Exhibit 10 (e) (1)


SUMMARY OF DIRECTORS AND OFFICERS LIABILITY INSURANCE POLICIES



Primary Coverage:

   Carrier:            Fidelity and Casualty Insurance Company

   Coverage:           $5,000,000

   Deductibles:        None

   Policy Number:      CES 15110 (5/93) and CES 15112 (5/93)

   Policy period:      8/01/94 to 8/01/95







Secondary Coverage:

   Carrier:           St Paul Surplus Lines Ins Co

   Coverage:          $5,000,000

   Deductibles:       $175,000

   Policy Number:     SE 05500608

   Policy period:     8/01/94 to 8/01/95

(END OF EXHIBIT 10 (e) (1) )

EXHIBIT 10 (h) (1) TO FORM I0-K FOR THE FISCAL YEAR ENDED JUNE 30, 1994

SCI SYSTEMS, INC.

1994 STOCK OPTION INCENTIVE PLAN





			                      TABLE OF CONTENTS

                                                         Page
SECTION 1  DEFINITIONS  ....................................1
SECTION 2  THE STOCK INCENTIVE PLAN.......................   2
     2.1 Purpose of the Plan .............................. 2
     2.2 Stock Subject to the Plan.......................2
     2.3 Administration of the Plan.........................2
     2.4 Eligibility and  Limits............................3
SECTION 3 TERMS OF STOCK OPTIONS GRANTED TO EMPLOYEES AND OFFICERS.....3
     3.1 Terms and Conditions of Options Granted to Employees  and Officers
     (a) Number of Option Shares....................3
     (b) Stock Option Agreement.................3
     (c) Type of Option.........................4
     (d) Option Price..........................4
     (e) Option Term............................4
     (f) Payment...............................4
     (g) Conditions to the Exercise of an Option...........5
     (h) Termination of Incentive StockOption..............5
     (i) Special Provisions for Certain Substitute Options....5
     (j) Date of Grant.....................5
     (k) Nonassignability................6
    3.2 Treatment of Awards Upon Termination of Employment......6
SECTION 4 TERMS OF STOCK OPTIONS GRANTED TO DIRECTORS...........6
    4.1 Number of Option Shares.............................6
    4.2 Stock Option Agreement..........6
    4.3 Type of Option...............6
    4.4 Option Price...................6
    4.5 Option Term.....................6
    4.6 Payment.......................7
    4.7 Date of Grant......................7
    4.8 Nonassignability..................7
    4.9 Cessation of Board Membership...........7
    4.10  Timing of Directions...............7
SECTION 5  RESTRICTIONS ON STOCK.................7
SECTION 6  GENERAL PROVISIONS....................7
     6.1 Withholding..........................7
     6.2 Changes in Capitalization; Merger; Liquidation....8
     6.3 Cash Awards.....................9
     6.4 Compliance with Code...............9
     6.5 Right to Terminate Employment.........9
     6.6 Non-alienation of Benefits..............9
     6.7 Restrictions on Delivery and Sale of Shares; Legends........9
     6.8 Termination and Amendment of the Plan...............9
     6.9 Stockholder Approval........................10
     6.10  Choice of Law....................10
     6.11  Effective Date of Plan....................10




                        SCI SYSTEMS, INC

             1994 STOCK OPTION INCENTIVE PLAN



SECTION 1  DEFINITIONS

Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

1.1 "Board" means the board of directors of the Company.

1.2 "Code" means the Internal Revenue Code of 1986, as amended.

1.3 "Committee" means the committee appointed by the Board to administer the Plan.

1.4 "Company" means SCI Systems, Inc., a Delaware corporation.

1.5 "Director Fee" means fees payable for the performance of duties as a director of the Company, but shall not include meeting or committee fees or expense reimbursements paid to a director.

1.6 "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

1.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

1.8 "Exercise Price" means the price per share of Stock purchasable under any Option.

1.9 "Fair Market Value" with regard to a date means the closing price at which Stock shall have been sold on the last trading date prior to that date as reported by the Nasdaq National Market System (or, if applicable, as reported by a national securities exchange selected by the Committee on which the shares of Stock are then actively traded) and published in The Wall Street Journal; provided that, for purposes of granting Options other than incentive stock options, Fair Market Value of the shares of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

1.10 "Option" means a non-qualified stock option or an incentive stock option.

1.11 "Over 10% Owner" means an individual who at the time an incentive stock option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

1.12 "Participant" means an individual who receives an Option hereunder.

1.13 "Plan" means the SCI Systems, Inc. 1994 Stock Option
Incentive Plan.

1.14 "Stock" means the Company's common stock, $0.10 par value.

1.15 "Stock Option Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of an Option.

1.16 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to incentive stock options, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2  THE STOCK INCENTIVE PLAN

2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to selected employees, officers and directors of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by selected employees, officers and directors by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining select employees, officers and directors.

	2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Section 5.2, 1,300,000 shares of Stock (the "Maximum Plan Shares", of which 302,974 shares are those which were released from reservation under the SCI Systems, Inc. Non-Qualified Stock Option Plan and the SCI Systems, Inc. Incentive Stock Option Plan immediately prior to adoption of this Plan), are hereby reserved exclusively for issuance pursuant to Options. At no time shall the Company have outstanding Options subject to Section 16 of the Exchange Act and shares of Stock issued in respect of Options in excess of the Maximum Plan Shares; for this purpose, the outstanding Options and shares of Stock issued in respect of Options shall be computed consistent with Rule 16b-3(a)(1) as promulgated under the Exchange Act. To the extent permitted by Rule 16b-3(a)(1) as promulgated under the Exchange Act, the shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Option that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.



2.3 Administration of the Plan. The Plan shall be administered by the Committee.

(a) With respect to awards under the Plan to key employees and officers, the Committee shall be comprised solely of "disinterested persons," as defined in Rule 16b-3 as promulgated under the Exchange Act, who are then members of the Board. The Committee shall have full authority in its discretion to determine the key employees and officers of the Company or its affiliates to whom Options shall be granted and the terms and provisions of such Options.



(b) Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.



2.4 Eligibility and Limits. Options may be granted only to employees, officers and directors of the Company, or any affiliate of the Company; provided, however, that directors who serve on the Committee shall not be eligible to receive awards under Plan Section 3 that are subject to Section 16 of the Exchange Act while they are members of the Committee and that an incentive stock option may only be granted to an employee of the Company or any Subsidiary. In the case of incentive stock options, the aggregate Fair Market Value (determined as at the date an incentive stock option is granted) of stock with respect to which stock options intended to meet the requirements of Code
Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the incentive stock option(s) which cause the limitation to be exceeded shall be treated as non-qualified stock option(s).



           SECTION 3 TERMS OF STOCK OPTIONS GRANTED TO
EMPLOYEES AND OFFICERS



3.1 Terms and Conditions of Options Granted to Employees and
Officers.   No more than 1,200,000 shares of Stock shall be
available for issuance as Options to employees and officers under the Plan.



(a) Number of Option Shares. The number of shares of Stock as to which an Option shall be granted pursuant to this Section 3 shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. Notwithstanding the preceding, to the extent required under Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance-based compensation, the maximum number of shares of Stock with respect to which Options may be granted during any one year period to any employee shall not exceed 100,000.



(b) Stock Option Agreement. Each Option granted pursuant to this Section 3 shall either be evidenced by a Stock Option Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate. Each Stock Option Agreement shall be subject to the terms of the Plan and any provisions contained in the Stock Option Agreement that are inconsistent with the Plan shall be null and void.



(c) Type of Option. At the time any Option is granted pursuant to this Section 3, the Committee shall determine whether the Option is to be an incentive stock option described in Code
Section 422 or a non-qualified stock option, and the Option shall be clearly identified as to its status as an incentive stock option or a non-qualified stock option. At the time any incentive stock option granted under the Plan is exercised, the Company shall be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an incentive stock option. An incentive stock option may only be granted within 10 years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.



(d) Option Price.  Subject to adjustment in accordance with
Section 6.2 and the other provisions of this Section 3, the Exercise Price under any Option shall be as set forth in the applicable Stock Option Agreement. Notwithstanding the preceding, the Exercise Price under any incentive stock option shall not be less than the Fair Market Value on the date the Option is granted, and with respect to each grant of an incentive stock option to a ParticipantwhoisanOver 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted.



(e) Option Term. Any incentive stock option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of 10 years after the date the Option is granted. Any incentive stock option granted to a Participant who is an Over 10% Owner shall not be exercisable after the expiration of five years after the date the Option is granted. The term of any non-qualified stock option shall be as specified in the applicable Stock Option Agreement.



(f) Payment. Payment for all shares of Stock purchased pursuant to the exercise of an Option granted pursuant to this Section 3 shall be made in any form or manner authorized by the Committee in the Stock Option Agreement, including, but not limited to,
(i) cash, (ii) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;
(iii) in a cashless exercise through a broker; or (iv) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Any such financing shall require the payment by the Participant of interest on the amount financed at a rate not less than the "applicable federal rate" under the Code. If a Stock Option Agreement so provides, the Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment for each share of Stock purchased pursuant to the terms of the Stock Option Agreement. Any such new Option shall be subject to the terms and conditions of the Stock Option Agreement pursuant to which such new Option is granted. Payment of the Exercise Price shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.



(g) Conditions to the Exercise of an Option. Each Option granted pursuant to this Section 3 shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Option Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Option Agreement to the contrary.



(h) Termination of Incentive Stock Option. With respect to an incentive stock option, in the event of termination of employment of a Participant for any reason other than death or disability, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three months after the date of termination of employment; provided, however, that in the case of a holder whose termination of employment is due to death or disability, one year shall be substituted for such three month period. For purposes of this Subsection (h), termination of employment of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the incentive stock option of the Participant in a transaction to which Code Section 424(a) is applicable.




(i) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.



(j) Date of Grant. The date an Option is granted pursuant to this Section 3 shall be the date on which the Committee has approved the terms and conditions of the Option and has determined the recipient of the Option and the number of shares covered by the Option and has taken all such other action necessary to complete the grant of the Option.



(k) Nonassignability. Options granted pursuant to this Section 3 shall not be transferable or assignable except by will or by the laws of descent and distribution. Such Options shall be exercisable, during the Participant's lifetime, only by the Participant; or in the event of the death of the Participant, by the legal representatives of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will.



3.2 Treatment of Awards Upon Termination of Employment. Except as otherwise provided by Plan Section 3.1(h), any award pursuant to this Section 3 to a Participant who has experienced a termination of employment may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Option Agreement, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's termination of employment or such other factors as the Committee determines are relevant to its decision to continue the award.



SECTION 4 TERMS OF STOCK OPTIONS GRANTED TO DIRECTORS

Each individual serving as a non-employee director of the Company as of the effective date of the Plan may irrevocably direct that all or a portion of his or her Director Fee for the remainder of the term for which he or she is serving as a director be allocated to the purchase of Options on his or her behalf. The direction shall be effective with respect to those Director Fees payable after the expiration of six months following the Company's receipt of the direction and must be made with respect to all or a portion (in 25% increments) of each payment. Options granted under this Section 4 shall be subject to the following terms and conditions:



4.1 Number of Option Shares.  A Participant shall be granted an
Option to purchase that number of shares of Stock with an aggregate Fair Market Value (determined as of the date of grant) equal to four times the amount of the Director Fee which the Participant allocated to the purchase of Options.



4.2 Stock Option Agreement.  Each Option shall be evidenced by a
Stock Option Agreement which shall incorporate the terms of the Plan.



4.3 Type of Option. Options shall be non-qualified stock options.



4.4 Option Price. The Exercise Price for a share of Stock subject to an Option shall be the Fair Market Value (determined as of the date of grant) of a share of Stock.



4.5 Option Term. Each Option may be exercised for that percentage of shares of Stock subject to the Option as to which the Option has become vested, reduced by that number of shares of Stock subject to the Option which have been previously exercised. The Option shall vest in equal portions on each "Vesting Date," provided that the Participant is still a director on the Vesting Date. For purpose of this Section 4, the term Vesting Date shall mean the date of grant and each Board meeting at which Director Fees are payable during the remainder of the director's term, provided that Director Fees are paid on a semi-annual basis. If Director Fees are no longer payable on a semi-annual basis, then the term Vesting Date shall mean the date of grant and thereafter any annual meeting of the Company's shareholders or any six month anniversary of an annual meeting of the Company's shareholders occuring during the director's term; provided that the next vesting date is no less than four months from any other vesting date. Once exercisable, each Option granted hereunder shall remain exercisable until the tenth anniversary of the date of grant; provided, however, that in the event of a Participant's death prior to the expiration of any such Option term, the Option may continue to be exercised by the Participant's legal representative until the expiration of such Option term.



4.6 Payment. Payment for all shares of Stock purchased pursuant to the exercise of an Option shall be made (i) in cash, (ii) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; or (iii) in a cashless exercise through a broker. The holder of an Option, as such, shall have none of the rights of a stockholder.



4.7 Date of Grant. An Option shall be granted as of the date on which the Director Fee is payable for which a direction is applicable.



4.8 Nonassignability. Options shall not be transferable or assignable except by will or by the laws of descent and distribution. Such Options shall be exercisable, during the Participant's lifetime, only by the Participant; or in the event of the death of the Participant, by the legal representatives of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will.



4.9 Timing of Directions. Each non-employee director shall make a direction pursuant to this Section 4 no later than 30 days following his or her election, reelection or appointment to the Board; provided, however, that any non-employee director who is a member of the Board as of the Plan's effective date shall make such a direction no later than 30 days following the Plan's effective date.



SECTION 5  RESTRICTIONS ON STOCK

	The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the Stock Option Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the Stock Option Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the Stock Option
Agreement, and the shares so transferred shall continue to be bound by the Plan and the Stock Option Agreement.





SECTION 6  GENERAL PROVISIONS

6.1 Withholding.  The Company shall deduct from all cash
distributions under the Plan any taxes required to be withheld by federal, state or local government.  Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to
satisfy any federal, state and local withholding tax
requirements prior to the delivery of any certificate or
certificates for such shares.  A Participant may pay the
withholding tax in cash, or, if the Stock Option Agreement
provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of
whole shares of Stock which, when multiplied by the Fair Market
Value of the shares of Stock determined as of the Tax Date
(defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise of an
Option (a "Withholding Election").  A Participant may make a
Withholding Election only if both of the following conditions
are met:		(a) The Withholding Election must be made on or prior
to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and



(b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company;
however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.



6.2 Changes in Capitalization; Merger; Liquidation.



(a) The number of shares of Stock reserved for the grant of Options; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option; and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.



(b) In the event of or anticipation of a merger, consolidation or other reorganization of the Company or tender offer for shares of Stock, the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards. Any adjustment pursuant to this Section 6.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option, but shall not otherwise diminish the then value of the Option.



(c) The existence of the Plan and the Options granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.



6.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of an Option the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Option or the exercise of rights thereunder.





6.4 Compliance with Code. All incentive stock options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all incentive stock options granted hereunder shall be construed in such manner as to effectuate that intent.



6.5 Right to Terminate Employment. Nothing in the Plan or in any Option shall confer upon any Participant the right to continue as an employee, officer or director of the Company or any of its affiliates or affect the right of the Company or any of its affiliates to terminate the Participant's employment or other relationship with the Company at any time.



6.6 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.



6.7 Restrictions on Delivery and Sale of Shares; Legends. Each Option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Option may be withheld unless and until such listing, registration or qualification shall have been effected.
 If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Options then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Option, that the Participant or other recipient of an Option represent, in writing, that the shares received pursuant to the Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.



6.8 Termination and Amendment of the Plan. The Board at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of an Option shall adversely affect the rights of the Participant under such Option.



6.9 Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within 12 months before or after the adoption of the Plan by the Board. If such approval is not obtained, any Option granted hereunder shall be void.



6.10 Choice of Law. The laws of the State of Alabama shall govern the Plan, to the extent not preempted by federal law.



6.11 Effective Date of Plan. The Plan shall become effective as of the date of its approval by the Board, subject, however, to the approval of the Plan by the Company's shareholders at their next annual meeting. Options granted hereunder prior to such shareholder approval shall be conditioned upon such shareholder approval. Unless such shareholder approval is obtained by the first anniversary of the Board's approval, this Plan and any Options awarded hereunder shall become void thereafter.





				SCI SYSTEMS, INC.

                		By:


				Title:













ATTEST:



____ Secretary



	[CORPORATE SEAL]









(End of Exhibit 10 (h) (1) )





EXHIBIT 10 (i) (1) TO FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1994



(BEGINNING OF SAVINGS PLAN EXHIBIT)

 SAVINGS PLAN

 OF THE SCI SYSTEMS, INC.

 EMPLOYEE FINANCIAL SECURITY PROGRAM



THIS INDENTURE made as of the 1st day of July, 1991, by SCI
Systems (Alabama), Inc., a corporation duly organized and existing under the laws of the State of Alabama (hereinafter called the "Primary Sponsor");



W I T N E S S E T H:



WHEREAS, SCI Systems, Inc. by indenture dated November 23, 1973, established the Savings Plan of the SCI Systems, Inc. Employee Financial Security Program (the "Plan") for the benefit of its employees, which plan from time to time has been amended and restated; and



WHEREAS, the Primary Sponsor now wishes to amend and restate the Plan to comply with the Tax Reform Act of 1986, subsequent legislation and various regulations and rulings, and to merge the TRASOP/PAYSOP Plan of the SCI Systems, Inc. Employee
Financial Security Program into the Plan; and



WHEREAS, the Plan is intended to be a profit sharing plan within the meaning of Treasury Regulations Section 1.401-1(b)(1)(ii) and also contains a cash or deferred arrangement as described in
Section 401(k) of the Internal Revenue Code of 1986; and



NOW, THEREFORE, the Primary Sponsor does hereby amend and restate the Plan in its entirety, effective as of July 1, 1991 (except to the extent the provisions are required to apply at another date or to any other members to comply with applicable law), to read as follows:



SAVINGS PLAN

OF THE SCI SYSTEMS, INC.



EMPLOYEE FINANCIAL SECURITY PROGAM

SECTION 1  DEFINITIONS................3
SECTION 2 ELIGIBILITY ..........12
SECTION 3 CONTRIBUTIONS............12
SECTION 4 ALLOCATIONS ............... 15
SECTION 5 WITHDRAWALS DURING EMPLOYMENT ........ 17
SECTION 6 INDIVIDUAL FUNDS AND INVESTMENT OF TRUST ASSETS......19
SECTION 7 PLAN LOANS ............................22
SECTION 8 DEATH BENEFITS................... 25
SECTION 9 PAYMENT OF BENEFITS ON RETIREMENT OR DEATH.......25
SECTION 10 PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT...27
SECTION 11 ADMINISTRATION OF THE PLAN.............29
SECTION 12 CLAIM REVIEW PROCEDURE...............31
SECTION 13 LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
          INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS....  33
SECTION 14 PROHIBITION AGAINST DIVERSION ...................33
SECTION 15 LIMITATION OF RIGHTS..............................34
SECTION 16 AMENDMENT TO OR TERMINATION OF THE PLAN AND THE TRUST.......34
SECTION 17 ADOPTION OF PLAN BY AFFILIATES.......................35
SECTION 18 QUALIFICATION AND RETURN OF CONTRIBUTIONS.............36
SECTION 19 INCORPORATION OF SPECIAL LIMITATIONS..............37
APPENDIX A  SPECIAL  NONDISCRIMINATION RULES...................A-1
APPENDIX B  LIMITATION ON ALLOCATIONS.........................B-1
APPENDIX C  TOP-HEAVY PROVISIONS.........................C-1
APPENDIX D  PAYSOP PLAN..............................D-1



SECTION 1

DEFINITIONS

	Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise and the following words and phrases shall, when used herein, have the meanings set forth below:

	1.1 "Account" means the account established and maintained by the Plan Administrator to reflect the interest of each Member in the Fund. In addition to any other accounts as the Plan Administrator may establish and maintain, the Plan Administrator shall establish and maintain separate accounts (each of which shall be adjusted pursuant to the Plan to reflect income, gains, losses and other credits or charges attributable thereto) for each Member to be designated as follows:

		(a) "Employee Deferral Account" which shall reflect a Member's interest in contributions made by a Plan Sponsor under Plan
Section 3.1.

		(b) "Company Contribution Account" which shall reflect a Member's interest in contributions made by a Plan Sponsor under Plan Sections 3.2 and 3.4.

		(c) "Non-Deductible Voluntary Contribution Account" which shall reflect a Member's interest in Voluntary Contributions made by a Member to the Fund pursuant to Plan Section 3.3.

		(d) "Rollover Account" which shall reflect a Member's interest in Rollover Amounts.

		(e) "Direct Transfer Account" which shall reflect the Member's interest in all assets transferred to the Fund on his behalf in a trust-to-trust transfer directly from a tax qualified retirement plan not subject to the survivor annuity requirements of Code Section 401(a)(11).

		(f) "Company Stock Account" which shall reflect a Member's accrued benefit under the PAYSOP Plan.

		The Employee Deferral Account, Non-Deductible Voluntary Contribution Account and Rollover Account of a Member are sometimes hereinafter collectively referred to as the "Contribution Account" of the Member. The Contribution Account of a Member shall also include his Mandatory Contribution
Account and Qualified Voluntary Contribution Account (as these terms were defined in versions of the Plan prior to August 30,
1988).



	1.2 "Accrued Benefit" means the balance of a Member's Account.

	1.3 "Affiliate" means (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) as is a Plan Sponsor, (b) any other trade or business (whether or not incorporated) under common control
(within the meaning of Code Section 414(c)) with a Plan Sponsor,
(c) any other corporation, partnership or other organization which is a member of an affiliated service group (within the meaning of Code Section 414(m)) with a Plan Sponsor, and (d) any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o).

	1.4 "Annual Compensation" means the amount paid to an Employee by a Plan Sponsor (and Affiliates for purposes of Appendices A and C) during a Plan Year as compensation that would be subject to income tax withholding under Code Section 3401(a) (but without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code Section 3401(a)(2)), to the extent not in excess of the Annual Compensation Limit. Notwithstanding the above, Annual Compensation shall be determined as follows:

		(a) (1) in determining with respect to each Plan Sponsor the amount of contributions under Plan Section 3 and allocations under Plan Section 4 made by or on behalf of an Employee, (2) for purposes of applying the provisions of Appendix A hereto for such Plan Years as the Secretary of the Treasury may allow, Annual Compensation shall only include amounts received for the portion of the Plan Year during which the Employee was a Member;
and

	(b) for purposes of applying the Annual Compensation Limit, as adjusted, with respect to Plan Sections 3 and 4 and Appendix A, the rules contained in Subsection (b) of the Plan Section containing the definition of the term "Highly Compensated
Employee" shall apply, except that in applying the rules, the term "family" shall include only the spouse of the Member and any lineal descendants of the Member who have not attained age
19 before the close of the Plan Year; and

	(c) for all purposes under the Plan except Appendices B and C hereto, Annual Compensation shall include any amount contributed by a Plan Sponsor on behalf of an Employee pursuant to a salary reduction agreement which is not includable in the gross income of the Employee under Section 125, 402(a)(8), or 402(h) of the Code; and

	(d) for purposes of determining the amount of contributions under Plan Section 3 and allocations under Plan Section 4 made by or on behalf of an Employee, Annual Compensation shall exclude overtime, shift premiums, bonus payments, commissions and other supplemental remuneration, and shall include any Deferral Amounts (as that term is defined in the Deferred
Compensation Plan) made on behalf of an Employee to the Deferred
Compensation Plan.

	1.5 "Annual Compensation Limit" means (1) $200,000 for the Plan Year beginning on January 1, 1989, which amount may be adjusted in subsequent Plan Years through the Plan Year beginning in 1993, based on changes in the cost of living as announced by the Secretary of the Treasury, and (2) $150,000 for the Plan Year beginning on January 1, 1994, which amount may be adjusted in subsequent Plan Years based on changes in the cost of living as announced by the Secretary of the Treasury.



1.6 "Beneficiary" means the person or trust that a Member designated most recently in writing to the Plan Administrator; provided, however, that if the Member has failed to make a designation, no person designated is alive, no trust has been established, or no successor Beneficiary has been designated who is alive, the term "Beneficiary" means (a) the Member's spouse or (b) if no spouse is alive, the Member's surviving children, or (c) if no children are alive, the Member's parent or parents, or (d) if no parent is alive, the legal representative of the deceased Member's estate. Notwithstanding the preceding sentence, the spouse of a married Member shall be his Beneficiary unless that spouse has consented in writing to the designation by the Member of some other person or trust and the spouse's consent acknowledges the effect of the designation and is witnessed by a notary public. A Member may change his designation at any time. However, a Member may not change his designation without further consent of his spouse under the terms of the preceding sentence unless the spouse's consent permits designation of another person or trust without further spousal consent and acknowledges that the spouse has the right to limit consent to a specific beneficiary and that the spouse voluntarily relinquishes this right. Notwithstanding the above, the spouse's consent shall not be required if the Member establishes to the satisfaction of the Plan Administrator that the spouse cannot be located, if the Member has a court order indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a "qualified domestic relations order" (as defined in Code Section 414(p)) provides otherwise, or if there are other circumstances as the Secretary of the Treasury prescribes. If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse.

	1.7 "Board of Directors" means the Board of Directors of the Primary Sponsor.

	1.8 "Break in Service" means the failure of an Employee, in connection with a termination of employment other than by reason of death or attainment of a Retirement Date, to complete more than 500 Hours of Service in any Plan Year.

	1.9 "Code" means the Internal Revenue Code of 1986, as amended.

	1.10 "Deferral Amount" means a contribution of a Plan Sponsor on behalf of a Member pursuant to Plan Section 3.1.

	1.11 "Deferred Compensation Plan" means the "Deferred
Compensation Plan of the SCI Systems, Inc. Employee Financial
Security Program," most recently amended and restated effective
January 1, 1992, and as from time to time amended.

	1.12 "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

	1.13 "Disability" means a disability of a Member within the meaning of Code Section 72(m)(7), to the extent that the Member is, or would be, entitled to disability retirement benefits under the federal Social Security Act or to the extent that the Member is entitled to recover benefits under any long term disability plan or policy maintained by the Plan Sponsor. The determination of whether or not a Disability exists shall be determined by the Plan Administrator and shall be substantiated by competent medical evidence.

	1.14 "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

	1.15 "Elective Deferrals" means, with respect to any taxable year of the Member, the sum of



(a) any Deferral Amounts;

(b) any contributions made by or on behalf of a Member under any other qualified cash or deferred arrangement as defined in Code
Section 401(k), whether or not maintained by a Plan Sponsor, to the extent such contributions are not or would not, but for Code
Section 402(g)(1) be included in the Member's gross income for the taxable year; and

		(c) any other contributions made by or on behalf of a Member pursuant to Code Section 402(g)(3).

	1.16 "Eligibility Service" means a six-consecutive-month period during which the Employee completes no less than 500 Hours of Service beginning on the date on which the Employee first performs an Hour of Service upon his employment or reemployment or, in the event the Employee fails to complete 500 Hours of Service in that six-consecutive-month period, any six-consecutive-month period thereafter during which the Employee completes no less than 500 Hours of Service.

	1.17 "Eligible Employee" means any Employee of a Plan Sponsor other than an Employee who is (a) covered by a collective bargaining agreement between a union and a Plan Sponsor, provided that retirement benefits were the subject of good faith bargaining, unless the collective bargaining agreement provides for participation in the Plan, (b) a leased employee within the meaning of Code Section 414(n)(2), or (c) deemed to be an Employee of a Plan Sponsor pursuant to regulations under Code
Section 414(o).

	1.18 "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) that accepts the Distributee's
Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

	1.19 "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section
401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

	1.20 "Employee" means any person who is (a) employed by a Plan Sponsor or an Affiliate for purposes of the Federal Insurance
Contributions Act, (b) a leased employee within the meaning of Code Section 414(n)(2) with respect to a Plan Sponsor, or (c) deemed to be an employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).

	1.21 "Entry Date" means each January 1, April 1, July 1, and
October 1.

	1.22 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

	1.23 "Fiduciary" means each Named Fiduciary and any other person who exercises or has any discretionary authority or control regarding management or administration of the Plan, any other person who renders investment advice for a fee or has any authority or responsibility to do so with respect to any assets of the Plan, or any other person who exercises or has any authority or control respecting management or disposition of assets of the Plan



	1.24 "Fund" means the amount at any given time of cash and other property held by the Trustee pursuant to the Plan.

	1.25 "Highly Compensated Employee" means each Employee who is described in Subsection (a), unless the Plan Sponsor makes an election pursuant to Subsection (b).



(a) (1) The Employee during the Plan Year immediately preceding the Plan Year in question:

		(A) was at any time an owner of more than five percent (5%) of the outstanding stock of a Plan Sponsor or Affiliate or more than five percent (5%) of the total combined voting power of all stock of a Plan Sponsor or Affiliate; or

	(B) received Annual Compensation in excess of $90,803 (for the Plan Year beginning in 1991) which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury; or

	(C) received Annual Compensation in excess of $60,535 (for the Plan Year beginning in 1991) which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury, and who was in the group consisting of the most highly compensated twenty percent (20%) of the Employees; or

	(D) was at any time an officer of the Plan Sponsor or of any Affiliate whose Annual Compensation was greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which the Plan Year ends, where the term "officer" means an administrative executive in regular and continual service to the Plan Sponsor or Affiliate; provided, however, that in no event shall the number of officers exceed the lesser of Clause (i) or (ii) of this Subparagraph
(D), where:

	(i) equals fifty (50) Employees; and

	(ii) equals the greater of (I) three (3) Employees or (II) ten percent (10%) of the number of Employees during the Plan Year, with any non-integer being increased to the next integer.

	If for any year no officer of the Plan Sponsor meets the requirements of this Subparagraph (D), the highest paid officer of the Plan Sponsor for the Plan Year shall be considered an officer for purposes of this Subparagraph (D).

	(2) The Employee during the Plan Year in question (A) is described in Subsection (a)(1)(A), or (B) is both (i) described in Subsection (a)(1)(B), (a)(1)(C), or (a)(1)(D), and (ii) one of the 100 Employees who received the most Annual Compensation during that Plan Year.

	The Plan Administrator may make an election to substitute $60,535 (as adjusted) for $90,803 (as adjusted) in Subparagraph
(B) of Subsection (a)(1) provided that at all times during the Plan Year the Plan Sponsor and its Affiliates maintain significant business activities and have Employees in at least two significantly separate geographic areas and satisfy such other conditions as the Secretary of the Treasury prescribes.

	For purposes of Subparagraphs (C) and (D) of Subsection (a)(1), the following shall be excluded when determining the number of Employees in the most highly compensated twenty percent (20%) of the Employees and the number of officers:



	(i )Employees who have not completed six (6) months of service,

	(ii) Employees who normally work less than 17-1/2 hours per week,

	(iii) Employees who normally work during not more than six (6) months during any Plan Year,

	(iv) Employees who have not attained age 21,

	(v) Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Plan Sponsor or its Affiliates, provided 90% or more of the Employees are covered under collective bargaining agreements and the Plan only covers Employees who are not covered under the collective bargaining agreements.

	(b) Notwithstanding the provisions of Subsection (a), the Primary Sponsor may elect to determine each Highly Compensated
Employee to be each Employee who during the Plan Year in question is described in Subsection (a), pursuant to the provisions of Treas. Reg. Section 1.414(q)-1T, Q&A-14(b).

	(c) For purposes of this Section, if any Employee is a member of the family of a five percent (5%) owner as defined in Subsection (a)(1) of this Section or of a Highly Compensated
Employee whose Annual Compensation is such that he is among the ten (10) Highly Compensated Employees receiving the greatest amount of Annual Compensation during the Plan Year, then (1) the Employee shall not be considered a separate Employee, and (2) any Annual Compensation paid to the Employee, and any applicable contribution or benefit on behalf of the Employee, shall be treated as if it were paid to, or on behalf of, the five percent
(5%) owner or the Employee who is among the ten (10) Highly Compensated Employees receiving the greatest amount of Annual Compensation during the Plan Year. For purposes of this Section
(b), the term "family" means with respect to any Employee, the Employee's spouse and lineal descendants or ascendants and the spouses of lineal descendants or ascendants.

	(d) For purposes of this Section, a former Employee shall be treated as a Highly Compensated Employee if (1) the former
Employee was a Highly Compensated Employee at the time the former Employee separated from service with the Plan Sponsor or Affiliate or (2) the former Employee was a Highly Compensated
Employee at any time after the former Employee attained age 55.

	(e) For purposes of this Section, Employees who are nonresident aliens and who receive no earned income from the Plan Sponsor or an Affiliate from sources within the United States shall not be treated as Employees.

	(f) For purposes of this Section, Annual Compensation shall include amounts paid by Affiliates and shall be determined without regard to the Annual Compensation Limit, as adjusted.

	1.26 "Hour of Service" means:

	(a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Plan Sponsor or any Affiliate during the applicable computation period, and such hours shall be credited to the computation period in which the duties are performed;



(b) Each hour for which an Employee is paid, or entitled to payment, by a Plan Sponsor or any Affiliate on account of a period of time during which no duties are performed
(irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity
(including disability), layoff, jury duty, military duty or leave of absence;



(c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Plan Sponsor or any Affiliate, and such hours shall be credited to the computation period or periods to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Subsection (b) of this Section shall be subject to the limitations set forth in Subsection (f);

	(d) Solely for purposes of determining whether a Break in Service has occurred, each hour during any period that the Employee is absent from work (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for such child for a period immediately following its birth or placement. The hours described in this Subsection (d) shall be credited (A) only in the computation period in which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in that year solely because of that credit, or (B), in any other case, in the next following computation period;

	(e) Without duplication of the Hours of Service counted pursuant to Subsection (d) hereof and solely for such purposes as required pursuant to the Family and Medical Leave Act of 1993 and the regulations thereunder (the "Act"), each hour (as determined pursuant to the Act) for which an Employee is granted leave under the Act (1) for the birth of a child, (2) for placement with the Employee of a child for adoption or foster case, (3) to care for the Employee's spouse, child or parent with a serious health condition, or (4) for a serious health condition that makes the Employee unable to perform the functions of the Employee's job;

	(f) The Plan Administrator shall credit Hours of Service in accordance with the provisions of Section 2530.200b-2(b) and (c) of the U.S. Department of Labor Regulations or such other federal regulations as may from time to time be applicable and determine Hours of Service from the employment records of a Plan Sponsor or in any other manner consistent with regulations promulgated by the Secretary of Labor, and shall construe any ambiguities in favor of crediting Employees with Hours of Service. Notwithstanding any other provision of this Section, in no event shall an Employee be credited with more than 501
Hours of Service during any single continuous period during which he performs no duties for the Plan Sponsor or Affiliate;
and

	(g) In the event that a Plan Sponsor or an Affiliate acquires substantially all of the assets of another corporation or entity or a controlling interest of the stock of another corporation or merges with another corporation or entity and is the surviving entity, then service of an Employee who was employed by the prior corporation or entity and who is employed by the Plan
Sponsor or an Affiliate at the time of the acquisition or merger shall be credited from the effective date of the acquisition or merger unless the Plan Administrator otherwise specifies.

	1.27 "Individual Funds" means such subfunds of the Fund as may be established by the Plan Administrator with the consent of the Trustee for the investment of Accounts.

	1.28 "Investment Committee" means a committee which may be established to direct the Trustee with respect to investments of the Fund.

	1.29 "Investment Manager" means a Fiduciary, other than the Trustee, the Plan Administrator, or a Plan Sponsor, who may be appointed by the Primary Sponsor:

	(a) who has the power to manage, acquire, or dispose of any assets of the Fund or a portion thereof; and

	(b) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940; (2) is a bank as defined in that Act; or (3) is an insurance company qualified to perform services described in Subsection (a) above under the laws of more than one state; and

	(c) who has acknowledged in writing that he is a Fiduciary with respect to the Plan.

	1.30 "Member" means any Employee or former Employee who has become a participant in the Plan for so long as his vested
Accrued Benefit has not been fully distributed pursuant to the Plan.

	1.31 "Named Fiduciary" means only the following:

	(a) The Plan Administrator;

	(b) The Trustee;

	(c) The Board of Directors;

	(d) The Investment Committee; and

	(e) The Investment Manager.

	1.32 "Non-Deductible Voluntary Contribution" means a contribution to the Fund by a Member pursuant to Plan Section
3.3 and which is not deductible by the Member.

	1.33 "Normal Retirement Age" means age 65.

	1.34 "Old Plan" means the Savings Plan of the SCI Systems, Inc. Employee Financial Security Program established by indenture dated November 23, 1973.

	1.35 "Plan Administrator" means the organization or person designated to administer the Plan.

	1.36 "Plan Sponsor" means individually the Primary Sponsor and any Affiliate or other entity which has adopted the Plan and Trust.

	1.37 "Plan Year" means the six month period commencing on July 1, 1973, and ending on December 31, 1973, and each calendar year thereafter.

	1.38 "Retirement Date" means the first day of the month coinciding with or next following the date on which the Member retires on or after attaining Normal Retirement Age.

	1.39 "Rollover Amount" means any amount transferred to the Fund by a Member which amount qualifies as an eligible rollover distribution under Code Section 402(c)(4), or for rollover treatment under Code Sections 403(a)(4) or 408(d)(3)(A)(ii) and any regulations issued thereunder.

	1.40 "Termination Completion Date" means the last day of the fifth consecutive Break in Service computation period, determined under the Plan Section which defines Break in Service, in which a Member completes a Break in Service.



	1.41 "Trust" means the trust established under an agreement between the Primary Sponsor and the Trustee to hold the Fund or any successor agreement.

	1.42 "Trustee" means the trustee under the Trust.

	1.43 "Valuation Date" means the last day of each month.

	1.44 "Vesting Service" means (a) each completed year of "service" (as defined in the Old Plan) commencing on the "most recent date of hire" of a Member (as defined in the Old Plan) and ending on the anniversary of that date in 1976 and (b) commencing on January 1, 1976, each Plan Year thereafter during which an Employee completes at least 1,000 Hours of Service. Vesting Service shall not, however, include:

	(a) In the case of an Employee who completes five consecutive Breaks in Service and is not reemployed by a Plan Sponsor or Affiliate on or prior to his Termination Completion Date, for purposes of determining the vested portion of his Accrued
Benefit derived from Plan Sponsor contributions which accrued before his Termination Completion Date, all service in Plan
Years after his Termination Completion Date;

	(b) In the case of an Employee who completes five consecutive Breaks in Service and at that time does not have any vested right in Plan Sponsor contributions, all service before those Breaks in Service commenced;

	(c) Years of "service" (as defined in the Old Plan), and Plan Years beginning prior to January 1, 1985, as the case may be, during which an Employee has not attained age twenty two (22);
and

	(d) Plan Years prior to January 1, 1976, which would not be counted as vesting service pursuant to the provisions of the Old
Plan as then in effect.

	In the event that a Plan Sponsor or an Affiliate acquires substantially all of the assets of another corporation or entity or a controlling interest in the stock of another corporation or merges with another corporation or entity and is the surviving entity, then solely for purposes of determining the level of matching contributions under either Plan Section 3.2 or 3.4, an Employee who was employed by the prior corporation of entity and who is employed by the Plan Sponsor or Affiliate on or about the time of the acquisition or merger will be deemed to be credited with Vesting Service for each completed calendar year of service with the prior corporation or entity unless the Plan Administrator otherwise specifies.



SECTION 2

ELIGIBILITY

	2.1 Each Eligible Employee shall become a Member as of the Entry Date coinciding with or next following the date he completes his Eligibility Service.

	2.2 Each individual who was a Member of the Plan on the day immediately preceding July 1, 1991 shall continue to be a Member as of July 1, 1991 and each individual who was a Member of the PAYSOP Plan as of December 31, 1991, shall be a Member as of January 1, 1992.

	2.3 Each former Member of the Plan or former Member of the PAYSOP Plan who is reemployed by a Plan Sponsor shall become a Member as of the date of his reemployment as an Eligible
Employee.


2.4 Each former Employee who completes his Eligibility Service but terminates employment with a Plan Sponsor before becoming a Member shall become a Member as of the latest of the date he (a) is reemployed, (b) would have become a Member if he had not terminated employment, or (c) becomes an Eligible Employee.

	2.5 Solely for the purpose of contributing a Rollover Amount to the Plan or having assets transferred to his Direct Transfer
Account, an Eligible Employee, who has not yet become a Member pursuant to any other provision of this Section 2, shall become a Member as of the date on which the Rollover Amount is contributed to the Plan or assets are transferred to the Trust on the Member's behalf in a direct trustee-to-trustee transfer from a plan meeting the requirements of Code Section 401(a) which is not subject to Code Sections 401(a)(11) or 417.



 SECTION 3

 CONTRIBUTIONS

	3.1 (a) The Plan Sponsor shall make a contribution to the Fund on behalf of each Member who has elected to defer a portion of Annual Compensation otherwise payable to him for the Plan Year and to have such portion contributed to the Fund. The election must be made no sooner than seven (7) months prior to and no later than the date specified by the Plan Administrator before the Annual Compensation is payable and may only be made pursuant to an irrevocable written agreement between the Member and the Plan Sponsor which shall be in such form and subject to such rules and limitations as the Plan Administrator may prescribe and shall specify, in one-half percent (1/2%) increments, the percentage of Annual Compensation that the Member desires to defer and to have contributed to the Fund.

	(b) Elective Deferrals shall in no event exceed $8,475 (for
1991) in any one taxable year of the Member, which amount shall be adjusted for changes in the cost of living as provided by the Secretary of the Treasury. In the event the amount of Elective Deferrals exceeds $8,475 (for 1991) as adjusted, in any one taxable year then, (1) not later than the immediately following March 1, the Member may designate to the Plan the portion of the Member's Deferral Amount which consists of excess Elective Deferrals, and (2) not later than the immediately following
April 15, the Plan may distribute the amount designated to it under Paragraph (1) above, as adjusted to reflect income, gain, or loss attributable to it through the date of the distribution, and reduced by any "Excess Deferral Amounts," as defined in Appendix A hereto, previously distributed or recharacterized with respect to the Member for the Plan Year beginning with or within that taxable year. The payment of the excess Elective Deferrals, as adjusted and reduced, from the Plan shall be made to the Member without regard to any other provision in the Plan.
 In the event that a Member's Elective Deferrals to the Plan and other plans of the Plan Sponsor and its Affiliates exceed
$8,475, as adjusted, in any one taxable year, the amount of excess Elective Deferrals, as adjusted and reduced, (determined by taking into account only Elective Deferrals under the Plan and other plans of the Plan Sponsor and its Affiliates) shall be distributed to the Member from the Plan on or before the following April 15th.

	3.2 Each Plan Sponsor proposes to make contributions on each Valuation Date on behalf of each Member who has elected to receive matching contributions under this Plan Section 3.2 instead of under Plan Section 3.4 (other than a Member who terminated employment for reasons other than death or retirement since the preceding Valuation Date), in an amount equal to forty percent (40%) of the Deferral Amount elected to be contributed to the Plan, on behalf of the Member under Plan Section 3.1 since the preceding Valuation Date, not in excess of a percentage of the Annual Compensation earned by the Member since the preceding Valuation Date. The percentage of Annual
Compensation matched for Members who are not Highly Compensated Employees shall be determined in accordance with the following schedule:



Years of Vesting         Percentage of Annual

   Service                 Compensation Matched

Less than 5                       4 1/2
5 but less than 10                  6
10 but less than 15               7 1/2
15 or more                          9



The percentage of Annual Compensation matched for Members who are Highly Compensated Employees shall be four and one-half percent (4 1/2%).

	3.3 Subject to such rules and limitations as the Plan Administrator may from time to time prescribe, each Member may elect to contribute as a Non-Deductible Voluntary Contribution to the Fund an amount, in one percent (1%) increments, of his Annual Compensation not in excess of fifteen percent (15%) of the Member's Annual Compensation for the Plan Year, reduced by the percentage of the Member's Annual Compensation contributed pursuant to Plan Section 3.1, as designated in the written election agreement of the Member. Non-Deductible Voluntary Contributions shall be made to the Fund through regular payroll deductions or in such other manner as shall be agreed upon by each Member and the Plan Administrator, provided that a Member may elect to make such contribution no sooner than seven (7) months prior to and no later than the date specified by the Plan Administrator prior to the date such contribution is contributed to the Fund. The Plan Administrator may, at any time, suspend the ability of Members to make further Non-Deductible Voluntary Contributions.

	3.4 Each Plan Sponsor proposes to make contributions on each Valuation Date on behalf of each Member who has elected to receive matching contributions under this Plan Section 3.4 instead of under Plan Section 3.2 (other than a Member who terminated employment for reasons other than death or retirement since the preceding Valuation Date), in an amount equal to sixty percent (60%) of a portion of the Non-Deductible Voluntary Contribution made by the Member under Plan Section 3.3 through payroll deductions, not in excess of a percentage of the Annual Compensation earned by the Member since the preceding Valuation Date. The percentage of Annual Compensation matched for Members who are not Highly Compensated Employees shall be determined in accordance with the following schedule:

Years of Vesting             Percentage of Annual
  Service                 Compensation Matched

Less than 5                            3
5 but less than 10                     4
10 but less than 15                    5
15 or more                             6

The percentage of Annual Compensation matched for Member's who are Highly Compensated Employees shall be three percent (3%).

	3.5 A Member may, subject to such rules and conditions as the Plan Administrator may prescribe, elect to switch matching elections between Plan Sections 3.2 and 3.4 no more frequently than once in any six month period and may give notice of such election no more than seven (7) months prior to and not later than the date and time prescribed by the Plan Administrator for the making of such and election.

	3.6 Forfeitures shall be used to reduce Plan Sponsor contributions and not to increase benefits.



	3.7 Any Member may, with the consent of the Plan Administrator and subject to such rules and conditions as the Plan
Administrator may prescribe, contribute a Rollover Amount to the Fund; provided, however, that the Plan Administrator shall not administer this provision in a manner which is discriminatory in favor of Highly Compensated Employees.

	3.8 Contributions may be made only in cash or other property which is acceptable to the Trustee. In no event will the sum of contributions under Plan Sections 3.1, 3.2 and 3.4 exceed the deductible limits under Code Section 404.

	3.9 A Member may either begin to contribute or change the percentage of his contribution under Plan Sections 3.1 or 3.3 on any Valuation Date by written notice submitted to the Plan Administrator on a form prescribed by the Plan Administrator by the date and time specified by the Plan Administrator, effective on the first day of the month following the administrative processing of such change or such later date, but no later than seven (7) months thereafter, as specified on the Member's written election form.

	3.10 (a) A Member may suspend his contribution under Plan Sections 3.1 or 3.3 at any time by giving written notice to the Plan Administrator on a form prescribed by the Plan Administrator. Contribution suspensions become effective as of the first day of the month following the normal administrative processing of such suspension, or such later date, but no later than seven (7) months thereafter, as specified on the Member's written election form. For the period of suspension no contributions on behalf of the Member shall be made by a Plan Sponsor.

	(b) A Member who has suspended contributions pursuant to Plan
Section 3.9(a) may resume contributions in accordance with Sections 3.1 or 3.4 of the Plan on any Valuation Date coinciding with or following the expiration of six (6) months from the date the suspension took effect by submitting a written application to the Plan Administrator on a form prescribed by the Plan Administrator. Resumption of contributions shall commence as of the first day of the month following the normal administrative processing of such resumption or such later date, but no later than seven (7) months thereafter, as specified in the Member's written application.



 SECTION 4

ALLOCATIONS

	4.1 As soon as reasonably practicable following the date of withholding by the Plan Sponsor, if applicable, and receipt by the Trustee, Plan Sponsor contributions made on behalf of each Member under Plan Sections 3.1, 3.2 and 3.4, and Non-Deductible Voluntary Contributions, Rollover Amounts, and Direct Transfer Amounts contributed by or on behalf of the Member, shall be allocated to the Employee Deferral Account, Company Contribution Account, Non-Deductible Voluntary Contribution Account, Rollover Account, and Direct Transfer Account respectively, of the Member on behalf of whom the contributions were made.

	4.2 As of each Valuation Date, the Trustee shall determine the net income or net loss attributable to each Member's Account as follows:

	(a) To any cash income since the last Valuation Date, the Trustee shall add or subtract any net increase or decrease since the last Valuation Date in the fair market value of the assets of the Fund determined in accordance with Section 4.4 of the Plan, any gain or loss on the sale or exchange of assets of the Fund since the last Valuation Date, accrued interest since the last Valuation Date, the amount of any dividend declared but not paid since the last Valuation Date but not paid on shares of stock owned by the Fund if the market quotation used in determining the value of the shares is ex-dividend, and the amount of any other assets of the Fund determined by the Trustee to be income since the last Valuation Date. In the event there are subfunds or individual funds created under the terms of the trust agreement constituting the Trust the net income or net provisions of the trust agreement with respect to the allocation of net income or net loss with respect to those subfunds or individual funds;

	(b) From the sum thereof the Trustee shall deduct all charges, expenses, and liabilities accrued since the last Valuation Date which are proper under the provisions of the Plan and Trust and which in the discretion of the Plan Administrator are properly chargeable against income for the period; and

	(c) (1) Effective prior to October 1, 1993, the Trustee shall allocate the net income or net loss as of the Valuation Date to each Account of the Member (other than Members to whose Accounts net income or net loss is not to be allocated) in the proportion that the value of the interest of the Member in the Fund, or the subfund or individual fund, as of the next preceding Valuation
Date bears to the total value of the interests of all Members
(other than Members to whose Accounts net income or net loss is not to be allocated), in the Fund, subfund, or individual fund, respectively, on that Valuation Date.

	(2) Effective on and after October 1, 1993, the net income or net loss of each Individual Fund shall be determined as of each Valuation Date. Net income or net loss shall be allocated as of the Valuation Date to each Account of a Member (other than Members to whose Accounts net income or net loss is not to be allocated) in the proportion that the value of the Account invested in that Individual Fund, as of the preceding Valuation
Date, increased by one-half of the total contributions allocated to the Member's Account and one-half of any loan repayments made by such Member which have been invested in that Individual Fund since the preceding Valuation Date and further increased by the full amount of any interfund transfers from and to that Indiviudual Fund, bears to the value of all Accounts invested in that Individual Fund, as of the Valuation Date.

	4.3 In the event that any subfund or individual fund in which a Member has invested any of his Account suffers a net loss as determined under Section 4.2 above during the period between (a) the Valuation Date as of which the Plan Administrator determines the Accrued Benefit of the Member, and (b) the date the Member receives a final distribution of his vested Accrued Benefit in that subfund or individual fund, the Primary Sponsor shall contribute on the next Valuation Date an amount equal to such net loss.

	If as of any Valuation Date any subfund or individual fund has suffered a net loss or a decrease in earnings, due to administrative delays or errors in executing investment directions of Members, during the period between the preceding
Valuation Date and the date the investment directions are executed, then the Primary Sponsor may contribute to each affected subfund or individual fund an amount equal to the net loss or decrease in earnings of such subfund or individual fund calculated as the difference between actual investment performance and what the investment performance would have been had the investment directions been properly or timely executed.
The contribution shall be allocated, as of the Valuation Date for which it is determined that the subfund or individual fund has suffered the net loss or decrease in earnings, to the Accounts of Members in the affected subfund or individual fund in accordance with Section 4.2 of the Plan.

	4.4 The Trustee shall determine the fair market value of the assets of the Fund.



 SECTION 5

WITHHDRAWALS DURING EMPLOYMENT

	5.1 A Member may elect, no sooner than seven (7) months prior to and no later than a date specified by the Plan Administrator, to withdraw either twenty-five percent (25%) increments or a specific dollar amount of his Non-Deductible Voluntary
Contribution Account, provided he submits written notice to the Plan Administrator on a form prescribed by the Plan
Administrator by the date and time prescribed by the Plan Administrator. No withdrawal may be in an amount less than $100.00, unless the withdrawal is of the balance of the Non-Deductible Voluntary Contribution Account of the Member. No Member shall make more than one withdrawal in any Plan Year.

	5.2 A Member may not withdraw corresponding matching contributions of a Plan Sponsor under Section 3.4 of the Plan. If a Member withdraws Non-Deductible Voluntary Contributions that have not been matched by a Plan Sponsor under Plan Section 3.4, the Member shall be suspended from making any further Non-Deductible Voluntary Contributions, other than those which may be matched under Section 3.4, until six (6) months from the date of withdrawal whereupon a Member may resume making contributions on the first day of any succeeding month. The change shall be effective on the first day of the month following the normal administrative processing of such change. During the suspension, a Plan Sponsor shall not make any contributions on behalf of the Member under Section 3.4 of the Plan. If the withdrawal includes any amount which has been matched by a Plan Sponsor under Section 3.4 of the Plan, the Member may not make Non-Deductible Voluntary Contributions during the suspension.

	5.3 A Member may elect no sooner than seven (7) months prior to and no later than a date specified by the Plan Administrator, upon written notice to the Plan Administrator, to withdraw from both his Rollover Account and Qualified Voluntary Employee
Contribution Account, as this term was defined in versions of the Plan prior to August 30, 1988, an amount not less than $100.00 from each Account.

	5.4 The Trustee shall, upon the direction of the Plan Administrator, distribute all or a portion of a Member's Employee Deferral Account consisting of Deferral Amounts (but not earnings thereon) prior to the time such account is otherwise distributable in accordance with the other provisions of the Plan; provided, however, that any such distribution shall be made only if the Member is an Employee and demonstrates that he is suffering from "hardship" as determined herein. For purposes of this Section, a distribution will be deemed to be on account of hardship if the distribution is on account of:

     	(a) expenses for medical care described in Section 213(d) of the Code incurred by the Member, his spouse, or any dependents of the Member (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care described in Code Section 213(d);

     	(b) purchase (excluding mortgage payments) of a principal residence for the Member;

     	(c) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Member, his spouse, children, or dependents;

     	(d) the need to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence; or

     	(e) any other contingency determined by the Internal
Revenue Service to constitute an "immediate and heavy financial need" within the meaning of Treasury Regulations Section
1.401(k)-1(d).

	5.5 In addition to the requirements set forth in Plan Section 5.4, any distribution pursuant to Plan Section 5.4 shall not be in excess of the amount necessary to satisfy the need determined under Section 5.4 and shall also be subject to the requirements of Subsection (a) or (b) of this Section.



(a) (1) The Member shall first obtain all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Plan Sponsor;

	(2) the Plan Sponsor shall not permit Elective Deferrals or after-tax employee contributions to be made to the Plan or any other plan maintained by the Plan Sponsor, for a period of twelve (12) months after the Member receives the distribution pursuant to this Section; and

	(3) the Plan Sponsor shall not permit Elective Deferrals to be made to the Plan or any other plan maintained by the Plan
Sponsor for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the limit under Plan Section 3.1(b) for the taxable year, less the amount of the Elective Deferrals made to the Plan or any other plan maintained by the Plan Sponsor for the taxable year in which the distribution under this Section occurs.

	(b) (1) The Member shall first obtain all other distributions, other than hardship distributions, and all nontaxable loans available under all plans maintained by the Plan Sponsor; and

	(2) the Plan Administrator shall determine that it can reasonably rely on the Member's certification by execution of a form provided by the Plan Administrator that the need determined under Plan Section 5.4 cannot be relieved -

(A) through reimbursement or compensation by insurance or otherwise,

	(B) by reasonable liquidation of the assets of the Member, his spouse and minor children, to the extent that the liquidation would not itself cause an immediate and heavy financial need and to the extent that the assets of the spouse and minor children are reasonably available to the Member,



(C) by cessation of Elective Deferrals, or

	(D) by other distributions or nontaxable (at the time of the distribution) loans from plans maintained by the Plan Sponsor or any other employer, or by borrowing from commercial sources on reasonable commercial terms.

	(3) Effective on and after July 1, 1992, a Member who receives a distribution under this Subsection (b) may not contribute
Deferral Amounts to the Plan until the first day of any month coinciding with or next following the expiration of six (6) months from the date of distribution. Any distribution pursuant to this Plan Section and Plan Section 5.4 shall be made only in accordance with such rules, policies, procedures, restrictions, and conditions as the Plan Administrator may from time to time adopt. Any determination of the existence of hardship and the amount to be distributed on account thereof shall be made by the Plan Administrator (or such other person as may be required to make such decisions) in accordance with the foregoing rules as applied in a uniform and nondiscriminatory manner; provided that, unless the Member requests otherwise, any such distribution shall include the amount necessary to pay any federal, state and local income taxes and penalties reasonably anticipated to result from the distribution. A distribution under this Section shall be made in a lump sum to the Member.

	5.6 A Member who has attained age 59-1/2 may elect, no sooner than seven (7) months prior to and no later than a date specified by the Plan Administrator, upon written notice to the Plan Administrator, to withdraw any part of his Employee
Deferral Account, valued as of the Valuation Date immediately following the withdrawal request plus Deferral Amounts made to the Member's Employee Deferral Account since that preceding
Valuation Date. A Member who receives a distribution under this Section may not contribute Deferral Amounts to the Plan until the first day of any month coinciding with or next following the expiration of six (6) months from the date of distribution.

	5.7 Any distributions pursuant to this Plan Section 5 shall be made first from those portions of a Member's Account which are not invested in the SCI Stock Fund.



	5.8 Any distribution pursuant to this Section 5 shall be made pursuant to the Eligible Rollover Distribution requirements set forth in Plan Section 9.5.



  SECTION 6

  INDIVIDUAL FUNDS AND INVESTMENT OF TRUST ASSETS

	6.1 This Section 6 is added to the Plan effective on and after October 1, 1993.

	6.2 The assets of the Fund shall be invested in Individual Funds, with varying investment objectives, as the Plan
Administrator shall from time to time determine.

	6.3 The Plan Administrator may, in its sole discretion, from time to time, establish one or more additional Individual Funds or may change or terminate the availability of any then existing Individual Fund for all Members, provided, however, that three or more Individual Funds remain available.

	6.4 Until such time as the Plan Administrator may direct otherwise and except as otherwise provided in the Plan, each Member may, in the manner and pursuant to the rules established by the Plan Administrator, direct the Plan Administrator to (a) invest contributions to his Account in one or more Individual Funds, or (b) transfer the investment of his Account among Individual Funds. In order to give investment directions, the Member must complete and submit to the Plan Administrator a form supplied by the Plan Administrator for that purpose. Investment directions by Members shall be subject to the following rules:

	(a) All investment directions of contributions to a Member's Account shall be a multiple of five percent (5%) which is not less than twenty percent (20%). All investment directions transferring a portion or all of a Member's interest in one or more of an Individual Funds to another Individual Fund shall be a multiple of five percent (5%) which is not less than twenty percent (20%) of the portion of such Account which is invested in such Individual Fund.

	(b) A Member may change the investment of contributions to his Account or direct investment transfers for his Account four times during a calendar year, but no more frequently that monthly.

	(c) Investment directions as to an investment or transfer shall be effective as of the given month only if received by the Plan
Administrator by the tenth of the preceding month.

	(d) Until a new investment direction shall be filed with the Plan Administrator and effective, the investment of contributions to a Member's Account shall be governed by the investment election on file with the Plan Administrator.

	(e) In the event no investment direction has been returned to the Plan Administrator, the Plan Administrator shall direct the Trustee to invest the Member's Account in such Individual Funds as the Plan Administrator may determine.

	6.5 Each direction under the preceding Section 6.4 received by the Plan Administrator shall be promptly delivered to the Trustee, and shall be effect as to the Trustee only when received by the Trustee.

	6.6 In the event that all or any portion of a Member's Account is to be invested in an Individual Fund created primarily for the investment in stock of the Primary Sponsor (the "SCI Stock
Fund"), the Plan Administrator shall direct the Trustee to transfer from the Individual Fund or Funds the portion of the Individual Fund or Funds as shall have been designated for investment in the SCI Stock Fund and thereafter the Plan
Administrator shall direct the Trustee to purchase the number of whole shares of Qualifying Employer Securities (the "Shares") which the Trustee can purchase either in a block or by periodic purchases over that period of time as the Trustee shall deem advisable or may acquire the Shares from another Individual Fund.

	Cash representing the portion of a Member's Account to be invested in the SCI Stock Fund shall be allocated to a cash account ("Cash Account") the Plan Administrator shall establish within the SCI Stock Fund for each Member having an interest in the SCI Stock Fund until the time as the Trustee is able to purchase Shares on behalf of the SCI Stock Fund. The Plan Administrator (1) shall credit to the Cash Account all cash received with respect to the Shares credited to the Member or remaining after the purchase of the largest number of whole Shares which may be purchased with the portion of the account made available therefor by the Member's directions, (2) shall invest or retain the Cash Account in the manner provided herein as the Plan Administrator shall determine in its sole discretion, (3) shall credit or charge the Cash Account with any earnings, gains or losses resulting from investments, and (4) shall use the balance of the Cash Account to acquire additional whole Shares.

	Shares acquired from another Individual Fund or purchased shall be credited to Members' Accounts as of the last day of the month coinciding with or next preceding the date of acquisition on a pro rata basis based upon the balances prior to the acquisition, as of such last day of the month, of the Cash Accounts of Members.

	The proceeds from Shares sold shall be credited pro rata among the Cash Accounts of Members who gave the earliest remaining outstanding direction to make transfers from the SCI Stock Fund to another Individual Fund or Funds and thereafter in ascending chronological order; provided, however, that any requirement to sell or otherwise dispose of Shares standing to the credit of the account of a Member on account of the Member's retirement, death or other termination of employment by a Plan Sponsor shall be deemed to be the earliest remaining outstanding direction as of the last day of the month coinciding with or immediately preceding the event; and provided further, that for purposes of determining which directions given are the oldest, all directions given to be effective as of a certain date shall be deemed given as of that date.

	In the event of the receipt of any cash dividends, interest, income, stock dividends, stock, warrants, options, rights to purchase or subscribe or other distributions in respect of Shares, the same shall be credited to the interest of the Member in the SCI Stock Fund on whose behalf the Shares are held. If, with respect to any Shares, the Trustee shall become entitled to purchase or subscribe for Shares, the Plan Administrator shall direct the Trustee to do so to the extent that there is sufficient cash in the Member's Cash Account to do so without acquiring any fractional Shares or securities. In the event that the Member's Cash Account shall not be sufficient for that purpose, (A) the Plan Administrator shall direct the Trustee to sell (providing the sale thereof is reasonably practicable) any warrants, options or rights beyond those which can be used together with the balance of the Member's Cash Account to purchase whole Shares or securities if partial use and partial sale of the warrants, options or rights is permitted, or (B) if the same is not permitted and the warrants, options or rights cannot be used in whole together with the balance of the Member's Cash Account to purchase only whole Shares or securities, the Plan Administrator shall direct the Trustee to sell the same, provided the sale thereof is reasonably practicable. The Plan Administrator shall credit the Cash
Account of the Member with proceeds from any sale.

	The interest of a Member in the SCI Stock Fund shall be represented by the number of Shares credited to the Member plus the balance of his Cash Account.

	6.7 The Plan Administrator shall establish and maintain individual accounts for each Member in accordance with information provided to the Plan Administrator and shall establish the value of such Members' accounts in accordance with the procedures set forth below:



	(a) Transfers or payments from an Individual Fund to a Member or his beneficiary between Valuation Dates shall be charged against the interest of the Member in the Individual Fund as of the next preceding Valuation Date, and contributions to an Individual Fund which are allocated to the Account of a Member between Valuation Dates shall be credited to the interest of the Member in the Individual Fund as of the next succeeding
Valuation Date.

	(b) Transfers of payments of funds or assets between Individual Funds shall be deemed made as of the Valuation Date coinciding with or immediately preceding the actual date of transfer or payment and the funds or assets shall not be credited or charged after that date with any earnings or losses of the Individual
Fund from which transferred or paid, but shall be credited or charged after that date with any earnings or losses of the Individual Fund to which transferred or paid.

	(c) The net income or net loss of each Individual Fund shall be determined separately for each Individual Fund. In allocating the net income or net loss of an Individual Fund, the Plan
Administrator shall make allocations separately in respect of each Individual Fund to the interest of each Member (other than Members to whose Accounts net income or net loss is not to be allocated) in the Individual Fund in the proportion that the value of the interest of the Member as of the next preceding
Valuation Date, less any distributions made to the Member from the Individual Fund since that Valuation Date, bears to the total value of all interests in the Individual Fund of all Members (other than Members to whose Accounts net income or net loss is not to be allocated) as of the next preceding Valuation
Date, as similarly reduced. For these purposes, in the event all or any portion of the interest of a Member in an Individual
Fund is deemed transferred from the Individual Fund as of a particular Valuation Date, the interest shall nonetheless be credited or charged with its pro rata share of net income or net loss as of the Valuation Date based upon the value of the interest as of the next preceding Valuation Date.

	6.8 The Plan Administrator shall establish an Individual Fund designated as a "Loan Fund" for each outstanding loan from the Fund. Each such Loan Fund shall invest in the note entered into by the eligible borrower evidencing the promised repayment of the monies loaned to the eligible borrow from the Fund. Upon repayment of principal and interest, the Plan Administrator shall credit the Accounts of Members with respect to the investment direction in effect at the time of repayment.



              SECTION 7

              PLAN LOANS

	7.1 Subject to the provisions of the Plan and the Trust, each Member who is an Employee shall have the right, subject to prior approval by the Plan Administrator, to borrow from the Fund. In addition, each "party in interest," as defined in ERISA Section 3(14), who is (a) a Member but no longer an Employee, (b) the Beneficiary of a deceased Member, or (c) an alternate payee of a Member pursuant to the provisions of a "qualified domestic relations order," as defined in Code Section 414(p), shall also have the right, subject to prior approval by the Plan
Administrator, to borrow from the Fund; provided, however, that loans to such parties in interest may not discriminate in favor of Highly Compensated Employees.

	7.2 In order to apply for a loan, a borrower must complete and submit to the Plan Administrator documents provided by the Plan
Administrator for this purpose, provided that such application may be made no more than seven (7) months in advance of receiving such loan.

	7.3 Loans shall be available to all eligible borrowers on a reasonably equivalent basis which may take into account the borrower's creditworthiness, ability to repay, and ability to provide adequate security. Loans shall not be made available to Highly Compensated Employees, officers or shareholders of a Plan Sponsor in an amount greater than the amount made available to other borrowers. This provision shall be deemed to be satisfied if all borrowers have the right to borrow the same percentage of their interest in the Member's vested Accrued Benefit, notwithstanding that the dollar amount of such loans may differ as a result of differing values of Members' vested Accrued
Benefits. A borrower is required to wait one year following repayment of a loan before applying for another loan.

	7.4 Each loan shall bear a "reasonable rate of interest" and provide that the loan be amortized in substantially level payments, made no less frequently than quarterly, over a specified period of time. A "reasonable rate of interest" shall be that rate that provides the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances.

	7.5 Each loan shall be adequately secured, with the security for the outstanding balance of all loans to the borrower to consist of one-half (1/2) of the borrower's interest in the Member's vested Accrued Benefit, or such other security as the Plan Administrator deems acceptable. Effective only before July
1, 1992, no portion of the Member's Employee Deferral Account shall be used as security for any loan hereunder unless and until such time as the loan amount exceeds the value of the borrower's interest in the Member's vested Accrued Benefit in all other Accounts.

	7.6 Each loan, when added to the outstanding balance of all other loans to the borrower from all retirement plans of the Plan Sponsor and its Affiliates which are qualified under
Section 401 of the Code, shall not exceed the lesser of:

	(a) $50,000, reduced by the excess, if any, of

	(1) the highest outstanding balance of loans made to the borrower from all retirement plans qualified under Code Section 401 of the Plan Sponsor and its Affiliates during the one (1) year period immediately preceding the day prior to the date on which such loan was made, over

	(2) the outstanding balance of loans made to the borrower from all retirement plans qualified under Code Section 401 of the Plan Sponsor and its Affiliates on the date on which such loan was made, or

	(b) one-half (1/2) of the value of the borrower's interest in the vested Accrued Benefit attributable to the Member's Account.



For purposes of this Section, the value of the vested Accrued Benefit attributable to a Member's Account shall be established as of the latest preceding Valuation Date, or any later date on which an available valuation was made, and shall be adjusted for any distributions or contributions made through the date of the origination of the loan.

	7.7 Each loan, by its terms, shall be repaid within five (5) years, except that any loan which is used to acquire any dwelling unit which within a reasonable time is to be used
(determined at the time the loan is made) as the principal residence of the borrower may, by its terms, be repaid within a longer period of time.

	7.8 Each loan shall be made in an amount of no less than $1,000.

	7.9 A borrower is permitted to have only one loan existing under this Plan at any one time.

	7.10 (a) Effective prior to July 1, 1992, loans shall be made in sequential order from a Member's Non-Deductible Voluntary Contribution Account, Rollover Account, Direct Transfer Account, the vested portion of the Company Contribution Account, and Employee Deferral Account and further shall be made first from those portions of a Member's Accounts which are not invested in the SCI Stock Fund. No loans shall be permitted from a Member's Company Stock Account.

	(b) Effective on and after July 1, 1992, loans shall be made in sequential order from a Member's Rollover Account, Direct
Transfer Account, the vested portion of his Company Contribution
Account attributable to Plan Sponsor contributions made under
Section 3.2 of the Plan, and Employee Deferral Account to the extent such Accounts are not invested in the SCI Stock Fund and then from those Accounts in the same sequential order to the extent they are invested in the SCI Stock Fund. No loans shall be permitted from a Member's Non-Deductible Voluntary
Contribution Account, the portion of the Company Contribution
Account attributable to Plan Sponsor contributions made under
Section 3.4 of the Plan, and the Company Stock Account.

	7.11 The entire unpaid principal sum and accrued interest shall, at the option of the Plan Administrator, become due and payable if (a) a borrower fails to make any loan payment when due, (b) a borrower ceases to be a "party in interest", as defined in ERISA Section 3(14), (c) the vested Accrued Benefit held as security under the Plan for the borrower will, as a result of an impending distribution or withdrawal, be reduced to an amount less than the amount of all unpaid principal and accrued interest then outstanding under the loan, or (d) a borrower makes any untrue representations or warranties in connection with the obtaining of the loan. In that event, the Plan Administrator may take such steps as it deems necessary to preserve the assets of the Plan, including, but not limited to, the following: (1) direct the Trustee to deduct the unpaid principal sum, accrued interest, and any other applicable charge under the note evidencing the loan from any benefits that may become payable out of the Plan to the borrower, (2) direct the Plan Sponsor to deduct and transfer to the Trustee the unpaid principal balance, accrued interest, and any other applicable charge under the note evidencing the loan from any amounts owed by the Plan Sponsor to the borrower, or (3) liquidate the security given by the borrower, other than amounts attributable to a Member's Employee Deferral Account, and deduct from the proceeds the unpaid principal balance, accrued interest, and any other applicable charge under the note evidencing the loan. If any part of the indebtedness under the note evidencing the loan is collected by law or through an attorney, the borrower shall be liable for attorneys' fees in an amount equal to ten percent of the amount then due and all costs of collection.

	7.12 Loans shall only be made for the purpose of enabling a Member to meet an unusual or special financial situation such as to pay for medical expenses resulting from accident or sickness to the Member or his dependents, educational expenses for the Member's dependents, the purchase or renovation of his principal residence or for such other unusual or special financial situation as approved by the Plan Administrator.

	7.13 Each loan shall be made only in accordance with regulations and rulings of the Internal Revenue Service and the Department of Labor. The Plan Administrator shall be authorized to administer the loan program of this Section and shall act in his sole discretion to ascertain whether the requirements of such regulations and rulings and this Section have been met.



                  SECTION 8

                 DEATH BENEFITS

	8.1 Upon the death of a Member who is an Employee at the time of his death, his Beneficiary shall be entitled to the full value of his Accrued Benefit.

	8.2 Upon the death of a Member who is not an Employee at the time of his death, prior to the distribution of his vested
Accrued Benefit, his Beneficiary shall be entitled to his vested
Accrued Benefit.

	8.3 If, subsequent to the death of a Member, the Member's Beneficiary dies while entitled to receive benefits under the Plan, the successor Beneficiary, if any, or the Beneficiary listed under Subsection (a), (b) or (c) of the Plan Section containing the definition of the term "Beneficiary" shall generally be entitled to receive benefits under the Plan. However, if the deceased Beneficiary was the Member's spouse at the time of the Member's death, or if no successor Beneficiary shall have been designated by the Member and be alive and no Beneficiary listed under Subsection (a), (b) or (c) of the Plan Section containing the definition of the term "Beneficiary" shall be alive, the Member's unpaid vested Accrued Benefit shall be paid to the personal representative of the deceased Beneficiary's estate.

	8.4 Any benefit payable under this Section 8 shall be paid in accordance with and subject to the provisions of Plan Section 9 or Section 10, whichever is applicable, after receipt by the Trustee from the Plan Administrator of notice of the death of the Member.



                    SECTION 9

        PAYMENT OF BENEFITS ON RETIREMENT OR DEATH

	9.1 The Accrued Benefit of a Member who has attained a Retirement Date or has attained Normal Retirement Age or died while an Employee shall be fully vested and nonforfeitable. As of a Member's Retirement Date or death while an Employee, he or his Beneficiary shall be entitled to his Accrued Benefit to be paid in accordance with this Section 9. The Accrued Benefit of a Member which is to be paid under this Section 9 shall be determined as of the Valuation Date coinciding with or immediately preceding the date the Accrued Benefit is valued for imminent payout purposes pursuant to normal administrative procedures, and shall be increased by any amounts allocated to the Member's Account after that Valuation Date and reduced by any distributions made from the Member's Account after that Valuation Date and the amount necessary to satisfy, as of the Member's Retirement Date, the unpaid principal, accrued interest, and penalties on any loan made to the Member.
Payments to a Member, or to the Beneficiary of a deceased Member, shall commence no later than sixty (60) days after the last day of the Plan Year in which the Retirement Date or death of the Member occurs. If the amount of the payment required to commence on a date cannot be ascertained by that date, payment shall commence retroactively to that date and shall commence no later than sixty (60) days after the earliest date on which the amount of payment can be ascertained.

	9.2 The payment of a Member's Accrued Benefit shall be in the form of one lump sum in cash. The interest of a Member, if any, in the SCI Stock Fund (as defined in the Trust) other than his Cash Account (as defined in the Trust) shall be distributed either in cash or in kind, but not in the form of an annuity, as selected by the Member or Beneficiary of a deceased Member.

	9.3 Notwithstanding any provision of the Plan to the contrary, if a Member's vested Accrued Benefit exceeds $3,500, it shall not be distributed before the Member's Normal Retirement Age or death without the consent of the Member.

	9.4 Notwithstanding any other provisions of the Plan,

	(a) Prior to the death of a Member, all retirement payments hereunder shall --

	(1) be distributed to the Member not later than the required beginning date (as defined below) or,

	(2) be distributed, commencing not later than the required beginning date (as defined below)--

	(A) in accordance with regulations prescribed by the Secretary of the Treasury, over the life of the Member or over the lives of the Member and his designated individual Beneficiary, if any, or

	(B) in accordance with regulations prescribed by the Secretary of the Treasury, over a period not extending beyond the life expectancy of the Member or the joint life and last survivor expectancy of the Member and his designated individual
Beneficiary, if any.

	(b) (1) If --

	(A) the distribution of a Member's retirement payments have begun in accordance with Subsection (a)(2) of this Section, and



(B) the Member dies before his entire vested Accrued Benefit has been distributed to him, then the remaining portion of his vested Accrued Benefit shall be distributed at least as rapidly as under the method of distribution being used under Subsection
(a)(2) of this Section as of the date of his death.

	(2) If a Member dies before the commencement of retirement payments hereunder, the entire interest of the Member shall be distributed within five (5) years after his death.

	(3) If --

	(A) any portion of a Member's vested Accrued Benefit is payable to or for the benefit of the Member's designated individual
Beneficiary, if any,

	(B) that portion is to be distributed, in accordance with regulations prescribed by the Secretary of the Treasury, over the life of the designated individual Beneficiary or over a period not extending beyond the life expectancy of the designated individual Beneficiary, and

	(C) the distributions begin not later than one (1) year after the date of the Member's death or such later date as the Secretary of the Treasury may by regulations prescribe, then, for purposes of Paragraph (2) of this Subsection (b), the portion referred to in Subparagraph (A) of this Paragraph (3) shall be treated as distributed on the date on which the distributions to the designated individual Beneficiary begin.

	(4) If the designated individual Beneficiary referred to in Paragraph (3)(A) of this Subsection (b) is the surviving spouse of the Member, then --

	(A) the date on which the distributions are required to begin under Paragraph (3)(C) of this Subsection (b) shall not be earlier than the date on which the Member would have attained age 70-1/2, and

	(B) if the surviving spouse dies before the distributions to such spouse begin, this Subsection (b) shall be applied as if the surviving spouse were the Member.



(c) For purposes of this Section, the term "required beginning date" means April 1 of the calendar year following the calendar year in which the Member attains age 70-1/2. Notwithstanding the foregoing, in the case of a Member who is not described in
Section 1(b)(3) of Appendix C hereto and who has attained age 70-1/2 before January 1, 1988, the term "required beginning date" means April 1 of the calendar year following the calendar year in which the Member retires or otherwise terminates employment.

	(d) Distributions will be made in accordance with the regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of Treas. Reg.
Section 1.401(a)(9)-2.

	9.5 Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this
Section 9, effective on and after January 1, 1993, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover
Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover so long as all Eligible Rollover Distributions to a Distributee for a calendar year total or are expected to total at least $200 and, in the case of a Distributee who elects to directly receive a portion of an Eligible Rollover Distribution and directly roll the balance over to an Eligible Rollover Plan, the portion that is to be directly rolled over totals at least $500.



                        SECTION 10

        PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT

	10.1 Transfer of a Member from one Plan Sponsor to another Plan Sponsor or to an Affiliate shall not be deemed for any purpose under the Plan to be a termination of employment of the Member.

	10.2 In the event of the termination of employment of a Member for reasons other than death or attainment of a Retirement Date, the Member's Accrued Benefit shall be determined as of the Valuation Date coinciding with or immediately preceding the date the Accrued Benefit is valued for imminent payout purposes pursuant to normal administrative procedures, and shall be increased by any amounts allocated to a Member's Account after that Valuation Date and reduced by any distributions made from the Member's Account after that Valuation Date and the amount necessary to satisfy, as of the Member's termination of employment, the unpaid principal, accrued interest, and penalties on any loan made to the Member.

	10.3 That portion of a Member's Accrued Benefit in which he is vested shall be:

	(a) his Employee Deferral Account, Non-Deductible Voluntary Contribution Account, Rollover Account, Company Stock Account, and Direct Transfer Account which shall be fully vested and nonforfeitable at all times; and

	(b) that portion of the value of his Company Contribution
Account computed as of the Valuation Date according to the following vesting schedule, taking into account any Vesting
Service subsequent to such Valuation Date until the date of his termination of employment:

	Full Years of                                    Percentage
	Vesting Service                                  Vested
Less than Five                                          0%
Five or More                                           100%

	10.4 The Member shall be entitled to payment in the form of a lump sum payment in cash. The interest of a Member, if any, in the SCI Stock Fund (as defined in the Trust) other than his Cash Account (as defined in the Trust) shall be distributed either in cash or in kind, but not in the form of an annuity, as selected by the Member. Payment shall be made as soon as administratively feasible after the Member terminates employment; provided, however, if the Member's vested Accrued
Benefit exceeds $3,500 it will not be distributed before the Member's Normal Retirement Age or death without the Member's consent. In no event shall payment be made later than sixty
(60) days after the end of the Plan Year in which the Normal Retirement Age of the Member occurs.Payment shall be made subject to the minimum distribution requirements set forth in Plan Section 9.4, and the Eligible Rollover Distribution requirements set forth in Plan Section 9.5.

	10.5 (a) If any portion of a Member's vested Accrued Benefit derived from Plan Sponsor contributions is paid prior to his Termination Completion Date, a portion of his Accrued Benefit equal to his total non-vested Accrued Benefit derived from Plan Sponsor contributions multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Plan
Sponsor contributions and the denominator of which is the total vested Accrued Benefit attributable to Plan Sponsor contributions, shall be immediately forfeited. The amount forfeited shall not exceed the Member's nonvested Accrued
Benefit. Upon the termination of employment of a Member who is not vested in any part of his Accrued Benefit, the Member shall be deemed to have received a distribution and his Accrued
Benefit shall be immediately forfeited.

	(b) If the Member is reemployed by a Plan Sponsor or an Affiliate prior to his Termination Completion Date and (1) if the Member's Accrued Benefit was partially vested and the Member repays to the Fund no later than the fifth anniversary of the Member's reemployment by the Plan Sponsor or an Affiliate all of that portion of his vested Accrued Benefit which was paid to him or (2) if the Member's Accrued Benefit was not vested upon his termination of employment, then any portion of his Accrued Benefit which was forfeited shall be restored effective on the Valuation Date coinciding with or next following the repayment or the Member's reemployment, respectively. The restoration on any Valuation Date of the forfeited portion of the Accrued Benefit of a Member pursuant to the preceding sentence shall be made first from forfeitures available for allocation on that Valuation Date, to the extent available, and secondly from net income calculated as of that Valuation Date, if any, and third from Plan contributions for this purpose. Only after restorations have been made shall the remaining net income be available for allocation under Plan Section 4.

	(c) If a Member who is partially vested in his Accrued Benefit does not receive, prior to his Termination Completion Date, a distribution of any portion of his vested Accrued Benefit, then no forfeiture of that Member's nonvested portion of his Accrued
Benefit shall occur until that Member's Termination Completion
Date.

	10.6 In the event that a Plan amendment directly or indirectly changes the vesting schedule, the vesting percentage for each Member in his Accrued Benefit accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Member with at least three (3) years of Vesting Service may irrevocably elect, by written notice to the Plan Administrator within the following election period, to remain under the pre-amendment vesting schedule with respect to all of his benefits accrued both before and after the amendment. The election period shall begin no later than the date the amendment is adopted and end no earlier than sixty (60) days after the latest of (a) the date the amendment is adopted,
(b) the date the amendment becomes effective, or (c) the date the Member is issued written notice of the amendment by a Plan
Sponsor or the Plan Administrator.



                   SECTION 11

                 ADMINISTRATION OF THE PLAN

	11.1 Trust Agreement. The Primary Sponsor shall establish a Trust with the Trustee designated by the Board of Directors for the management of the Fund, which Trust shall form a part of the Plan and is incorporated herein by reference.

	11.2  Operation of the Plan Administrator.

(a) The Primary Sponsor shall appoint a Plan Administrator. If an organization is appointed to serve as the Plan Administrator, then the Plan Administrator may designate in writing a person who may act on behalf of the Plan Administrator. The Primary Sponsor shall have the right to remove any person or persons constituting the Plan Administrator at any time by notice in writing. A person constituting any part of Plan Administrator may resign at any time by written notice of resignation to the Plan Administrator, Trustee and Primary Sponsor. Upon removal or resignation, or in the event of the dissolution of the Plan Administrator, the Primary Sponsor shall appoint a successor.

	(b) The Plan Administrator shall perform any act which the Plan authorizes by affirmative action of a majority of the persons constituting the Plan Administrator, expressed by a vote at a meeting of the Plan Administrator, or in a writing signed by majority without a meeting. The Plan Administrator may, by a writing signed by a majority, designate any person constituting any part of the Plan Administrator as the person entitled to give notices on behalf of the Plan Administrator and the Trustee is entitled to rely upon any writing until amended or superseded by a subsequent similar writing.

	11.3 Fiduciary Responsibility.

	(a) The Plan Administrator, as a Named Fiduciary, may allocate its fiduciary responsibilities among Fiduciaries other than the Trustee, designated in writing by the Plan Administrator and may designate in writing persons other than the Trustee to carry out its fiduciary responsibilities under the Plan. The Plan
Administrator may remove any person designated to carry out its fiduciary responsibilities under the Plan by notice in writing to such person.

	(b) The Plan Administrator and each of the other Fiduciaries may employ persons to perform services and to render advice with regard to any of the Fiduciary's responsibilities under the Plan. Charges for all such services performed and advice rendered may be directly paid by each Plan Sponsor but until paid shall constitute a charge against the Fund.

	(c) Each Plan Sponsor shall indemnify and hold harmless each person constituting the Plan Administrator or the Investment Committee, if any, from and against any and all claims, losses, costs, expenses (including, without limitation, attorney's fees and court costs), damages, actions or causes of action arising from, on account of or in connection with the performance by such person of his duties in such capacity, other than such of the foregoing arising from, on account of or in connection with the willful neglect or willful misconduct of such person.

	11.4  Duties of the Plan Administrator.

	(a) The Plan Administrator shall advise the Trustee with respect to all payments under the terms of the Plan and shall direct the Trustee in writing to make such payments from the Fund; provided, however, in no event shall the Trustee be required to make such payments if the Trustee has actual knowledge that such payments are contrary to the terms of the Plan and the Trust.

	(b) The Plan Administrator shall from time to time establish rules, not contrary to the provisions of the Plan and the Trust, for the administration of the Plan and the transaction of its business. All elections and designations under the Plan by a Participant or Beneficiary shall be made on forms prescribed by the Plan Administrator. The Plan Administrator shall have discretionary authority to construe the terms of the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to, those concerning eligibility for benefits and it shall not act so as to discriminate in favor of any person. All determinations of the Plan Administrator shall be conclusive and binding on all Employees, Members, Beneficiaries and Fiduciaries, subject to the provisions of the Plan and the Trust and subject to applicable law.

	(c) The Plan Administrator shall furnish Members and Beneficiaries with all disclosures now or hereafter required by ERISA or the Code. The Plan Administrator shall file, as required, the various reports and disclosures concerning the Plan and its operations as required by ERISA and by the Code, and shall be solely responsible for establishing and maintaining all records of the Plan and the Trust.

	(d) The statement of specific duties for a Plan Administrator in this Section is not in derogation of any other duties which a Plan Administrator has under the provisions of the Plan or the Trust or under applicable law.

	11.5 Investment Manager. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Manager or Investment Managers to manage any assets of the Fund, including the power to acquire and dispose of the assets. Any Investment Manager may be removed in the same manner in which appointed, and in the event of any removal, the Investment Manager shall, as soon as possible, but in no event more than thirty (30) days after notice of removal, turn over all assets managed by it to the Trustee or to any successor
Investment Manager appointed, and shall make a full accounting to the Primary Sponsor with respect to all assets managed by it since its appointment as an Investment Manager.

	11.6 Investment Committee. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Committee to direct the investment of assets of the Fund. The Primary Sponsor shall have the right to remove any person on the Investment Committee at any time by notice in writing to such person. A person on the Investment Committee may resign at any time by written notice of resignation to the Primary Sponsor. Upon such removal or resignation, or in the event of the death of a person on the Investment Committee, the Primary Sponsor may appoint a successor. Until a successor has been appointed, the remaining persons on the Investment
Committee may continue to act as the Investment Committee.  The
Investment Committee shall perform any act which the Plan authorizes by an affirmative action of a majority of the persons constituting the Investment Committee, expressed by a vote at a meeting of the Investment Committee or in a writing signed by the majority without a meeting. The Investment Committee may designate in writing a person to give notices on behalf of the Investment Committee and the Trustee is entitled to rely upon the writing until amended or superseded by a subsequent similar writing.

	11.7 Action by a Plan Sponsor. Any action to be taken by a Plan Sponsor shall be taken by resolution or written direction duly adopted by its board of directors or appropriate governing body, as the case may be; provided, however, that by such resolution or written direction, the board of directors or appropriate governing body, as the case may be, may delegate to any officer or other appropriate person of a Plan Sponsor the authority to take any such actions as may be specified in such resolution or written direction, other than the power to amend, modify or terminate the Plan or the Trust or to determine the basis of any Plan Sponsor contributions.



                    SECTION 12

                 CLAIM REVIEW PROCEDURE

	12.1 If a Member or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to the claimant written notice of the denial within 90 days after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period.
In no event shall the extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the final decision.

	12.2 If the claimant is denied a claim for benefits, the Plan Administrator shall provide, within the time frame set forth in Plan Section 12.1, written notice of the denial which shall set forth:

	(a) the specific reasons for the denial;

	(b) specific references to the pertinent provisions of the Plan on which the denial is based;

	(c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; and

	(d) an explanation of the Plan's claim review procedure.

	12.3 After receiving written notice of the denial of a claim, a claimant or his representative may:

	(a) request a full and fair review of the denial by written application to the Plan Administrator;



	(b) review pertinent documents; and

	(c) submit issues and comments in writing to the Plan
Administrator.

	12.4 If the claimant wishes a review of the decision denying his claim to benefits under the Plan, he or his representative must submit the written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial.

	12.5 Upon receiving the written application for review, the Plan Administrator may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan
Administrator received the written application for review.

	12.6 At least ten (10) days prior to the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of the scheduled hearing. The claimant or his representative may request that the hearing be rescheduled for his convenience on another reasonable date or at another reasonable time or place.

	12.7 All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

	12.8 No later than sixty (60) days following the receipt of the written application for review, the Plan Administrator shall submit its decision on the review in writing to the claimant involved and to his representative, if any; provided, however, a decision on the written application for review may be extended, in the event special circumstances such as the need to hold a hearing require an extension of time, to a day no later than one hundred twenty (120) days after the date of receipt of the written application for review. The decision shall include specific reasons for the decision and specific references to the pertinent provisions of the Plan on which the decision is based.



                    SECTION 13

        LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY

        INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS



13.1 No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law. Notwithstanding the above, this Section shall not apply to a "qualified domestic relations order" (as defined in Code Section 414(p)), and benefits may be paid pursuant to the provisions of such an order. The Plan Administrator shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and, if so, the method and the procedures for complying therewith.

	13.2 If any person who shall be entitled to any benefit under the Plan shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefit under the Plan, then the payment of any such benefit in the event a Member or Beneficiary is entitled to payment shall, in the discretion of the Plan Administrator, cease and terminate and in that event the Trustee shall hold or apply the same for the benefit of such person, his spouse, children, other dependents or any of them in such manner and in such proportion as the Plan Administrator shall determine.



	13.3 Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of such minor or incompetent, or to cause the same to be paid to such minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of such minor or incompetent if one has been appointed or to cause the same to be used for the benefit of such minor or incompetent.

	13.4 If the Plan Administrator cannot ascertain the whereabouts of any Member to whom a payment is due under the Plan, the Plan Administrator may direct that the payment and all remaining payments otherwise due to the Member be cancelled on the records of the Plan and the amount thereof applied as a forfeiture in accordance with Plan Section 3.5 except that, in the event the Member later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the Plan Sponsor shall contribute to the Plan an amount equal to the payment to be paid to him as soon as administratively feasible.



                    SECTION 14

                PROHIBITION AGAINST DIVERSION

	At no time shall any part of the Fund be used for or diverted to purposes other than the exclusive benefit of the Members or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses and subject to the provisions of the Plan with respect to returns of contributions.



                           SECTION 15

                      LIMITATION OF RIGHTS

	Membership in the Plan shall not give any Employee any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan and the Trust by any Plan Sponsor shall not be construed to give any Employee a right to be continued in the employ of a Plan Sponsor or as interfering with the right of a Plan Sponsor to terminate the employment of any Employee at any time.



                           SECTION 16

              AMENDMENT TO OR TERMINATION OF THE   PLAN AND THE
TRUST

	16.1 The Primary Sponsor reserves the right at any time to modify or amend or terminate the Plan or the Trust in whole or in part by notice thereof in writing delivered to the Trustee; provided, however, that the Primary Sponsor shall have no power to modify or amend the Plan in such manner as would cause or permit any portion of the funds held under a Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Members or their Beneficiaries, or as would cause or permit any portion of a fund held under the Plan to become the property of a Plan Sponsor; and provided further, that the duties or liabilities of the Trustee shall not be increased without its written consent; and provided further, that provisions of the Plan affecting the amount, price and timing of awards (within the meaning of Rule 16b-3(c) promulgated pursuant to the Securities Exchange Act of 1934) and the eligibility of such persons to participate in the Plan, shall not be amended more frequently than once in any six-month period, other than to comport with changes in the Code, ERISA or the rules and regulations thereunder. No such modifications or amendments shall have the effect of retroactively changing or depriving Members or Beneficiaries of rights already accrued under the Plan. No Plan Sponsor other than the Primary Sponsor shall have the right to so modify, amend or terminate the Plan or the Trust. Notwithstanding the foregoing, each Plan Sponsor may terminate its own participation in the Plan and Trust pursuant to the Plan.

	16.2 Each Plan Sponsor other than the Primary Sponsor shall have the right to terminate its participation in the Plan and Trust by resolution of its board of directors or other appropriate governing body and notice in writing to the Primary Sponsor and the Trustee unless such termination would result in the disqualification of the Plan or the Trust or would adversely affect the exempt status of the Plan or the Trust as to any other Plan Sponsor. If contributions by or on behalf of a Plan Sponsor are completely terminated, the Plan and Trust shall be deemed terminated as to such Plan Sponsor and such Plan Sponsor may not resume its participation in the Plan until a date at least six (6) months after the date of such termination. Any termination by a Plan Sponsor, shall not be a termination as to any other Plan Sponsor.

	16.3 (a) If the Plan is terminated by the Primary Sponsor or if contributions to the Trust should be permanently discontinued, it shall terminate as to all Plan Sponsors and the Fund shall be used, subject to the payment of expenses and taxes, for the benefit of Members and Beneficiaries, and for no other purposes, and the Account of each affected Member shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

	(b) In the event of the partial termination of the Plan, each affected Member's Account shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

	16.4 In the event of the termination of the Plan or the Trust with respect to a Plan Sponsor, the Accounts of the Members with respect to the Plan as adopted by such Plan Sponsor shall be held subject to the instructions of the Plan Administrator;
provided that the Trustee shall not be required to make any distribution until it receives a copy of an Internal Revenue
Service determination letter to the effect that the termination does not affect the qualified status of the Plan or the exempt status of the Trust or, in the event that such letter is applied for and is not issued, until the Trustee is reasonably satisfied that adequate provision has been made for the payment of all taxes which may be due and owing by the Trust.

	16.5 In the case of any merger or consolidation of the Plan with, or any transfer of the assets or liabilities of the Plan to, any other plan qualified under Code Section 401, the terms of the merger, consolidation or transfer shall be such that each Member would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which the Member would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

	16.6 Notwithstanding any other provision of the Plan, an amendment to the Plan --

	(a) which eliminates or reduces an early retirement benefit, if any, or which eliminates or reduces a retirement-type subsidy
(as defined in regulations issued by the Department of the Treasury), if any, or

	(b) which eliminates an optional form of benefit

shall not be effective with respect to benefits attributable to service before the amendment is adopted. In the case of a retirement-type subsidy described in Subsection (a) above, this Section shall be applicable only to a Member who satisfies, either before or after the amendment, the preamendment conditions for the subsidy.



                      SECTION 17

                ADOPTION OF PLAN BY AFFILIATES

	Any corporation or other business entity related to the Primary Sponsor by function or operation and any Affiliate, if the corporation, business entity or Affiliate is authorized to do so by written direction adopted by the Board of Directors, may adopt the Plan and the related Trust by action of the board of directors or other appropriate governing body of such corporation, business entity or Affiliate. Any adoption shall be evidenced by certified copies of the resolutions of the foregoing board of directors or governing body indicating the adoption and by the execution of the Trust by the adopting corporation, or business entity or Affiliate. The resolution shall state and define the effective date of the adoption of the Plan by the Plan Sponsor and, for the purpose of Code Section
415, the "limitation year" as to such Plan Sponsor.
Notwithstanding the foregoing, however, if the Plan and Trust as adopted by an Affiliate or other corporation or business entity under the foregoing provisions shall fail to receive the initial approval of the Internal Revenue Service as a qualified Plan and Trust under Code Sections 401(a) and 501(a), any contributions by the Affiliate or other corporation or business entity after payment of all expenses will be returned to such Plan Sponsor free of any trust, and the Plan and Trust shall terminate, as to the adopting Affiliate or other corporation or business entity.



                           SECTION 18

            QUALIFICATION AND RETURN OF CONTRIBUTIONS

	18.1 If the Plan and the related Trust fail to receive the initial approval of the Internal Revenue Service as a qualified plan and trust within one (1) year after the date of denial of qualification (a) the contribution of a Plan Sponsor after payment of all expenses will be returned to a Plan Sponsor free of the Plan and Trust, (b) contributions made by a Member shall be returned to the Member who made the contributions, and (c) the Plan and Trust shall thereupon terminate.

	18.2 All Plan Sponsor contributions to the Plan are contingent upon deductibility. To the extent permitted by the Code and other applicable laws and regulations thereunder, upon a Plan
Sponsor's request, a contribution which was made by reason of a mistake of fact or which was nondeductible under Code Section
404, shall be returned to a Plan Sponsor within one (1) year after the payment of the contribution, or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

	In the event of a contribution which was made by reason of a mistake of fact or which was nondeductible, the amount to be returned to the Plan Sponsor shall be the excess of the contribution above the amount that would have been contributed had the mistake of fact or the mistake in determining the deduction not occurred, less any net loss attributable to the excess. Any net income attributable to the excess shall not be returned to the Plan Sponsor. No return of any portion of the excess shall be made to the Plan Sponsor if the return would cause the balance in a Member's Account to be less than the balance would have been had the mistaken contribution not been made.



                     SECTION 19

            INCORPORATION OF SPECIAL LIMITATIONS

	Appendices A, B, C and D to the Plan, attached hereto, are incorporated by reference and the provisions of the same shall apply notwithstanding anything to the contrary contained herein.



IN WITNESS WHEREOF, the Primary Sponsor has caused this indenture to be executed as of this 20th day of May, 1994.



		SCI SYSTEMS (ALABAMA), INC.

      	By:/s/A. Eugene Sapp,  Jr.

           Title: President and Chief Operating Officer



ATTEST:

 /s/Michael M. Sullivan

Title: Secretary



   [CORPORATE SEAL]









             APPENDIX A

           SPECIAL NONDISCRIMINATION RULES



                           SECTION 1

	As used in this Appendix, the following words shall have the following meanings:

	"Eligible Member" means a Member who is an Employee during any particular Plan Year.

	(b) "Highly Compensated Eligible Member" means any Eligible Member who is a Highly Compensated Employee.

	(c) "Matching Contribution" means any contribution made by a Plan Sponsor based upon either the amount contributed by a Member as a non-deductible employee contribution or the amount contributed on behalf of a Member as an Elective Deferral.

	(d) "Qualified Matching Contributions" means Matching Contributions which are immediately nonforfeitable when made, and which would be nonforfeitable, regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Section 401(k)(2)(B) of the Code and the regulations thereunder.

	(e) "Qualified Nonelective Contributions" means contributions of the Plan Sponsor or an Affiliate, other than Matching
Contributions or Elective Deferrals, which are nonforfeitable when made, and which would be nonforfeitable regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Code Section
401(k)(2)(B) and the regulations thereunder.



                       SECTION 2

	In addition to any other limitations set forth in the Plan, for each Plan Year one of the following tests must be satisfied:

	(a) the actual deferral percentage for the Highly Compensated Eligible Members must not be more than the actual deferral percentage of all other Eligible Members multiplied by 1.25; or

	(b) the excess of the actual deferral percentage for the Highly Compensated Eligible Members over that of all other Eligible
Members must not be more than two (2) percentage points, and the actual deferral percentage for the Highly Compensated Eligible
Members must not be more than the actual deferral percentage of all other Eligible Members multiplied by two (2).



The "actual deferral percentage" for the Highly Compensated Eligible Members and all other Eligible Members for a Plan Year is the average in each group of the ratios, calculated separately for each Employee, of the Deferral Amounts contributed by the Plan Sponsor on behalf of an Employee for the Plan Year to the Annual Compensation of the Employee in the Plan Year. In addition, for purposes of calculating the "actual deferral percentage" as described above, Deferral Amounts of Employees who are not Highly Compensated Employees which are prohibited by Code Section 401(a)(30) shall not be taken into consideration. Except to the extent limited by Proposed Treasury Regulation section 1.401(k)-1(b)(3) and any other applicable regulations promulgated by the Secretary of the Treasury, all or part of the Qualified Matching Contributions and Qualified Nonelective Contributions made pursuant to the Plan may be treated as Deferral Amounts for purposes of determining the "actual deferral percentage."



                            SECTION 3

	If the Deferral Amounts contributed on behalf of any Highly Compensated Eligible Member exceeds the amount permitted under the "actual deferral percentage" test described in Section 2 of this Appendix A for any given Plan Year, then before the end of the Plan Year following the Plan Year for which the Excess
Deferral Amount was contributed, (a) the amount of the Excess Deferral Amount for the Plan Year, as adjusted to reflect income, gain, or loss attributable to it through the date the Excess Deferral Amount is distributed to the Member and reduced by any excess Elective Deferrals as determined pursuant to Plan
Section 3.1 previously distributed to the Member for the Member's taxable year ending with or within the Plan Year, may be distributed to the Highly Compensated Eligible Member or (b) to the extent provided in regulations issued by the Secretary of the Treasury, the Plan Administrator may permit the Member to elect, within two and one-half months after the end of the Plan Year for which the Excess Deferral Amount was contributed, to treat the Excess Deferral Amount, unadjusted for earnings, gains, and losses, but as so reduced, as an amount distributed to the Member and then contributed as an after-tax contribution by the Member to the Plan ("recharacterized amounts"). The income allocable to such Excess Deferral Amount shall be determined in a similar manner as described in Section 4.2 of the Plan. The Excess Deferral Amount to be distributed or recharacterized shall be reduced by Deferral Amounts previously distributed or recharacterized for the taxable year ending in the same Plan Year, and shall also be reduced by Deferral
Amounts previously distributed or recharacterized for the Plan
Year beginning in such taxable year. For all other purposes under the Plan other than this Appendix A recharacterized amounts shall continue to be treated as Deferral Amounts. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix, pursuant to Treasury Regulations section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to this Section 3, and not Section 6 of Appendix A.

For purposes of this Section 3, "Excess Deferral Amount" means, with respect to a Plan Year, the excess of:



(a) the aggregate amount of Deferral Amounts contributed by a Plan Sponsor on behalf of Highly Compensated Eligible Members for the Plan Year, over

	(b) the maximum amount of Deferral Amounts permitted under
Section 2 of this Appendix A for the Plan Year, which shall be determined by reducing the Deferral Amounts contributed on behalf of Highly Compensated Eligible Members in order of the actual deferral percentages beginning with the highest of such percentages.

Distribution of the Excess Deferral Amounts for any Plan Year shall be made to the Highly Compensated Eligible

Members on the basis of the respective portions of the Excess Deferral Amount attributable to each Highly Compensated Eligible Member. As to any Highly Compensated Employee who is subject to the family aggregation rules of subsection (b) of the Plan Section containing the definition of the term "Highly Compensated Employee," any distribution of such Highly Compensated Employee's allocable portion of the Excess Deferral Amount for a Plan Year shall be allocated among the family members of such Highly Compensated Employee who are combined to determine the actual deferral percentage in proportion to the Deferral Amounts taken into account under this Section 3.



                            SECTION 4

	The Plan Administrator shall have the responsibility of monitoring the Plan's compliance with the limitations of this Appendix A and shall have the power to take all steps it deems necessary or appropriate to ensure compliance, including, without limitation, restricting the amount which Highly Compensated Eligible Members can elect to have contributed pursuant to Plan Section 3.1. Any actions taken by the Plan Administrator pursuant to this Section 4 shall be pursuant to non-discriminatory procedures consistently applied.



                            SECTION 5

	In addition to any other limitations set forth in the Plan, Matching Contributions under the Plan and the amount of nondeductible employee contributions under the Plan, for each Plan Year must satisfy one of the following tests:

	(a) The contribution percentage for Highly Compensated Eligible Members must not exceed 125% of the contribution percentage for all other Eligible Members; or

	(b) The contribution percentage for Highly Compensated Eligible Members must not exceed the lesser of (i) 200% of the contribution percentage for all other Eligible Members, and (ii) the contribution percentage for all other Eligible Members plus two (2) percentage points.



Notwithstanding the foregoing, if Qualified Matching Contributions are taken into account for purposes of applying the test contained in Section 2 of this Appendix A, they shall not be taken into account under this Section 5. In applying the above tests, the Plan Administrator shall comply with any regulations promulgated by the Secretary of the Treasury which prevent or restrict the use of the test contained in Section 2(b) of this Appendix A and the test contained in Section 5(b) of this Appendix A. The "contribution percentage" for Highly Compensated Eligible Members and for all other Eligible Members for a Plan Year shall be the average of the ratios, calculated separately for each Member, of (A) to (B), where (A) is the amount of Matching Contributions under the Plan (excluding Qualified Matching Contributions which are used to apply the test set forth in Section 2 of this Appendix A or Matching Contributions which are used to satisfy the minimum required contributions to the Accounts of Eligible Members who are not Key Employees pursuant to Section 1 of Appendix C to the Plan) and nondeductible employee contributions made under the Plan for the Eligible Member for the Plan Year, and where (B) is the Annual Compensation of the Eligible Member for the Plan Year. Except to the extent limited by Proposed Treasury Regulation
Section 1.401(m)-1(b)(2) and any other applicable regulations promulgated by the Secretary of the Treasury, a Plan Sponsor may elect to treat Deferral Amounts and Qualified Nonelective Contributions as Matching Contributions for purpose of determining the "contribution percentage," provided the Deferral Amounts, excluding those treated as Matching Contributions, satisfy the test set forth in Section 2 of Appendix A.



                            SECTION 6

	If the Matching Contributions and nondeductible employee contributions and, if taken into account under Section 5 of this Appendix A, the Deferral Amounts made by or on behalf of Highly Compensated Eligible Members exceed the amount permitted under the "contribution percentage test" for any given Plan Year, then, before the close of the Plan Year following the Plan Year for which the excess aggregate contributions were made, the amount of the excess aggregate contributions attributable to the Plan for the Plan Year, as adjusted to reflect any income, gain or loss attributable to such contributions through the date the excess aggregate contributions are distributed or forfeited, shall be distributed or, if the excess aggregate contributions are forfeitable, forfeited. The income allocable to such contributions shall be determined in a similar manner as described in Section 4.2 of the Plan. As to any Highly Compensated Employee, any distribution or forfeiture of his allocable portion of the excess aggregate contributions for a Plan Year shall first be attributed to any nondeductible employee contributions made by the Member during the Plan Year for which no corresponding Plan Sponsor contribution is made and then to any remaining nondeductible employee contributions made by the Member during the Plan Year and any Matching Contributions thereon. As between the Plan and any other plan or plans maintained by the Plan Sponsor in which excess aggregate contributions for a Plan Year are held, each such plan shall distribute or forfeit a pro-rata share of each class of contribution based on the respective amounts of a class of contribution made to each plan during the Plan Year. The payment of the excess aggregate contributions shall be made without regard to any other provision in the Plan. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix, pursuant to Treasury Regulations section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to Section 3 of this Appendix A, and not this
Section 6.

	For purposes of this Section 6, with respect to any Plan Year, "excess aggregate contributions" means the excess of:

	(a) the aggregate amount of the Matching Contributions and nondeductible employee contributions and, if taken into account under Section 5 of this Appendix A, the Deferral Amounts actually made on behalf of Highly Compensated Eligible Members for the Plan Year, over

	(b) the maximum amount of the contributions permitted under the limitations of Section 5 of this Appendix A, determined by reducing contributions made on behalf of Highly Compensated
Eligible Members in order of their contribution percentages beginning with the highest of such percentages.

Distribution or forfeiture of nondeductible employee contributions or Matching Contributions in the amount of the excess aggregate contributions for any Plan Year shall be made with respect to Highly Compensated Employees on the basis of the respective portions of the excess aggregate contributions attributable to each Highly Compensated Employee. Forfeitures of excess aggregate contributions may not be allocated to Members whose contributions are reduced under this Section 6.
As to any Highly Compensated Employee who is subject to the family aggregation rules of subsection (b) of the Plan Section containing the definition of the term "Highly Compensated Employee," any distribution or forfeiture of such Highly Compensated Employee's allocable portion of the excess aggregate contributions for a Plan Year shall be allocated among the family members of such Highly Compensated Employees which are combined to determine the contribution percentage in proportion to the contributions taken into account under this Section 6

The determination of the amount of excess aggregate contributions under this Section 6 shall be made after (1) first determining the excess Elective Deferrals under Section 3.1(b) of the Plan, and (2) then determining the Excess Deferral
Amounts under Section 3 of this Appendix A.



                       SECTION 7

	Except to the extent limited by rules promulgated by the Secretary of the Treasury, if a Highly Compensated Eligible Member is a participant in any other plan of the Plan Sponsor or any Affiliate which includes Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code Section 401(k), or nondeductible employee contributions, any contributions made by or on behalf of the Member to the other plan shall be allocated with the same class of contributions under the Plan for purposes of determining the "actual deferral percent age" and "contribution percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code
Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan
(within the meaning of Code Section 4975(e)(7)).   Except to the
extent limited by rules promulgated by the Secretary of the Treasury, if the Plan and any other plans which include Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code Section 401(k), or nondeductible employee contributions are considered as one plan for purposes of Code
Section 401(a)(4) and 410(b)(1), any contributions under the other plans shall be allocated with the same class of contributions under the Plan for purposes of determining the "contribution percentage" and "actual deferral percentage" under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code
Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).






         APPENDIX B

        LIMITATION ON ALLOCATIONS



                            SECTION 1

	The "annual addition" for any Member for any one limitation year may not exceed the lesser of:

	(a) $30,000 (or, if greater, one-quarter of the dollar limitation in effect under Code Section 415(b)(1)(A)), as adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury; or

	(b) 25% of the Member's Annual Compensation.



                       SECTION 2

	For the purposes of this Appendix B, the term "annual addition" for any Member means for any limitation year, the sum of certain
Plan Sponsor and Member contributions, forfeitures, and other amounts as determined in Code Section 415(c)(2) in effect for that limitation year.



                            SECTION 3

	In the event that a Plan Sponsor maintains a defined benefit plan under which a Member also participates, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any limitation year for any Member may not exceed
1.0.

	(a) The defined benefit plan fraction for any limitation year is a fraction:

	(1) the numerator of which is the projected annual benefit of the Member under the defined benefit plan (determined as of the close of such year); and

	(2) the denominator of which is the lesser of

	(A) the product of 1.25, multiplied by the maximum annual benefit allowable under Code Section 415(b)(1)(A), or

(B) the product of i)1.4, multiplied by

	(ii) the maximum amount which may be taken into account under
Section 415(b)(1)(B) of the Code with respect to the Member under the defined benefit plan for the limitation year
(determined as of the close of the limitation year).

	(b) The defined contribution plan fraction for any limitation year is a fraction:

	(1) the numerator of which is the sum of a Member's annual additions as of the close of the year; and

	(2) the denominator of which is the sum of the lesser of the following amounts determined for the year and for all prior limitation years during which the Member was employed by a Plan
Sponsor:

	(A) the product of 1.25, multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for the limitation year
(determined without regard to Section 415(c)(6) of the Code); or

	(B) the product of

	(i) 1.4, multiplied by

	(ii) the amount which may be taken into account under Code
Section 415(c)(1)(B) (or Code Section 415(c)(7), if applicable) with respect to the Member for the limitation year.



                       SECTION 4

	For purposes of this Appendix B, the term "limitation year" shall mean a Plan Year unless a Plan Sponsor elects, by adoption of a written resolution, to use any other twelve-month period adopted in accordance with regulations issued by the Secretary of the Treasury. For purposes of applying the limitations set forth in this Appendix B, the term "Plan Sponsor" shall mean a Plan Sponsor and any other corporations which are members of the same controlled group of corporations (as described in Section 414(b) of the Code, as modified by Code Section 415(h)) as is a Plan Sponsor, any other trades or businesses (whether or not incorporated) under common control (as described in Code Section 414(c), as modified by Code Section 415(h)) with a Plan Sponsor, any other corporations, partnerships, or other organizations which are members of an affiliated service group (as described in Section 414(m) of the Code) with a Plan Sponsor, and any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o).



                            SECTION 5

	For purposes of applying the limitations of this Appendix B, all defined contribution plans maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined contribution plan, and all defined benefit plans now or previously maintained or deemed to be maintained by a Plan
Sponsor shall be treated as one defined benefit plan. In the event any of the actions to be taken pursuant to Section 6 of this Appendix or pursuant to any language of similar import in another defined contribution plan are required to be taken as a result of the annual additions of a Member exceeding the limitation set forth in Section 1 of this Appendix because of the Member's participation in more than one defined contribution plan, the actions shall first be taken with respect to this Plan.



                            SECTION 6

	In the event that as a result of either the allocation of forfeitures to the Account of a Member or a reasonable error in estimating the Member's Annual Compensation, the annual addition allocated to the Account of a Member exceeds the limitations set forth in Section 1 of this Appendix B or in the event that the aggregate contributions made on behalf of a Member under both a defined benefit plan and a defined contribution plan, subject to the reduction of allocations in other defined contribution plans required by Section 5 of this Appendix B, cause the aggregate limitation fraction set forth in Section 3 of this Appendix B to be exceeded, the Plan Administrator shall, in writing, direct the Trustee to take such of the following actions as the Plan Administrator shall deem appropriate, specifying in each case the amount or amounts of contributions involved:

		(a) A Member's annual addition shall be reduced by distributing to the Member Non-Deductible Voluntary
Contributions made by the Member pursuant to Plan Section 3.3 with respect to which no contribution is made under Plan Section 3.4, which cause the annual addition to exceed such limitations;

	(b) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Member pursuant to Plan
Section 3.1 with respect to which no contribution is made under Plan Section 3.2 shall be reduced in the amount of the remaining excess and distributed to the Member;

		(c) If further reduction is necessary, contributions made by the Member pursuant to Plan Section 3.3 with respect to which contributions were made under Plan Section 3.4 and contributions of the Plan Sponsor thereon pursuant to Plan Section 3.4 shall be reduced in the amount of the remaining excess. The amount of the reduction under Plan Section 3.3 shall be distributed to the Member. The amount of the reduction under Plan Section 3.4 shall be reallocated to the Accounts of Members who are not affected by the limitation in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Plan Section 5.1 to the Accounts of such Members;

		(d) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Member pursuant to Plan
Section 3.1 with respect to which contributions were made under Plan Section 3.2 and contributions of the Plan Sponsor thereon pursuant to Plan Section 3.2 shall be reduced in the amount of the remaining excess. The amount of the reduction under Plan
Section 3.1 shall be distributed to the Member. The amount of the reduction under Plan Section 3.2 shall be reallocated to the Accounts of Members who are not affected by the limitation in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Plan Section 5.1 to the Accounts of such Members; and

	(e) If the contribution of the Plan Sponsor and forfeitures would cause the annual addition to exceed the limitations set forth herein with respect to all Members under the Plan, the portion of such contribution in excess of the limitations shall be segregated in a suspense account. While the suspense account is maintained, (1) no Plan Sponsor contributions under the Plan shall be made which would be precluded by this Appendix B, (2) income, gains and loses of the Fund shall not be allocated to such suspense account and (3) amounts in the suspense account shall be allocated in the same manner as Plan Sponsor contributions and forfeitures under the Plan as of each Valuation Date on which Plan Sponsor contributions may be allocated until the suspense account is exhausted. In the event of the termination of the Plan, the amounts in the suspense account shall be returned to the Plan Sponsor to the extent that such amounts may not then be allocated to the Members' Accounts.






   APPENDIX C



                    TOP-HEAVY PROVISIONS

                            SECTION 1

	As used in this Appendix, the following words shall have the following meanings:

	(a) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year, means the last day of the first Plan Year.

	(b) "Key Employee" means an Employee or former Employee
(including a Beneficiary of a Key Employee or former Key
Employee) who at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years is:

	(1) An officer described in the Subsection of the Plan Section containing the definition of the term "Highly Compensated
Employee";

	(2) One of the ten (10) Employees owning both (A) more than one-half percent (1/2%) of the outstanding stock of the Plan Sponsor or an Affiliate, more than one-half percent (1/2%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, or more than one-half percent (1/2%) of the capital or profits interest in the Plan Sponsor or an Affiliate, and (B) the largest percentage ownership interests in the Plan Sponsor or any of its Affiliates, and whose Annual Compensation is equal to or greater than the amount in effect under Section
1(a) of Appendix B to the Plan for the calendar year in which the Determination Date falls; or

	(3) An owner of more than five percent (5%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than five percent (5%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate; or

	(4) An owner of more than one percent (1%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than one percent (1%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, and who in such Plan Year had Annual Compensation from the Plan Sponsor and all of its Affiliates of more than $150,000.

	Employees other than Key Employees are sometimes referred to in this Appendix as "non-key employees."

	(c) "Required Aggregation Group" means:

	(1) each plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401(a) in which a Key Employee is a participant, and

	(2) each other plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401 (a) and which enables any plan described in Subsection (a) of this Section to meet the requirements of Section 401(a)(4) or 410 of the Code.

	(d) (1) "Top-Heavy" means:

	(A) if the Plan is not included in a Required Aggregation
Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

		(i) the present value of the cumulative Accrued Benefits under the Plan for all Key Employees exceeds 60 percent of the present value of the cumulative Accrued Benefits under the Plan for all Members; and

	(ii) the Plan, when included in every potential combination, if any, with any or all of:

	(I) any Required Aggregation Group, and

	(II) any plan of the Plan Sponsor which is not part of any Required Aggregation Group and which qualifies under Code
Section 401 (a) is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection); and

	(B) if the Plan is included in a Required Aggregation Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

	(i) the Required Aggregation Group is a Top-Heavy Group (as defined in Paragraph (2) of this Subsection); and

	(ii) the Required Aggregation Group, when included in every potential combination, if any, with any or all of the plans of the Plan Sponsor and its Affiliates which are not part of the Required Aggregation Group and which qualify under Code Section 401(a), is part of a Top-Heavy Group (as defined in Paragraph
(2) of this Subsection).

	(C) For purposes of Subparagraphs (A)(ii) and (B)(ii) of this Paragraph (1), any combination of plans must satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

	(2) A group shall be deemed to be a Top-Heavy Group if:

	(A) the sum, as of the Determination Date, of the present value of the cumulative accrued benefits for all Key Employees under all plans included in such group exceeds



(B) 60 percent of a similar sum determined for all participants in such plans.

	(3) (A) For purposes of this Section, the present value of the accrued benefit for any participant in a defined contribution plan as of any Determination Date or last day of a plan year shall be the sum of:

     	(i) as to any defined contribution plan other than a simplified employee pension, the account balance as of the most recent valuation date occurring within the plan year ending on the Determination Date or last day of a plan year, and

	(ii) as to any simplified employee pension, the aggregate employer contributions, and

	(iii) an adjustment for contributions due as of the Determination Date or last day of a plan year.

	In the case of a plan that is not subject to the minimum funding requirements of Code Section 412, the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date or last day of the plan year to the extent not included under Clause (i) or (ii) of this Subparagraph (A); provided, however, that in the first plan year of the plan, the adjustment in Clause (iii) of this Subparagraph
(A) shall also reflect the amount of any contributions made thereafter that are allocated as of a date in such first plan year. In the case of a plan that is subject to the minimum funding requirements, the account balance in Clause (i) and the aggregate contributions in Clause (ii) of this Subparagraph (A) shall include contributions that would be allocated as of a date not later than the Determination Date or last day of a plan year, even though those amounts are not yet required to be contributed, and the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Code
Section 412(c)(10) to the extent not included under Clause (i) or (ii) of this Subparagraph (A).

	(B) For purposes of this Subsection, the present value of the accrued benefit for any participant in a defined benefit plan as of any Determination Date or last day of a plan year must be determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date or last day of a plan year as if such participant terminated as of such valuation date; provided, however, that in the first plan year of a plan, the present value of the accrued benefit for a current participant must be determined either (i) as if the participant terminated service as of the Determination Date or last day of a plan year or (ii) as if the participant terminated service as of such valuation date, but taking into account the estimated accrued benefit as of the Determination Date or last day of a plan year. For purposes of this Subparagraph (B), the valuation date must be the same valuation date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year. The actuarial assumptions utilized in calculating the present value of the accrued benefit for any participant in a defined benefit plan for purposes of this Subparagraph (B) shall be established by the Plan
Administrator after consultation with the actuary for the plan, and shall be reasonable in the aggregate and shall comport with the requirements set forth by the Internal Revenue Service in Q&A T-26 and T-27 of Regulation Section 1.416-1.

	(C) For purposes of determining the present value of the cumulative accrued benefit under a plan for any participant in accordance with this Subsection, the present value shall be increased by the aggregate distributions made with respect to the participant (including distributions paid on account of death to the extent they do not exceed the present value of the cumulative accrued benefit existing immediately prior to death) under each plan being considered, and under any terminated plan which if it had not been terminated would have been in a Required Aggregation Group with the Plan, during the 5-year period ending on the Determination Date or last day of the plan year that falls within the calendar year in which the Determination Date falls.

	(D) For purposes of this Paragraph (3), participant contributions which are deductible as "qualified retirement contributions" within the meaning of Code Section 219 or any successor, as adjusted to reflect income, gains, losses, and other credits or charges attributable thereto, shall not be considered to be part of the accrued benefits under any plan.

	(E) For purposes of this Paragraph (3), if any employee is not a Key Employee with respect to any plan for any plan year, but such employee was a Key Employee with respect to such plan for any prior plan year, any accrued benefit for such employee shall not be taken into account.

	(F) For purposes of this Paragraph (3), if any employee has not performed any service for any Plan Sponsor or Affiliate maintaining the plan during the five-year period ending on the Determination Date, any accrued benefit for that employee shall not be taken into account.

	(G) (i) In the case of an "unrelated rollover" (as defined below) between plans which qualify under Code Section 401(a),
(a) the plan providing the distribution shall count the distribution as a distribution under Subparagraph (C) of this Paragraph (3), and (b) the plan accepting the distribution shall not consider the distribution part of the accrued benefit under this Section; and

(ii) in the case of a "related rollover" (as defined below) between plans which qualify under Code Section 401(a), (a) the plan providing the distribution shall not count the distribution as a distribution under Subparagraph (C) of this Paragraph (3), and (b) the plan accepting the distribution shall consider the distribution part of the accrued benefit under this Section.





For purposes of this Subparagraph (G), an "unrelated rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is both initiated by the participant and made from a plan maintained by one employer to a plan maintained by another employer where the employers are not Affiliates. For purposes of this Subparagraph (G), a "related rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is either not initiated by the participant or made to a plan maintained by the employer or an Affiliate.



                            SECTION 2

		(a) Notwithstanding anything contained in the Plan to the contrary, except as otherwise provided in Subsection (b) of this Section, in any Plan Year during which the Plan is Top-Heavy, allocations of Plan Sponsor contributions [and forfeitures] for the Plan Year for the Account of each Member who is not a Key
Employee and who has not separated from service with the Plan
Sponsor prior to the end of the Plan Year shall not be less than 3 percent of the Member's Annual Compensation. For purposes of this Subsection, an allocation to a Member's Account resulting from any Plan Sponsor contribution attributable to a salary reduction or similar arrangement shall not be taken into account.



(b) (1) The percentage referred to in Subsection (a) of this Section for any Plan Year shall not exceed the percentage at which allocations are made or required to be made under the Plan for the Plan Year for the Key Employee for whom the percentage is highest for the Plan Year. For purposes of this Paragraph, an allocation to the Account of a Key Employee resulting from any Plan Sponsor contribution attributable to a salary reduction or similar agreement shall be taken into account.

	(2) For purposes of this Subsection (b), all defined contribution plans which are members of a Required Aggregation
Group shall be treated as part of the Plan.

	(3) This Subsection (b) shall not apply to any plan which is a member of a Required Aggregation Group if the plan enables a defined benefit plan which is a member of the Required
Aggregation Group to meet the requirements of Code Section
401(a)(4) or 410.

	(4) If the Plan Sponsor maintains a defined benefit plan which is qualified under Code Section 401(a) and which would be Top-Heavy within the meaning of the Plan for its plan year ending within or coincident with the Plan Year, no allocation shall be made pursuant to Subsection (a) of this Section on behalf of any Member who participates in the defined benefit plan and acquires a year of service within the meaning of paragraphs (4), (5) and (6) of Code Section 411(a) under the defined benefit plan for the plan year, if the defined benefit plan provides generally that the accrued benefit of the Member when expressed as an annual retirement benefit shall not, when expressed as a percentage of the Member's Annual Compensation, be less than the lesser of (A) 2 percent multiplied by the number of such years of service in plan years during which such plan was Top-Heavy, or (B) 20 percent.



                       SECTION 3

	In any limitation year (as defined in Section 4 of Appendix B to the Plan) which contains any portion of a Plan Year in which the Plan is Top-Heavy, the number "1.0" shall be substituted for the number "1.25" in Section 3 of Appendix B to the Plan.



                            SECTION 4

	Notwithstanding anything contained in the Plan to the contrary, in any Plan Year during which the Plan is Top-Heavy, a Member's interest in his Accrued Benefit shall not vest at any rate which is slower than the following schedule, effective as of the first day of that Plan Year:

	Full Years of                     Percentage
       Vesting Service                 Vested
Fewer than Three                         0%
Three or More                          100%



The Schedule set forth above in this Section 4 shall be inapplicable to a Member who has failed to perform an Hour of Service after the Determination Date on which the Plan has become Top-Heavy. When the Plan ceases to be Top-Heavy, the Schedule set forth above in this Section 4 shall cease to apply; provided however, that the provisions of the Plan Section dealing with changes in the vesting schedule shall apply.




            APPENDIX D

            PAYSOP PLAN

	Notwithstanding the foregoing Plan, the following shall apply with respect to the Company Stock Accounts.



                            SECTION 1



For purposes of this Appendix, the following definitions shall apply:



(a) "Company Stock" means (a) Qualifying Employer Securities which are common stock issued by SCI or a corporation which is a member of a controlled group of corporations which includes SCI (within the meaning of Section 1563(a) of the Code, determined without regard to Section 1563(a)(4) and (e)(3)(C) of the Code) and with voting power and dividend rights no less favorable than the voting power and dividend rights of other common stock issued by SCI or other corporation, or (b) securities issued by SCI or such other corporation, convertible into stock, which are not stock rights, warrants and options, and if not common stock of SCI or such other corporation must at all times be immediately convertible into that common stock that satisfies the above regulations at a conversion price which is not greater than the fair market value of that common stock at the time the Plan acquires the security. Each Company Stock Account shall consist of a Company Stock Subaccount and a Residual Subaccount.

 	(b) "Company Stock Subaccount" means that portion of the Company Stock Account which is invested in Company Stock.

	(c) "Fair Market Value" shall mean with respect to the Company
Stock:

	(1) if the Company Stock is not Publicly Traded, the value as determined by an Independent Appraiser; or

	(2) if the Company Stock is Publicly Traded, the price most recently bid or asked, as appropriate, or paid for Company Stock listed on any exchange, quoted through the National Association of Securities Dealers, Inc. Automated Quotation System, or traded in the over-the-counter market.

	(d)"Independent Appraiser" means an individual who holds himself out to the public as an appraiser, who is qualified to make an appraisal of Qualifying Employer Securities, who understands that a false or fraudulent overstatement of the value of Qualifying Employer Securities may subject him to a civil penalty under Code Section 6701 and who is not:

	(1) the seller of Qualifying Employer Securities;

	(2) the Plan Sponsor or an Affiliate;

	(3) any person employed by or related to (within the meaning of Code Section 267(b)) the persons described in (1) or (2) above;

	(4) a party to the transaction by which the person selling or contributing any Qualifying Employer Securities to the Plan acquired the Qualifying Employer Securities (unless the
Qualifying Employer Securities are sold or contributed to the Plan within two months of its acquisition and its appraisal price does not exceed its acquisitions cost); or

	(5) any person whose relationship with a person described in Subsection (a), (b), (c) or (d) above is such that a reasonable person would question the independence of the appraiser.

	(e) "Publicly Traded" means Company Stock that is listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (15 U.S.C. Section 78F) or that is quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities
Exchange Act (15 U.S.C. Section 78O).

	(f) "Qualifying Employer Securities" means employer securities issued by a Plan Sponsor or an Affiliate which are stocks or otherwise an equity security, or a bond, debenture, note or certificate or other evidence of indebtedness described in paragraphs (1), (2) and (3) of Code Section 503(e).

	(g) "Residual Subaccount" means that portion of the Company Stock Account invested in other than Company Stock.



                       SECTION 2

	No Company Stock allocated to a Member's Company Stock Subaccount may be distributed from that account before the end of the 84th month beginning after the month in which Company Stock is allocated to the Company Stock Subaccount, except in the case of the following:

	(a) The death, separation from service or Disability of the Member, or termination of the Plan;

	(b) The transfer of employment of a Member from a Plan Sponsor to an employer who has purchased substantially all of the assets used by the Plan Sponsor in the conduct of its trade or business; or

	(c) The sale by a Plan Sponsor of the stock of a subsidiary corporation when the Member continues in the employ of the subsidiary corporation.

This Section shall not apply to any distribution required under Plan Section 9.4 or transfers pursuant to Section 7 of this Appendix.



                            SECTION 3

 	(a) The payment of a Member's Company Stock Account upon the retirement, death, or termination of employment of a Member shall be in the form of one lump sum. The value of whole shares of Company Stock in the Member's Company Stock Subaccount shall be distributed to the Member in cash; provided, however, that the Member shall have the right to demand, in writing filed with the Plan Administrator on any form as the Plan Administrator may from time to time prescribe, that the whole shares of Company
Stock in his Company Stock Subaccount be distributed to him in kind. A Member's right to demand that his Company Stock
Subaccount be distributed to him in kind shall not apply with respect to the portion of the Member's Account to which the Member has elected to direct investment pursuant to Section 7 of this Appendix. The value of any fractional share or rights to a fractional share held in the Member's Company Stock Subaccount shall be paid in cash to the extent that cash is available for distribution. If cash is not available, then a fractional share shall be distributed in kind.

		(b) Any fractional shares of Company Stock held in a Member's Company Stock Subaccount shall be purchased by the Trustee with assets of the Fund held in Residual Accounts based upon the Fair
Market Value of Company Stock and the Fair Market Value of any fractional shares purchased shall be allocated to the Residual
Subaccounts of Members as of the next Valuation Date.



                            SECTION 4

		(a) To the extent necessary to comply with federal or state securities laws, each certificate for Company Stock distributed pursuant to the Plan shall be marked "RESTRICTED" on its face and, to the extent appropriate at the time, shall bear on its reverse side legends to the following effect:

	(1) That the securities evidenced by the certificate were issued and distributed without registration under the Federal Securities Act of 1933 (the "1933 Act") or under the applicable laws of any state or states (collectively referred to as the "State Acts"), in reliance upon certain exemptive provisions of the 1933 Act or any applicable State Acts;

	(2) That the securities cannot be sold or transferred unless, in the opinion of counsel reasonably acceptable to the Primary
Sponsor, the sale or transfer would be:

	(i) pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration; and

	(ii) a transaction which is exempt under any applicable State Acts or pursuant to an effective registration statement under or in a transaction which is otherwise in compliance with the State
Acts; and

	(3) That the securities evidenced by the certificate were issued and distributed in accordance with the provisions of the Plan and Trust Agreement, are subject to the provisions thereof, and may not be sold or transferred except in compliance with said provisions.

	(b) If necessary to comply with the 1933 Act or any applicable State Acts, shares of Company Stock distributable under the Plan must be acquired for investment and not with a view to the public distribution thereof. In furtherance thereof, as a condition of receiving Company Stock under the Plan, the distributee may be required to execute an investment letter and any other documents that in the opinion of counsel reasonably acceptable to the Primary Sponsor, as issuer, are necessary to comply with the 1933 Act or any applicable State Acts or any other applicable laws regulating the issuance or transfer of securities.



                            SECTION 5

		(a) Each share of Company Stock distributed under the Plan shall be subject to Put Rights. The Put Rights grant to the distributee (or his heirs or legatees) the right to require the Plan Sponsor or its designee to purchase any shares of Company
Stock which have been distributed from the Plan provided that the Company Stock is not Publicly Traded, at the time (the
"Put"). The Put shall be exercisable by giving written notice to the Plan Sponsor for a period of sixty (60) days following the date of distribution, and if the Put is not exercised within that 60-day period, for an additional period of 60 days which begins on the later of (1) the first day of the Plan Year following the Plan Year of distribution, or (2) the day following the expiration of the initial 60 day period. In the case of Company Stock which is Publicly Traded without restriction when distributed but ceases to be so traded during either of the sixty (60) day periods, the Primary Sponsor must give notice to each distributee (or his heirs or legatees) in writing on or before the tenth (10th) day after the date the Company Stock ceases to be so traded informing each distributee
(or his heirs or legatees) that for the remainder of the period the Company Stock is subject to the Put and setting forth the terms of the Put. The number of days between the tenth (10th) day and the date on which notice is actually given, if later, must be added to the duration of the Put. The period during which the Put is exercisable does not include the time when a distributee (or his heirs or legatees) is unable to exercise it because the Plan Sponsor is prohibited from honoring it by applicable federal or state law, and the Plan Sponsor shall not be in breach of the Put if it is prohibited from honoring it by applicable federal or state law.

	(b) Company Stock distributed and purchased pursuant to the Put shall, to the extent permitted by state law, be purchased in cash at Fair Market Value as follows:

	(i) if the distribution constitutes a total distribution, meaning a distribution of the entire balance to the credit of the Member within one taxable year of such recipient, then payment of the Fair Market Value of a Member's Company Stock Account shall be made in five substantially equal annual payments. The first installment shall be paid not later than 30 days after the Member exercises the Put option; or

	(ii) if the distribution does not constitute a total distribution, the Plan Sponsor or his designee shall pay the Member an amount equal to the Fair Market Value of the Company Stock repurchased no later than 30 days after the Member exercises the Put option.

The Plan Sponsor shall provide adequate security and pay reasonable interest on any unpaid amounts. Payment under the Put may not be restricted by the provisions of any loan or any other arrangement, including the terms of the Primary Sponsor's articles of incorporation, unless required by applicable state law.



                            SECTION 6

	(a) The Plan Administrator shall direct the Trustee to vote shares of Company Stock held in the Fund as follows:

	(i) Whole shares of Company Stock held in Company Stock Subaccounts for which the Plan Administrator has received instructions from Members shall be voted in accordance with those instructions. In the absence of voting instructions by a Member, whole shares of Company Stock held in a Member's Company Stock Subaccount shall not be voted.

	(ii) The combined fractional shares and fractional rights to shares of Company Stock held in Company Stock Subaccounts shall be voted to the extent possible in the same proportion as whole shares of Company Stock held in Company Stock Accounts are directed to be voted by Members.

	(b) The issuer of Company Stock must furnish the Plan Administrator and Members with notices and information statements of when voting rights are to be exercised. The time and manner for furnishing Members with a notice or information statement must comply with both applicable law and the Plan Sponsor's charter and by-laws as generally applicable to security holders. In general, the content of the statement must be the same for Members as for security holders.

	(c) Notwithstanding any other provision of the Plan, if the Plan has any class of securities which is not a registration-type class of securities, as described in Subsection (d), a Member shall be entitled to direct the Trustee as to the manner in which voting rights will be exercised with respect to any corporate matter which involves the voting of such shares allocated to the Member's account with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as may be prescribed in Treasury Regulations.

	(d) As used in Subsection (c) of this Section, registration-type class securities shall mean (i) a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934, and (ii) a class of securities which would be required to be so registered except for the exemption from registration provided in Subsection (g)(2)(H) of
Section 12 of the Securities Exchange Act of 1934.



                           SECTION 7

	(a) Each Member, who has both completed ten years of membership in the Plan (including membership in the PAYSOP Plan) and attained age 55, shall be permitted, within 90 days of the close of each Plan Year during the Member's election period described in Subsection (c) of this Section, to direct the Plan Administrator as to the investment of at least twenty-five percent (25%) of the Member's Company Stock Subaccount balance attributable to Company Stock which was acquired by the plan after December 31, 1986 reduced by the value of the Company Stock to which a prior election under this Section 7 applied. Within 90 days after the close of the last Plan Year in the Member's election period, a Member may direct the plan as to the investment of fifty percent (50%) of the value of such account balance.

	(b) The Member's direction shall be provided to the Plan Administrator in writing; shall be effective no later than 180 days after the close of the Plan Year to which the direction applies; and shall specify which, if any, of the investment options set forth in the Trust the Member selects.

	(c) As used in Subsection (a) of this Section, election period shall mean the six Plan Year period beginning with the Plan Year in which the Member has attained age 55 and completed ten years of membership in the Plan.

	(d) Any amounts for which the Member may make investment directions under this Section 7 shall be segregated in a separate subaccount of the Company Stock Account and shall be subject to the same rights and features as the remainder of the Member's Account for which the Plan allows investment direction.















(END OF SAVINGS PLAN EXHIBIT 10 (i) (1))











EXHIBIT 10 (j) (1) TO FORM 10-K FOR FISCAL YEAR ENDED JUNE 30,
1994



         DEFERRED COMPENSATION PLAN

            OF THE SCI SYSTEMS, INC.

   EMPLOYEE FINANCIAL SECURITY PROGRAM



THIS INDENTURE made on the 6th day of April, 1992, by SCI
SYSTEMS (ALABAMA), INC., a corporation organized and existing under the laws of the State of Alabama (hereinafter called the "Primary Sponsor"):

                      W I T N E S S E T H:



WHEREAS, the Primary Sponsor by indenture dated March 8, 1988, established the Deferred Compensation Plan of the SCI Systems,
Inc. Employee Financial Security Program (the "Plan"); and

	WHEREAS, the Primary Sponsor amended and restated the Plan by indenture dated August 30, 1988, which plan was subsequently amended by indenture dated December 5, 1988; and

	WHEREAS, the Primary Sponsor now desires to amend and restate the Plan in order to provide for compliance with Section 16(b) of the Securities and Exchange Act of 1933, as amended, and to improve the Plan's matching schedule; and

WHEREAS, the Board of Directors of the Primary Sponsor has approved the amended and restated Plan embodied herein;

NOW, THEREFORE, the Primary Sponsor does hereby amend and restate the Plan, effective January 1, 1992, as follows:

                DEFERRED COMPENSATION PLAN

                  OF THE SCI SYSTEMS, INC.

            EMPLOYEE FINANCIAL SECURITY PROGRAM

                        TABLE OF CONTENTS

                                                             Page

 Section 1	DEFINITIONS. . . . . . . . . . . . . . . . . . . . .
3

Section 2	ELIGIBILITY. . . . . . . . . . . . . . . . . . . . .  5

Section 3	CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . .  6

Section 4	WITHDRAWALS. . . . . . . . . . . . . . . . . . . . .  9

Section 5	CREDITING OF CONTRIBUTIONS AND INCOME. . . . . . . . 10

Section 6	TOP-HEAVY PROVISIONS . . . . . . . . . . . . . . . . 11

Section 7	RETIREMENT BENEFITS. . . . . . . . . . . . . . . . . 12

Section 8	DEATH BENEFITS . . . . . . . . . . . . . . . . . . . 12

Section 9	PAYMENT OF BENEFITS ON RETIREMENT OR DEATH . . . . . 13

Section 10	PAYMENT OF BENEFITS ON TERMINATION OF

	EMPLOYMENT . . . . . . . . . . . . . . . . . . . . . . . . . 14

Section 11	ADMINISTRATION OF THE PLAN. . . . . . . . . . . . . 16

Section 12	ADOPTION OF PLAN BY AFFILIATES. . . . . . . . . . . 17

Section 13	CLAIM REVIEW PROCEDURE. . . . . . . . . . . . . . . 17

Section 14	LIMITATION OF RIGHTS. . . . . . . . . . . . . . . . 19

Section 15	LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY

	INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS . . . . . . . 19

Section 16	AMENDMENT TO OR TERMINATION OF THE PLAN AND

	RABBI TRUST. . . . . . . . . . . . . . . . . . . . . . . . . 20



     Section 1

                 DEFINITIONS

 1.1	"Affiliate" means (a) any corporation which is a member of
the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as is a Plan Sponsor, (b) any other trade or business (whether or not incorporated) controlling, controlled by, or under common control (within the meaning of Section 414(c) of the Code) with a Plan Sponsor, and (c) any other corporation, partnership, or other organization which is a member of an affiliated service roup (within the meaning of Section 414(m) of the Code) with a Plan Sponsor.

1.2	"Annual Salary" means the total compensation paid by a Plan
Sponsor to a Member during a Plan Year, excluding overtime, shift premiums, bonus payments, commissions and other supplemental remuneration, increased by any amount contributed by a Plan Sponsor during the Plan Year on behalf of an Employee pursuant to a salary reduction agreement which is not includable in the gross income of the Employee under Code Sections 125, 402(a)(8), or 402(h) and as a Deferral Amount; provided, however, in the case of an Employee who becomes a Member on a date which is not also the first day of the Plan Year, the Member's Annual Salary shall be only that portion of the total compensation paid to the Member by the Plan Sponsor attributable to the period beginning on the date on which he became a Member and ending on the last day of the Plan Year.

1.3	"Beneficiary" means only the person or trust as a Member, in his most recent written designation filed with the Plan Administrator, shall have designated; provided that, if the
Member has failed to make a designation or if no person
designated shall be alive or if no trust shall have been
established by the Member, and no successor Beneficiary shall have been designated and be alive, the term "Beneficiary" shall mean (i) the spouse of the deceased Member, or (ii) if no spouse shall be alive, the surviving children of the deceased Member, or (iii) if no children shall be alive, the parent or parents of the deceased Member, or (iv) if no parent shall be alive, the legal representative of the deceased Member's estate. Changes in designations of Beneficiaries may be made upon written notice to the Plan Administrator in any form as the Plan Administrator may prescribe and the Plan Administrator shall immediately notify the Trustee, in writing, of any designation or change in
designation. 1.4	"Board of Directors" means the Board of
Directors of the Primary Sponsor.

1.5	"Bookkeeping Account" means the accounts as may be

maintained by the Plan Administrator to reflect the interest of a Member under the Plan which shall include the following:

	(a)	"Company Contribution Bookkeeping Account" which shall
reflect the portion of a Member's Bookkeeping Account representing contributions made by a Plan Sponsor to the Rabbi
Trust pursuant to Sections 3.2, 3.3, 3.5 and 3.8 hereof, as adjusted to reflect income, gains, losses and other credits or charges attributable thereto.

	(b)	"Employee Deferred Bookkeeping Account" which shall reflect
the portion of a Member's Bookkeeping Account representing deferrals by a Member pursuant to Section 3.1 hereof, as adjusted to reflect income, gains, losses and other credits or charges attributable thereto.

	(c)	"Non-Deductible Voluntary Contribution Bookkeeping Account"
which shall reflect the portion of a Member's Bookkeeping
Account representing the amount of all Non-Deductible Voluntary
Contributions made by a Member pursuant to Section 3.4 hereof, as adjusted to reflect income, gains, losses and other credits or charges attributable thereto.

1.6	"Code" means the Internal Revenue Code of 1986, as
heretofore and hereafter amended.

1.7	"Deferral Amount" means a contribution by a Member pursuant
to Section 3.1 of this Plan.

1.8	"Effective Date" means, with respect to the Primary Sponsor,
January 1, 1988, and with respect to each other Plan Sponsor adopting this Plan, the date designated by the adopting Plan
Sponsor.

1.9	"Employee" means any person who is employed by a Plan
Sponsor for purposes of the Federal Insurance Contributions Act.

1.10	"Highly Compensated Employee" means an employee who is
categorized as a Highly Compensated Employee under the Savings
Plan.

1.11	"Member" means any Employee or former Employee who has
become a Member in the Plan for as long as his benefit has not been fully distributed pursuant to the Plan.

1.12	"Non-Deductible Voluntary Contribution" means a
contribution by a Member pursuant to Section 3.4.

1.13	"Normal Retirement Age" means age 65.

1.14	"Plan Administrator" means the compensation committee of
the Board of Directors.

1.15	"Plan Sponsor" means individually (a) the Primary Sponsor
or any successor thereto or (b) each Affiliate or other organization which has adopted the Plan and become a party to the Trust in the manner set forth in Section 12 of the Plan.

1.16	"Plan Year" means the calendar year.

1.17	"Rabbi Trust" means that certain trust agreement
established pursuant to the Plan between the Primary Sponsor and the Trustee or any trust agreement hereafter established.

1.18	"Savings Plan" means the Savings Plan of The SCI Systems,
Inc. Employee Financial Security Program.

1.19	"Supplemental Retirement Plan" means the Supplemental
Retirement Plan of the SCI Systems, Inc. Employee Financial
Security Program.

1.20	"Trustee" means the Trustee under the Rabbi Trust.

1.21	"Valuation Date" means the last day of each calendar
quarter.

1.22	"Vesting Service" means that service which is categorized
as "Vesting Service" under the Savings Plan.



    Section 2

                     ELIGIBILITY

	Those individuals entitled to participate in the Plan are Highly Compensated Employees of a Plan Sponsor designated by the compensation committee of the Board of Directors. Such individuals shall become Members on the same date on which they become members of the Savings Plan.



         Section 3

                  CONTRIBUTIONS

	3.1	(a)	For any Plan Year, a Member may elect to defer a
portion of the Annual Salary otherwise payable to him. Any deferrals shall be in increments of one-half percent (1/2%).
Contributions of amounts deferred shall be made by the Plan
Sponsor directly to the Rabbi Trust.

		(b)	A Member may also elect to defer a portion of any annual
supplemental compensation award which might be payable to him by a Plan Sponsor. Contributions of amounts so deferred shall be made by the Plan Sponsor directly to the Rabbi Trust.

		(c)	Elections pursuant to these Subsections (a) and (b) must
be made no sooner than seven (7) months prior to and no later than the date specified by the Plan Administrator before the Annual Salary is payable and may only be made pursuant to an irrevocable written agreement between the Member and the Plan
Sponsor which shall be in such form and subject to such rules and limitations as the Plan Administrator may prescribe.

	3.2	A Plan Sponsor shall make matching contributions to the
Rabbi Trust on behalf of each Member (except for Members who terminated employment during the Plan Year for reasons other than death or retirement) under either Section 3.3 or Section
3.5, but not both, as chosen by the Member no sooner than seven
(7) months prior to and no later than the date specified by the Plan Administrator, pursuant to an irrevocable written agreement between the Member and the Plan Sponsor which shall be in such form and subject to such rules and limitations as prescribed by the Plan Administrator, at any time prior to each January 1 and July 1 for the ensuing six (6) month period with respect to which the Plan Sponsor matching contribution shall be made.



	3.3	A Plan Sponsor shall make matching contributions to the
Rabbi Trust on behalf of each Member who has elected to receive matching contributions under this Section 3.3 instead of under
Section 3.5 (other than Members who terminated employment during the Plan Year for reasons other than death or retirement) and who has at least five (5) years of Vesting Service in an amount equal to forty percent (40%) of the amount of the Deferral
Amount made by the Member under Section 3.1(a) of the Plan
during the applicable six (6) month period, which for purposes of receiving a matching contribution is limited as
follows:	(a)	For a Member with at least five (5) years of
Vesting Service but fewer than ten (10) years of Vesting
Service, one and one-half percent (1 1/2%) of the Member's
Annual Salary earned during that Plan Year;

		(b)	For a Member with at least five (10) years of Vesting
Service but fewer than fifteen (15) years of Vesting Service, three percent (3%) of the Member's Annual Salary earned during that Plan Year; and

		(c)	For a Member with fifteen (15) or more years of Vesting
Service, four and one-half percent (4 1/2%) of the Member's
Annual Salary earned during that Plan Year.

	3.4	Each Member may contribute to the Rabbi Trust as a
Non-Deductible Voluntary Contribution, through payroll deductions any amount of the Member's Annual Salary for the Plan Year, and in a manner other than through payroll deductions any amount of Member's Annual Salary for all years during which he was a Member of the Savings Plan. The Member's contribution through payroll deductions under this Section 3.4 shall be in an amount specified in the Member's written election, which contribution shall be designated in one-half percent (1/2%) increments. A Member's election to make such a contribution under this Plan Section 3.4 in a manner other than through payroll deductions must be made no sooner than seven months prior to and no later than the date specified by the Plan Administrator prior to the date such contribution is contributed to the Fund.

	3.5	Subject to the limitations described in Section 3.2, a Plan
Sponsor shall make contributions to the Rabbi Trust on behalf of each Member who has elected to receive matching contributions under this Section 3.5 instead of under Section 3.3 (other than a Member who terminated employment during the Plan Year for reasons other than death or retirement), in an amount equal to sixty percent (60%) of the Member's Non-Deductible Voluntary
Contribution made under Section 3.4 of the Plan during the applicable six (6) month period, which for purposes of receiving a matching contribution is limited as follows; provided, however, that the matching contribution made under this Plan
Section 3.5 shall be reduced by the matching contribution made on behalf of the Member for the Plan Year under Section 3.4 of the Savings Plan:

		(a)	For a Member with fewer than five (5) years of Vesting
Service, three percent (3%) of the Member's Annual Salary earned during that Plan Year;



	(b)	For a Member with at least five (5) years of Vesting
Service, but fewer than ten (10) years of Vesting Service, four percent (4%) of the Member's Annual Salary earned during that Plan Year;

		(c)	For a Member with at least ten (10) years of Vesting
Service but fewer than fifteen (15) years of Vesting Service, five percent (5%) of the Member's Annual Salary earned during that Plan Year; and

		(d)	For a Member with fifteen (15) or more years of Vesting
Service, six percent (6%) of the Member's Annual Salary earned during that Plan Year.

	3.6	A Member may elect, no sooner than seven (7) months prior
to and no later than the date specified by the Plan
Administrator, pursuant to an irrevocable written agreement between the Member and the Plan Sponsor, to change the percentage of contributions under Section 3.1(a) or Section 3.4 twice a year before each January 1 and July 1 by written notice to the Plan Administrator, on a form prescribed by the Plan
Administrator, which change shall be effective beginning with the Member's first full payroll period after that date. An election to defer a portion of any annual supplemental compensation award which might be payable to a Member by a Plan
Sponsor under Section 3.1(b) shall be made by written notice to the Plan Administrator, on a form prescribed by the Plan
Administrator, within a reasonable period of time following the SCI Manager's Meeting held each year to be effective for that year.

	3.7	(a)	A Member may suspend his contribution under Section 3.4
at any time, but in no event more than once during each Plan
Year, by giving written notice to the Plan Administrator on a form prescribed by the Plan Administrator at least twenty (20) days prior to the date on which the suspension shall become effective.

		(b)	A Member who has suspended his contributions under Section
3.7(a) of the Plan and who applies to the Plan Administrator shall be entitled to resume his contributions in accordance with
Section 3.4 on any January 1 or July 1 following the expiration of at least six (6) months from the date on which the suspension became effective. Any application shall be made in writing to the Plan Administrator on a form prescribed by the Plan
Administrator, and made at least twenty (20) days prior to that date.

	3.8	A Plan Sponsor shall also make contributions to the Rabbi
Trust with respect to each Plan Year on behalf of each Member
(other than a Member who terminated employment during the Plan
Year for reasons other than death or retirement) in an amount equal to the sum of the following:

		(a)	the amount of matching contributions made by a Plan
Sponsor to the Savings Plan with respect to that same Plan Year which are distributed to the Member from the Savings Plan in order to keep the Savings Plan in compliance with Section 401 of the Code;



	(b)	the amount of matching contributions which a Plan Sponsor
is unable to make to the Savings Plan with respect to the same
Plan Year on behalf of a Member because of the limitation on annual additions to the account of the Member under the Savings
Plan; and

		(c)	the amount of matching contributions which the Plan
Sponsor would have made to the Savings Plan with respect to that same Plan Year on behalf of a Member if the Annual Salary of the Member in excess of $228,860 (for 1992, and adjusted by the Internal Revenue Service for future years by changes in the cost of living) could have been taken into account in determining the amount of non-deductible voluntary contributions and pretax elective deferrals of compensation which the Member could make to the Savings Plan.

	3.9	In the event that the amounts to be credited to the
Members' Bookkeeping Accounts as of each Valuation Date pursuant to Section 5.2 of the Plan exceed the income, gains, losses and other credits or charges of the Rabbi Trust as of the same Valuation Date, then the Plan Sponsor shall make contributions to the Rabbi Trust within a reasonable period of time after the-Valuation Date in an amount equal to the excess. In the event that such amounts to be credited are less than such items in the Rabbi Trust, then the Plan Sponsor shall be entitled to apply such difference as a credit toward future contributions required of the Plan Sponsor under the Plan.

                            Section 4
WITHDRAWALS

	4.1	A Member may at any time elect, no sooner than seven (7)
months prior to and no later than twenty (20) days before the last day of the Plan year, pursuant to an irrevocable written agreement between the Member and the Plan Sponsor, to withdraw twenty-five percent (25%) increments or a specific dollar amount of his Non-Deductible Voluntary Contribution Bookkeeping
Account; provided, however, that no withdrawal shall be made which is less than $100.00, unless the withdrawal is of the entire balance of the Member's Non-Deductible Voluntary
Contribution Bookkeeping Account. No Member shall make more than one such withdrawal in any Plan Year. A Member may not withdraw matching contributions made by a Plan Sponsor under
Section 3.5 of this Plan.

	4.2	In the event of hardship, a Member may apply to receive any
portion of his Deferral Amount. For purposes of this Section, the term "hardship" shall mean a hardship as defined under the Savings Plan and any other circumstance determined to constitute a hardship by the Plan Administrator. Any determination of the existence of hardship and the amount to be distributed on account thereof shall be made by the Plan Administrator.
However, no hardship distribution shall be made which is less than $500.00, unless the distribution is of the entire portion of the Member's Deferral Amounts. A request for a distribution may be made no sooner than seven (7) months prior to and no later than a date specified by the Plan Administrator pursuant to an irrevocable written agreement between the Member and the Plan Sponsor, and may be expressed as a specific dollar amount or in twenty-five percent (25%) increments. A hardship distribution shall not be taken into account under the Supplemental Retirement Plan to calculate the amount of the Member's pension.

	4.3	Withdrawals and other distributions shall be charged pro
rata to the individual funds in which the Bookkeeping Account of the Member would have been invested, pursuant to his designation under Section 5.3(a), had his Bookkeeping Account been in the Savings Plan.





    Section 5

   CREDITING OF CONTRIBUTIONS AND INCOME

	5.1	All Deferral Amounts, Non-Deductible Voluntary
Contributions and Plan Sponsor contributions shall be transmitted to the Trustee by the Plan Sponsor as soon as reasonably practicable and shall be credited to the Employee Deferred Bookkeeping Account, Non-Deductible Voluntary Contribution Bookkeeping Account and Company Contribution Bookkeeping Account, respectively, of the Member immediately. All payments from a Bookkeeping Account between Valuation Dates shall be charged against that Bookkeeping Account as of the preceding Valuation Date.

	5.2	Except as otherwise provided in the Plan and Rabbi Trust,
as of each Valuation Date the Trustee shall credit to each Member's Bookkeeping Account the income, gains, losses and other credits or charges attributable thereto which the Bookkeeping
Account would have earned had it been invested in the Savings
Plan.

	5.3	(a)	The Plan Administrator shall provide each Member with
an irrevocable written agreement for designating the manner in which his Bookkeeping Account would have been invested had it been held in the Savings Plan. The Member must return the written agreement to the Plan Administrator no sooner than seven
(7) months prior to and no later than a date prescribed by the Plan Administrator before each such Valuation Date, designating the percentages of his Bookkeeping Account which the Member would have invested in the various individual funds in the Savings Plan had his Bookkeeping Account been in the Savings
Plan. The designation will continue until changed by the submission of a new written agreement no sooner than seven (7) months prior to and no later than a date prescribed by the Plan
Administrator, which change will be effective as of the first day following the next succeeding Valuation Date. The amount which is deemed to be invested on behalf of a Member shall at all times be a portion of the Member's Bookkeeping Account which is a multiple of 5% and which is not less than 20%.

		(b)	For purposes of this Section 5, the Member shall be
treated as if he were a member of the Savings Plan, subject to all of the terms of the trust agreement relating to the Savings
Plan.



      Section 6

  TOP-HEAVY PROVISIONS

	6.1	Notwithstanding anything contained in the Plan to the
contrary, if in any Plan Year the Savings Plan is Top-Heavy, the schedule set forth in Section 10.3 of the Plan shall be replaced by the following schedule, effective as of January 1 in that Plan Year:

		  Years of                        Percentage
           Vesting Service               Vested
       less than 3                         0%
        3 or more                       100%



When the Savings Plan ceases to be Top-Heavy, the schedule set forth above in this Section of the Plan shall cease to be applicable; provided, however, that the provisions of Plan
Section 10.5 shall apply.



                            Section 7

           RETIREMENT BENEFITS

	7.1	The provisions of this Section 7 apply only in the event
that a Member remains an Employee (or an employee of an Affiliate) until reaching a retirement date. Wherever in this Plan, reference is made to a retirement date, it shall mean the Normal Retirement Date or Deferred Retirement Date, whichever is applicable.

	7.2	Normal Retirement Date.  The Normal Retirement Date of a
Member is the first-day-of-the-month coinciding with or next following the date on which the Member attains Normal Retirement
Age and, except as otherwise provided in this Plan, the Member shall be entitled to the sum of (a) the value of his Bookkeeping
Account and (b) an amount equal to the difference between (i) the then present value of the benefit which would have been payable to him from the Supplemental Retirement Plan had the amount of his Annual Salary which the Member deferred under
Section 3.1 of this Plan been used to calculate his benefit under the Supplemental Retirement Plan and (ii) the then present value of the benefit payable to him from the Supplemental
Retirement Plan.

	7.3	Deferred Retirement Date.  The Deferred Retirement Date of
a Member is the first-day-of-the-month subsequent to the Member's Normal Retirement Date on which he actually retires as an Employee of a Plan Sponsor, and the Member shall be entitled to the sum of (a) the value of his Bookkeeping Account and (b) an amount equal to the difference between (i) the then present value of the benefit which would have been payable to him from the Supplemental Retirement Plan had the amount of the Annual
Salary which the Member deferred under Section 3.1 of this Plan been used to calculate the benefit under the Supplemental
Retirement Plan and (ii) the then present value of the benefit payable to him from the Supplemental Retirement Plan.



          Section 8

       DEATH BENEFITS

	8.1	Upon the death of a Member while an Employee of a Plan
Sponsor or an employee of an Affiliate, his Beneficiary shall be entitled to the sum of (a) the value of his Bookkeeping Account and (b) an amount equal to the difference between (i) the then present value of the benefit which would have been payable to him from the Supplemental Retirement Plan had the amount of the Annual Salary which the Member deferred under Section 3.1 of this Plan been used to calculate the benefit under the Supplemental Retirement Plan and (ii) the then present value of the benefit payable to him from the Supplemental Retirement Plan.

	8.2	Upon the death of a Member who is no longer an Employee or
an employee of an Affiliate, prior to the distribution of that portion of the Member's benefit in which the Member was vested, his Beneficiary shall be entitled to receive that vested portion.

	8.3	If, subsequent to the death of a Member, the Member's
Beneficiary dies while entitled to receive benefits under this Plan, the successor Beneficiary, if any, or the Beneficiary listed under (i), (ii) or (iii) of Section 1.3 shall generally be entitled to receive benefits under this Plan. However, if the deceased Beneficiary was the Member's spouse at the time of the Member's death, or if no successor Beneficiary shall have been designated and shall be alive, and no Beneficiary listed under (i), (ii) or (iii) of Section 1.3 shall be alive, the benefits shall be paid to the personal representative of the deceased Beneficiary's estate to be paid according to the deceased Beneficiary's will, or if the deceased Beneficiary has no will, by the laws of intestacy of the state in which the deceased Beneficiary resided at the date of the Beneficiary's death.

	8.4	Any benefit payable under this Section 8 shall be paid in
accordance with Section 9 or Section 10 of the Plan, whichever is applicable, after receipt by the Trustee from the Plan
Administrator of notice of the death of the Member.



        Section 9

    PAYMENT OF BENEFITS ON RETIREMENT OR DEATH

	9.1	Upon the retirement or death of a Member, the Bookkeeping
Account of a Member shall be determined as of the Valuation Date coinciding with or next following the Member's retirement date or date of death, unless the Member or Beneficiary of a deceased
Member elects by written notice to the Plan Administrator, subject to the approval of the Plan Administrator, to have payment made promptly after the date of retirement or death of a Member in which event the Bookkeeping Account of the Member determined under Section 7 or 8.1, as applicable, shall be determined as of the Valuation Date next preceding the Member's retirement date or date of death, increased by any Non-Deductible Voluntary Contributions, Deferral Amounts and
Plan Sponsor contributions made since that Valuation Date, and in that event payment shall commence or be made no later than sixty (60) days after the retirement date or death of the Member. Otherwise, payment to a Member, or to the Beneficiary of a deceased Member, shall be made no later than sixty (60) days after the end of the Plan Year in which the retirement date or the death of the Member occurs. Notwithstanding the foregoing, if the amount of the payment required to be made on that date cannot be ascertained by that date, payment shall be made no later than sixty (60) days after the earliest date on which the amount of the payment can be ascertained under the Plan.

	9.2	The payment of a Member's benefits shall be made either in
a lump sum in cash, or in cash payments in annual or more frequent installments over a period certain not exceeding twenty
(20) years. The method and frequency of payment shall be determined by the Plan Administrator. If installment payments are made, the unpaid balance shall from time to time be credited with net income, gain or loss as determined under the Plan and Rabbi Trust during the period over which the installments are paid.



      Section 10

 PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT

	10.1	Transfer of a Member from one Plan Sponsor to another Plan
Sponsor or to an Affiliate shall not be deemed for any purpose under the Plan to be a termination of employment by the Member.
A Member shall be deemed to have terminated employment only upon the earlier of his death, retirement or other actual termination of employment with a Plan Sponsor or any Affiliate.

	10.2	In the event of the termination of employment of a Member
for reasons other than death or retirement, the Member shall be entitled to the sum of (a) that portion of his Bookkeeping
Account in which he is vested as of the Valuation Date coinciding with or immediately preceding the date of the Member's termination of employment, plus any Non-Deductible
Voluntary Contributions and Deferral Amounts made by the Member since that Valuation Date, and (b) an amount equal to the difference between (i) the then present value of the benefit which would have been payable to him from the Supplemental
Retirement Plan had the amount of the Annual Salary which the Member deferred under Section 3.1 of this Plan been used to calculate the benefit under the Supplemental Retirement Plan and
(ii) the then present value of the benefit payable to him from the Supplemental Retirement Plan.

		That portion of the terminated Member's benefits in which he
is vested shall be:		(a)	the value of his Employee Deferred
Bookkeeping Account and Non-Deductible Voluntary Contribution
Bookkeeping Account as of that Valuation Date, increased by any Non-Deductible Voluntary Contributions and Deferral Amounts made by him since that Valuation Date; and

		(b)	that portion of the value of his Company Contribution
Bookkeeping Account as of that Valuation Date, computed according to the following vesting schedule taking into account any Vesting Service following that Valuation Date through the date of termination of employment:

		Full Years of               Percentage
           Vesting Service            Vested
    Less than Five Years                    0%
    Five Years or more                     100%



	10.4	The payment of a terminated member's benefit shall be made
from the Rabbi Trust in an amount-equal to that portion of his benefit in which he is vested according to Section 10.3 of the Plan. Payment shall be made either in a lump sum in cash, or in cash payments in annual or more frequent installments over a period certain not exceeding twenty (20) years. The method and frequency of payment shall be determined by the Plan
Administrator. If installment payments are made, the unpaid balance shall from time to time be credited with net income, gain or loss as determined under the Plan and Rabbi Trust during the period over which the installments are paid. Payment shall commence or be made as soon as practicable after the Member's date of termination of employment but in no event later than one year following that date.

	10.5	In the event that an amendment to this Plan directly or
indirectly changes the vesting schedule set forth in Section
10.3 of the Plan, the vested percentage for each Member in his benefit accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Member with at least three (3) years of Vesting Service may irrevocably elect, by written notice to the Plan Administrator within the election period hereinafter provided, to remain under the pre-amendment vesting schedule with respect to all of his benefits accrued both before and after the amendment. The election period shall begin no later than the date the amendment is adopted and end no earlier than sixty (60) days after the latest of (a) the date the amendment is adopted, (b) the date the amendment becomes effective, or (c) the date the Member is issued written notice of the amendment by a Plan Sponsor or the Plan Administrator.





                       Section 11

                ADMINISTRATION OF THE PLAN

	11.1	Trust Agreement.  The Primary Sponsor shall enter into a
Trust with the Trustee, which Trust shall form a part of this Plan and is incorporated herein by reference.

	11.2	Organization of the Plan Administrator.  The Plan
Administrator shall perform any act which the Plan authorizes expressed by a vote at a meeting or in a writing signed by majority without a meeting. The Plan Administrator may, by a writing signed by a majority, designate any person constituting the Plan Administrator as the person entitled to give notices on behalf of the Plan Administrator and the Trustee is entitled to rely upon any writing until amended or superseded by a subsequent similar writing.

	11.3	Responsibilities.

		(a)	The Plan Administrator may designate in writing other
persons to carry out its responsibilities under the Plan.  The
Plan Administrator may remove any person designated to carry out its responsibilities under the Plan by notice in writing to that person.

		(b)	The Plan Administrator may employ persons to render advice
with regard to any of their responsibilities. Charges for all services rendered shall be directly paid by the Primary Sponsor but until paid shall constitute a charge against the Rabbi Trust.

		(c)	Each Plan Sponsor shall indemnify and hold harmless each
person constituting the Plan Administrator from and against any and all claims and expenses (including, without limitation, attorney's fees and related costs), in connection with the performance by the person of his duties in that capacity, other than any of the foregoing arising in connection with the willful neglect or willful misconduct of the person acting.

	11.4	Duties of the Plan Administrator.

		(a)	The Plan Administrator shall advise the Trustee with
respect to all payments under the terms of the Plan and shall direct the Trustee in writing to make payments from the Rabbi
Trust.

	(b)	The Plan Administrator shall establish rules, not contrary
to the provisions of the Plan and the Rabbi Trust, for the administration of the Plan and the transaction of its business.
The Plan Administrator shall have the discretionary authority to construe and interpret the provisions of the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to those concerning eligibility for benefits. All determinations of the Plan Administrator shall be conclusive and binding on all Employees, Members and Beneficiaries, subject to the provisions of this Plan, the Rabbi Trust and applicable law.

	11.5	Action by Plan Sponsor.  Any action to be taken by a Plan
Sponsor shall be taken by resolution adopted by its board of directors or an executive committee thereof; provided, however, that by resolution, the board of directors or an executive committee thereof may delegate to any officer of a Plan Sponsor the authority to take any actions other than the power to amend or terminate the Plan or the Rabbi Trust or to determine the basis of Plan Sponsor contributions.



                           Section 12

        ADOPTION OF PLAN BY AFFILIATES

	With the consent of the Board of Directors, any Affiliate of the Primary Sponsor or any corporation related to the Primary Sponsor by function or operation may adopt this Plan and the Rabbi Trust by action of its board of directors. Any adoption shall be evidenced by certified copies of the resolutions of the foregoing board of directors indicating the adoption by and the execution of the Rabbi Trust by the adopting corporation or Affiliate. The resolution shall define the Effective Date for the purpose of the Plan as adopted by the corporation or Affiliate.



                Section 13

               CLAIM REVIEW PROCEDURE

	13.1	In the event that a Member or Beneficiary is denied a
claim for benefits under this Plan (the "claimant"), the Plan
Administrator shall provide to the claimant written notice of the denial which shall set forth:

		(a)	the specific reason or reasons for the denial;

		(b)	specific references to the pertinent Plan provisions on
which the denial is based;

		(c)	a description of any additional material or information
necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; and

		(d)	an explanation of the Plan's claim review procedure.

	13.2	After receiving written notice of the denial of a claim, a
claimant or his representative may:

		(a)	request a full and fair review of the denial by written
application to the Plan Administrator;

		(b)	review pertinent documents; and

		(c)	submit issues and comments in writing to the Plan
Administrator.

	13.3	If the claimant wishes a review of the decision denying
his claim to benefits under the Plan, he or his representative must submit a written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial.

	13.4	Upon receiving a written application for review, the Plan
Administrator shall schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than sixty (60) days from the date on which the Plan
Administrator received the written application for review.

	13.5	At least ten (10) days prior to the scheduled hearing, the
claimant and any representative designated in writing by him shall receive written notice of the date, time and place of the scheduled hearing. The claimant or his representative may request that the hearing be rescheduled for his convenience on another reasonable date or at another reasonable time or place.

	13.6	All claimants requesting a review of the decision denying
their claim for benefits may employ counsel for purposes of the hearing.



13.7	No later than thirty (30) days following the hearing, the
Plan Administrator shall submit its decision on the review in writing to the claimant involved and to his representative, if any. The decision shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

	13.8	The Primary Sponsor shall promptly reimburse a Member for
all costs and expenses incurred by the Member in the enforcement of his rights under this Plan, including but not limited to attorneys' fees and court costs, when it has been determined by a court of competent jurisdiction that the Primary Sponsor has not complied with the terms of this Plan and related Trust
Agreement.



           Section 14

              LIMITATION OF RIGHTS

	Neither this Plan, the Rabbi Trust, nor membership in the Plan, shall give any Employee or other person any right, except to the extent that right is specifically fixed under the terms of the Plan and the Fund is sufficient therefor. The establishment of the Plan shall not be construed to give any Employee a right to be continued in the employ of a Plan Sponsor or to interfere with the right of a Plan Sponsor to terminate the employment of any Employee at any time.



          Section 15

     LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY

      INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS

	15.1	No benefit which shall be payable under the Plan to any
person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of the same shall be void. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for or against any person, except to the extent as may be required by law.

	15.2	Whenever any benefit which shall be payable under the Plan
is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of the minor or incompetent, or to cause the same to be paid to the minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of the minor or incompetent if one has been appointed or to cause the same to be used for the benefit of the minor or incompetent.

	15.3	 If the Plan Administrator cannot ascertain the
whereabouts of any Member to whom a payment is due under the Plan, the Plan Administrator may direct that the payment and all remaining payments otherwise due to the Member be cancelled on the records of the Plan and the amount thereof shall be applied as a credit against Plan Sponsor contributions otherwise payable during that Plan Year except that, in the event the Member later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the Plan Sponsor shall contribute to the Rabbi Trust an amount equal to the payment to be paid to him as soon as administratively feasible.



       Section 16

 AMENDMENT TO OR TERMINATION OF THE PLAN AND RABBI TRUST

	Except as otherwise expressly provided in the Rabbi Trust, the Primary Sponsor reserves the right at any time to amend or terminate the Plan or Rabbi Trust in whole or in part; provided, however, that provisions of the Plan affecting the amount, price and timing of awards (within the meaning of Rule 16b-3(c) promulgated pursuant to the Securities Exchange Act of 1934) and the eligibility of such persons to participate in the Plan, shall not be amended more frequently than once in any six-month period, other than to comport with changes in the Code, ERISA or the rules and regulations thereunder; and provided further, that the the duties or liabilities of the Trustee shall not be increased without its written consent. No amendments shall have the effect of retroactively changing or depriving Members or Beneficiaries of rights already accrued under the Plan. In the event that the Primary Sponsor shall change its name, the Plan shall be deemed to be amended to reflect the name change without further action of the Primary Sponsor, and the language of the Plan shall be changed accordingly.





     Section 17

   STATUS OF MEMBER

   AS UNSECURED CREDITOR

	All benefits shall be the unsecured obligations of the Primary Sponsor and each Plan Sponsor, as applicable, and, except for those assets which will be placed in the Rabbi Trust established in connection with this Plan, no assets will be placed in trust or otherwise segregated from the general assets of the Primary
Sponsor or each Plan Sponsor, as applicable, for the payment of obligations hereunder.

	IN WITNESS WHEREOF, the Primary Sponsor has caused this indenture to be executed as of the day and year first above written.



	PRIMARY SPONSOR:
                         SCI SYSTEMS (ALABAMA), INC.

By:/s/A. Eugene, Sapp, Jr.

Title: President and Chief  Operating Officer





ATTEST:/s/Michael M. Sullivan

Title: Secretary







				[CORPORATE SEAL]


                FIRST AMENDMENT TO

   THE DEFERRED COMPENSATION PLAN OF THE SCI SYSTEMS, INC.

          EMPLOYEE FINANCIAL SECURITY PROGRAM

	THIS FIRST AMENDMENT, made on this 5th day of February, 1993, by SCI SYSTEMS (ALABAMA), INC., a corporation duly organized and existing under the laws of the State of Alabama (the "Primary
Sponsor");



           W I T N E S S E T H:

	WHEREAS, the primary Sponsor maintains The Deferred
Compensation Plan of the SCI Systems, Inc. Employee Financial
Security Program (the "Plan") which was amended and restated effective as of January 1, 1992; and

	WHEREAS, the Plan inadvertently failed to include provisions which were made effective January 1, 1992 allowing participants to switch contribution and investment elections on a monthly basis; and

	WHEREAS, the Board of Directors wishes to correct the omission made to the Plan and make certain other amendments to the Plan;

	NOW, THEREFORE, pursuant to the power reserved to the Primary Sponsor under Section 16 of the Plan, the Plan is hereby amended, effective January 1, 1992, as follows:

	1.	By adding the following Plan Sections 1.10A and 1.10B
immediately following the existing Plan Section 1.10 as follows:

	"1.10A	`Investment Committee' means a committee which may be
established to direct the Trustee with respect to investments of the assets of the Rabbi Trust.

	1.10B	`Investment Manager' means a fiduciary, other than the
Trustee, the Plan Administrator, or a Plan Sponsor, who may be appointed by the Primary Sponsor:

	(a)	who has the power to manage, acquire or dispose of any
assets of the Rabbi Trust or a portion thereof; and

	(b)	who (1) is registered as an investment adviser under the
Investment Advisers Act of 1940; (2) is a bank as defined in that Act; or (3) is an insurance Company qualified to perform services described in Subsection (a) above under the laws of more than one state; and

	(c)	who has acknowledged in writing that he is a fiduciary with
respect to the Plan."

	2.	By substituting the following for Plan Section 1.21:

	"1.4  Valuation Date means the last day of each month."





	3.	By substituting the following for Plan Section 3.2:



	"3.2 A Plan Sponsor proposes to make matching contributions to the Rabbi Trust on each Valuation Date on behalf of each member
(except for Members who terminated employment during the Plan
Year for reasons other than death or retirement) under either
Section 3.3 or Section 3.5, but not both, as chosen by the Member no sooner than seven (7) months prior to and no later than the date specified by the Plan Administrator, pursuant to an irrevocable written agreement between the Member and the Plan
Sponsor which shall be in such form and subject to such rules and limitations as prescribed by the Plan Administrator."

	4.	By substituting the following for Section 2 of the Plan as
follows:

		"Those individuals eligible to participate in the Plan are Highly compensated Employees of a Plan Sponsor designated by the compensation committee of the Board of Directors. Such individuals shall become Members on the date specified by the compensation committee of the Board of Directors, or if no date is specified, on the same date on which they become members of the Savings Plan."

	5.	By deleting the following phrase from the end of the first
paragraph of Plan Section 3.3:

	"during the applicable six (6) month period, which for purposes of receiving a matching contribution is limited as follows".

	6.	By deleting the following phrase from the end of the first
paragraph of Plan Section 3.5:

	"during the applicable six (6) month period, which for purposes of receiving a matching contribution is limited as follows".

	7.	By replacing the first sentence of Plan Section 3.6 with the following:

	"A Member may either begin to contribute or change the percentage of his contribution under Plan Sections 3.1(a) and
3.4 on any Valuation Date by written notice submitted to the Plan Administrator on a form prescribed by the Plan Administrator by the date and time specified by the Plan Administrator, effective on the first day of the month following the administrative processing of such change or such later date, but no later than seven (7) months thereafter as specified on the Member's written election form."



8	By substituting the following for Plan Section 3.7(b):

		"(b) A Member who has suspended contributions pursuant to Plan
Section 3.7(a) may resume contributions in accordance with Sections 3.1(a) and 3.4 of the Plan on any Valuation Date coinciding with or following the expiration of six (6) months from the date the suspension took effect by submitting a written application to the Plan Administrator on a form prescribed by the Plan Administrator. Resumption of contributions shall commence as of the first day of the month following the normal administrative processing of such resumption or such later date, but no later than seven (7) months thereafter, as specified in the Member's written application."

	9.	By adding the following Sections 10.6 and 10.7 to the Plan
following the existing Plan Section 10.5 as follows:

		"10.6 Investment Manager. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Manager or Investment Managers to manage the assets of the Rabbi Trust, including the power to acquire and dispose of the assets. Any Investment Manager may be removed in the same manner in which appointed, and in the event of any removal, the Investment Manager shall, as soon as possible, but in no event more than thirty (30) days after notice of removal, turn over all assets managed by it to the Trustee or to any successor
Investment Manager appointed, and shall make a full accounting to the Primary Sponsor with respect to all assets managed by it since its appointment as an Investment Manager.

		10.7 Investment Committee. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Committee to direct the investment of assets of the Rabbi Trust. The Primary Sponsor shall have the right to remove any person on the Investment Committee at any time by notice in writing to such person. A person on the Investment Committee may resign at any time by written notice of resignation, or in the event of the death of a person on the Investment Committee, the Primary Sponsor may appoint a successor.

	Until a successor has been appointed, the remaining persons on the Investment Committee may continue to act as the Investment
Committee. The Investment Committee shall perform any act which the Plan authorizes by an affirmative action of a majority of the persons constituting the Investment Committee, expressed by a vote at a meeting of the Investment Committee or in a writing signed by the majority without a meeting. The Investment
Committee may designate in writing a person to give notices on behalf of the Investment Committee and the Trustee is entitled to rely upon the writing until amended or supeseded by a subsequent similar writing."

	Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this First Amendment.

	IN WITNESS WHEREOF, the Primary Sponsor has caused this First Amendment to be executed on the day and year first written.





SCI SYSTEMS (ALABAMA), INC.

By: /s/A. Eugene Sapp, Jr.

Title: Presidnet and Chief  Operating Officer





ATTEST:

/s/Michael M. Sullivan

Title: Secretary



[CORPORATE SEAL]







                                SECOND AMENDMENT TO

  THE DEFERRED COMPENSATION PLAN OF THE SCI SYSTEMS, INC.

             EMPLOYEE FINANCIAL SECURITY PROGRAM

	THIS SECOND AMENDMENT, made on this 24th day of November, 1993, by SCI SYSTEMS (ALABAMA), INC., a corporation duly organized and existing under the laws of the State of Alabama (the "Primary
Sponsor");

                      W I T N E S S E T H:

	WHEREAS, the Primary Sponsor maintains The Deferred
Compensation Plan of the SCI Systems, Inc. Employee Financial
Security Program (the "Plan") which was amended and restated effective as of January 1, 1992; and

	WHEREAS, the Primary Sponsor now wishes to amend the Plan;

	NOW, THEREFORE, pursuant to the power reserved to the Primary Sponsor under Section 16 of the Plan, the Plan is hereby amended, as follows:

1.	Effective January 1, 1992, by substituting the following for
Plan Section 3.1(c):

     	"3.1	(c)	Elections pursuant to these Subsections (a) and
(b) must be made before the Annual Salary is payable and within the period specified by the Plan Administrator, and may only be made pursuant to an irrevocable written agreement between the Member and the Plan Sponsor which shall be in such form and subject to such rules and limitations as the Plan Administrator may prescribe."

2.	Effective January 1, 1992, by substituting the following for
Plan Section 3.2:

     	"3.2 A Plan Sponsor proposes to make matching contributions to the Rabbi Trust on each Valuation Date on behalf of each member (except for Members who terminated employment during the Plan Year for reasons other than death or retirement) under either Section 3.3 or Section 3.5, but not both, as chosen by the Member within the period specified by the Plan Administrator, pursuant to an irrevocable written agreement between the Member and the Plan Sponsor which shall be in such form and subject to such rules and limitations as prescribed by the Plan Administrator."

3.	Effective January 1, 1992, by substituting the following for
Plan Section 3.4:

     	"3.4	Each Member may contribute to the Rabbi Trust as a
Non-Deductible Voluntary Contribution, through payroll deductions any amount of the Member's Annual Salary for the Plan Year, and in a manner other than through payroll deductions, any amount of Member's Annual Salary for all years during which he was a Member of the Savings Plan. The Member's contribution through payroll deductions under this Section 3.4 shall be in an amount specified in the Member's written election, which contribution shall be designated in one-half percent (1/2%) increments. A Member's election to make such a contribution under this Plan Section 3.4 in a manner other than through payroll deductions must be made prior to the date such contribution is contributed to the Fund, but no sooner than and no later than the dates specified by the Plan Administrator.
Any election pursuant to this Section 3.4 shall be made in such form and subject to such rules and limitations as prescribed by the Plan Administrator."



4.	Effective January 1, 1992, by replacing the first sentence of
Plan Section 3.6 with the following:

     	"A Member may either begin to contribute or change the percentage of his contribution under Plan Sections 3.1(a) and
3.4 on any Valuation Date by written notice submitted to the Plan Administrator on a form prescribed by the Plan Administrator by the date and time specified by the Plan Administrator, effective on the first day of the month following the administrative processing of such change or such later date specified on the Member's written election form as is permitted pursuant to rules adopted by the Plan Administrator."

5.	Effective January 1, 1992, by substituting the following for
Plan Section 3.7(b):

     	"3.7	(b)	A Member who has suspended contributions pursuant
to Plan Section 3.7(a) may resume contributions in accordance with Sections 3.1(a) and 3.4 of the Plan on any Valuation Date coinciding with or following the expiration of six (6) months from the date the suspension took effect by submitting a written application to the Plan Administrator on a form prescribed by the Plan Administrator. Resumption of contributions shall commence as of the first day of the month following the normal administrative processing of such resumption or such later date as specified in the Member's written application as is permitted pursuant to rules adopted by the Plan Administrator."

6.	Effective January 1, 1992, by substituting the following for
Plan Section 4.1:

     	"4.1 A Member may, within the period of time permitted by rules adopted by the Plan Administrator, and upon written request to and approval of the Plan Administrator, and pursuant to an irrevocable written agreement between the Member and the Plan Sponsor, withdraw twenty-five percent (25%) increments or a specific dollar amount of his Non-Deductible Voluntary Contribution Bookkeeping Account; provided, however, that no withdrawal shall be made which is less than $100.00, unless the withdrawal is of the entire balance of the Member's
Non-Deductible Voluntary Contribution Account. No Member shall make more than one such withdrawal in any Plan Year. A Member may not withdraw matching contributions made by a Plan Sponsor under Section 3.5 of the Plan."

7.	Effective January 1, 1992, by substituting the following for
Plan Section 4.2:

     	"4.2 In the event of hardship, a Member may apply to receive any portion of his Deferral Amount. For purposes of this Section, the term "hardship" shall mean a hardship as defined under the Savings Plan and any other circumstance determined to constitute a hardship by the Plan Administrator. Any determination of the existence of hardship and the amount to be distributed on account thereof shall be made by the Plan Administrator. However, no hardship distribution shall be made which is less than $500.00, unless the distribution is of the entire portion of the Member's Deferral Amounts. A request for a distribution shall be made pursuant to rules adopted by the Plan Administrator, and pursuant to an irrevocable written agreement between the Member and the Plan Sponsor, and may be expressed as a specific dollar amount or in twenty-five percent (25%) increments. A hardship distribution shall not be taken into account under the Supplemental Retirement Plan to calculate the amount of the Member's pension."

8.	Effective January 1, 1992, by substituting the following for
Plan Section 5.3(a):

     	"5.3 (a) The Plan Administrator shall provide each Member with an irrevocable written agreement for designating the manner in which his Bookkeeping Account would have been invested had it been held in the Savings Plan. The Member must return the written agreement to the Plan Administrator within the period prescribed by the Plan Administrator before each such Valuation Date, designating the percentages of his Bookkeeping Account which the Member would have invested in the various individual funds in the Savings Plan had his Bookkeeping Account been in the Savings Plan. The designation will continue until changed by the submission of a new written agreement within the period prescribed by the Plan Administrator, which change will be effective as of the first day following the next succeeding Valuation Date. The amount which is deemed to be invested on behalf of a Member shall at all times be a portion of the Member's Bookkeeping Account which is a multiple of 5% and which is not less than 20%. Any election pursuant to this Section shall be made in such form and subject to such rules and limitations as prescribed by the Plan Administrator."



Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Second Amendment.

	IN WITNESS WHEREOF, the Primary Sponsor has caused this Second Amendment to be executed on the day and year first written.





SCI SYSTEMS (ALABAMA), INC.

By: /s/A.E. Sapp,  Jr.

Title: President and Chief Operating Officer





 ATTEST:



 /s/Michael M. Sullivan

Title: Secretary



	[CORPORATE SEAL]

























(End of Exhibit 10 (j) (1) )















EXHIBIT 10 (k) (1) TO FORM 10-K FOR FISCAL YEAR ENDED JUNE 30,
1944



          SUPPLEMENTAL RETIREMENT PLAN

                 OF THE SCI SYSTEMS, INC.

         EMPLOYEE FINANCIAL SECURITY PROGRAM

             (Amended and restated as of April 1994)



THIS INDENTURE made on the 1st day of May, 1994, by SCI SYSTEMS
(ALABAMA), INC., a corporation organized and existing under the laws of the State of Alabama (hereinafter called the "Primary
Sponsor");

                      W I T N E S S E T H:



WHEREAS, SCI Systems, Inc. by indenture dated November 23, 1973, established the Supplemental Retirement Plan of the SCI Systems, Inc. Employee Financial Security Program, effective July 1, 1973, for the benefit of its employees (hereinafter called the "Old Plan"); and

	WHEREAS, SCI Systems (Alabama), Inc. succeeded to certain rights and obligations of SCI Systems, Inc. and by virtue thereof became the Primary Sponsor of the Plan; and

	WHEREAS, the Primary Sponsor maintains the Supplemental Retirement Plan of SCI Systems, Inc. Employee Financial Security Program (the "Plan"), which was last amended and restated by indenture dated August 30, 1988 and effective January 1, 1989; and

	WHEREAS, the Primary Sponsor now desires again to amend and restate the Plan in order to incorporate into one Plan document the changes embodied in the most recent amendments and make further amendments thereto; and

	WHEREAS, the Board of Directors of the Primary Sponsor has approved and authorized the amendment and restatement embodied herein;

	NOW, THEREFORE, effective generally as of January 1, 1989 (except to the extent the provisions herein are required to apply on another date), the Primary Sponsor does hereby amend
and restate the Plan as follows:                  SUPPLEMENTAL
RETIREMENT PLAN                    OF THE SCI SYSTEMS, INC.
         EMPLOYEE FINANCIAL SECURITY PROGRAM

                        TABLE OF CONTENTS


                          PAGE

SECTION 1 DEFINITIONS. . . . . . . . . . . . . . . .4
SECTION 2 ELIGIBILITY AND PARTICIPATION. . . . . . .16
SECTION 3 FUNDING.. . . . . . . . . . . . . . . . 16
SECTION 4 DEATH BENEFITS . . . . . . . . . . . . . . . . . .17
SECTION 5 RETIREMENT BENEFITS. . . . . . . . . . . . . . . . . 18
SECTION 6 PAYMENT OF BENEFITS ON RETIREMENT. . . . . . . . . . 19
SECTION 7 PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT . . 26
SECTION 8 ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . 29
SECTION 9 ADOPTION OF PLAN BY AFFILIATES . . . . . . . . . . .31
SECTION 10 CLAIM REVIEW PROCEDURE . . . . . . . . . . . . . . .31
SECTION 11 LIMITATION OF RIGHTS . . . . . . . . . . . . . . . .32
SECTION 12 LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS................33
SECTION 13 AMENDMENTS AND TERMINATION . . . . . . . . 33
SECTION 14 PROHIBITION AGAINST DIVERSION. . . . . . . . . . 36
SECTION 15 QUALIFICATION AND RETURN OF CONTRIBUTIONS. . . . 36
SECTION 16 MISCELLANEOUS. . . . . . . . . . . . . . . . .37
APPENDIX A . . . . . . . . . . . . . . . . .  . . . . . . .A-1
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . .B-1
APPENDIX C . . . . . . . . . . . . . . . . . . . . . ..C-1


        SECTION 1

         DEFINITIONS



1.1	"Accrued Benefit" means the sum of the Annual Accruals of a
Participant on any given date payable in the form of a single life annuity for the life of the Participant commencing as of the Participant's Normal Retirement Date or, if the Participant is still an Employee after his Normal Retirement Age, his Postponed Retirement Date. A Participant shall be credited with an Annual Accrual for each year of Creditable Service as an Eligible Employee.

	1.2	"Actuarial Equivalent" means, with respect to a benefit,
any other benefit provided under the terms of the Plan which has the same present value on the date benefit payment commences.
For the purpose of establishing whether a benefit is the Actuarial Equivalent of another benefit, the present value of benefit payments shall be determined by reference to the 1983
Group Annuity Mortality Table, assuming a 90% male/10% female unisex mix, with a rate of interest used to establish the value of benefit payments in a form other than a lump sum cash payment equal to seven percent (7%). For purposes of determining the lump sum value of the Participant's Accrued Benefit, the present value of benefit payments shall be determined by reference to 1984 Unisex Pensioner Mortality Table (set forward one year for males and set backward four years for females, with a 90%/10% male/female mix), and (a) by using an interest rate equal to the "applicable interest rate" if the present value of the Accrued
Benefit in which the Participant is vested (using that rate) is not in excess of $25,000, and (b) by using an interest rate equal to one hundred twenty percent (120%) of the "applicable interest rate" if the present value of the Accrued Benefit in which the Participant is vested is greater than $25,000 as determined in (a) above. In no event shall the present value as determined under clause (b) be less than $25,000. As used above, the term "applicable interest rate" shall mean the interest rate which would be used as of the first day of the Plan Year of distribution by the PBGC in order to determine the present value of a lump sum distribution on plan termination.

	1.3	"Affiliate" means (a) any corporation which is a member of
the same controlled group of corporations (within the meaning of Code Section 414(b)) as is a Plan Sponsor, (b) any other trade or business (whether or not incorporated) controlling, controlled by, or under common control (within the meaning of Code Section 414(c)) with a Plan Sponsor, (c) any other organization which is a member of an affiliated service group
(within the meaning of Code Section 414(m)) along with a Plan
Sponsor, and (d) any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o).

	1.4	"Anniversary Date" means January 1 of each year.



1.5	"Annual Accrual" means

		(a)	for periods prior to 1989, one percent (1%) of Annual
Earnings in excess of the Integration Level for each year of Creditable Service, and

		(b)	for periods commencing on and after January 1, 1989, one
percent (1%) of Annual Earnings in excess of the Integration
Level for each year of Creditable Service, plus one-half percent
(1/2%) of Annual Earnings up to the Integration Level for each year of Creditable Service.

	In the event that a Plan Sponsor or an Affiliate acquires substantially all of the assets of another corporation or entity or a controlling interest in the stock of another corporation, or merges with another corporation or entity and is the surviving entity, Annual Earnings which are paid to an Employee, or for which he is entitled to payment, for periods of time while he was employed by the prior corporation or entity will not be taken into account in the computation of an Annual
Accrual unless the Plan Administrator otherwise specifies.

	1.6	"Annual Earnings"  means

		(a)	for years prior to 1973, the final hourly rate for that
year multiplied by 2,080; however, for the year in which an Employee was first hired prior to 1973, the multiplier will be 2,080 multiplied by a fraction equal to the number of full calendar months between the date of hire and the end of the year of hire divided by 12;

		(b)	for years 1973 through 1984, the amount of annual base pay
paid by a Plan Sponsor to an Employee during a calendar year, excluding overtime pay, shift premiums, bonus payments, commissions and other supplemental remuneration;

		(c)	for the period of time commencing on January 1, 1985, and
ending on December 31, 1988, the total compensation that would be subject to tax under Section 3101(a) of the Code (but without the dollar limitation of Section 3121(a)(2) of the Code and without regard to the inclusion of non-qualified deferred compensation prior to its receipt under the terms of Code
Section 3121(v)(2)) actually paid by a Plan Sponsor to an Employee during a calendar year, but excluding bonus payments;
and

		(d)	for the period of time commencing on and after January 1,
1989, the total compensation paid to a Participant (to the extent it does not exceed the Annual Earnings Limit) that would be subject to tax under Code Section 3401(a) (but without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code
Section 3401(a)(2)), excluding bonus payments, but including pre-tax elective deferrals under the Savings Plan of the SCI
Systems, Inc. Employee Financial Security Program.
Notwithstanding anything contained herein to the contrary, if using the above definition of Annual Earnings results in a "compensation percentage" for Employees who are Highly
Compensated Employees which is greater than the "compensation percentage" for Employees who are not Highly Compensated
Employees by more than a de minimis amount, then bonus payments shall be included in Annual Earnings for Employees who are not Highly Compensated Employees. The "compensation percentage" for a group of Employees is the average of the "compensation ratio" for each Employee in the group. An Employee's "compensation ratio" is the Employee's Compensation determined pursuant to the first sentence of this Subsection (d) divided by the Employee's
Compensation determined pursuant to the second sentence of this Subsection (d).



	1.7	"Annual Earnings Limit" means (a) $200,000 for the Plan
Year beginning on January 1, 1989, which amount may be adjusted for each subsequent Plan Year through the Plan Year beginning on January 1, 1993, based on changes in the cost of living as announced by the Secretary of the Treasury, and (b) $150,000 for the Plan Year beginning on January 1, 1994, which amount may be adjusted for subsequent Plan Years based on changes in the cost of living as announced by the Secretary of the Treasury.



 	1.8	"Beneficiary" means the person or trust that a Participant
designated most recently to the Plan Administrator; provided, however, that if the Participant has failed to make a designation, no designated person is alive, no trust has been established, or no successor Beneficiary has been designated who is alive, the term "Beneficiary" means (a) the Participant's spouse or (b) if no spouse is alive, the Participant's surviving children, in equal parts (including children by blood, marriage, and adoption), or (c) if no children are alive, the Participant's parent or parents, in equal parts, or (d) if no parent is alive, the legal representative of the deceased
Participant's estate. Notwithstanding the preceding sentence, the spouse of a married Participant shall be his Beneficiary unless the spouse has consented in writing to the designation by the Participant of some other person or trust in the manner described in Plan Section 6. The designation by the Participant may not be changed to another person or trust without the spouse's further consent unless the spouse's consent has permitted designations of another person or trust without further consent and has acknowledged the spouse's right to limit consent to a specific beneficiary and a specific optional form of benefit, and has voluntarily relinquished both of these rights. All spousal consents shall be witnessed by a notary public or Plan representative. Notwithstanding the above, the spouse's consent is not required if it is established to the satisfaction of the Plan Administrator that the spouse cannot be located, or if the Participant has a court order indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a "qualified domestic relations order" (within the meaning of Code Section 414(p)) provides otherwise, or if there are other circumstances prescribed by the Secretary of the Treasury. If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse. Changes in designations of Beneficiaries may be made upon written notice to the Plan
Administrator in the form as the Plan Administrator may from time to time prescribe.

	1.9	"Board of Directors" means the Board of Directors of the
Primary Sponsor.



	1.10	"Break in Service" means the failure of an Employee, in
connection with a termination of employment other than by reason of death or retirement, to complete more than 500 Hours of Service in the twelve-month period beginning when his employment commenced or in any Plan Year thereafter, including the Plan
Year in which that twelve-month period ends.



	1.11	"Code" means the Internal Revenue Code of 1986, as amended.



	1.12	"Creditable Service" means the sum of the following full
or fractional years for each Eligible Employee:

		(a)	each full twelve-month period of employment before January
1, 1976, that was considered "continuous service" under the Old
Plan, and

		(b)	one-twelfth (1/12) of a year for each month of "continuous
service" from the first day of the month in 1975 in which falls the anniversary of the Participant's "most recent date of hire"
(as defined in the Old Plan) used by the Plan Sponsor to compute
"continuous service" (as defined in the Old Plan) for the Participant through December 31, 1975, and

		(c)	each Plan Year beginning on or after January 1, 1976,
during which an Eligible Employee completes at least 1,000 Hours of Service; provided, however, that an Eligible Employee will receive a year of Creditable Service for any Plan Year during which such Eligible Employee is hired or terminated, as long as one complete month is worked, unless such Eligible Employee is terminated and subsequently rehired within the same Plan Year, in which case such Employee must complete 1,000 Hours of Service within that Plan Year to receive a year of Creditable Service, and

		(d)	any Eligible Employee hired on or after January 1, 1987,
will receive Creditable Service only for Plan Years during or after which the Eligible Employee attained age twenty-one (21) and with respect to which the Eligible Employee otherwise meets the requirements in Subsection (c) above.

	In the case of an Eligible Employee who became a Participant after attaining age sixty (60) and who completed at least one
(1) Hour of Service with a Plan Sponsor in any Plan Year beginning on or after January 1, 1988, such Employee will receive Creditable Service for that period of time between the date his employment commenced and January 1, 1988, and with respect to which the Employee otherwise meets the requirements of Subsections (a) through (d) above.

	Notwithstanding anything herein to the contrary, the following rule shall apply to Eligible Employees who become Participants on or after January 1, 1994: For Plan Years beginning on or after January 1, 1994, Creditable Service shall not include, in the case of an Employee who completes five consecutive Breaks in Service and at that time does not have any vested right in his Accrued Benefit, all years of Creditable Service before those Breaks in Service commenced.



	1.13 "Direct Rollover" means a payment by the Plan to an Eligible Retirement Plan specified by a Distributee.



	1.14 "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.



     1.15	"Early Retirement Age" means the later of the date a
Participant (a) attains age fifty-five (55), or (b) completes ten (10) years of Vesting Service.

	1.16	"Early Retirement Date" means the first day of the month
coinciding with or next following the date on which a Participant retires on or after attaining Early Retirement Age.



	1.17	"Effective Date" means July 1, 1973, with respect to the
Primary Sponsor, and with respect to each other Plan Sponsor adopting this Plan, the date designated as such by the Plan
Sponsor.



	1.18	"Eligibility Service" means the twelve (12) month period
beginning on the date on which an Employee performs his first
Hour of Service by reason of his employment or reemployment during which he completes at least 1,000 Hours of Service, or in the event an Employee fails to complete 1,000 Hours of Service in that twelve (12) month period, in any Plan Year thereafter, including the Plan Year which includes the first anniversary of the date the Employee performed his first Hour of Service by reason of his employment or reemployment.



	1.19	"Eligible Employee" means an Employee other than an
Employee who is (a) covered by a collective bargaining agreement between a union and a Plan Sponsor, provided that retirement benefits were the subject of good faith bargaining in the negotiations culminating in the agreement, unless the collective bargaining agreement provides for participation in the Plan, (b) a leased employee within the meaning of Code Section 414(n)(2), or (c) deemed to be an Employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).



	1.20 "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) that accepts the Distributee's
Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.



	1.21 "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).



	1.22	"Employee" means any person who is (a) employed by a Plan
Sponsor or an Affiliate for purposes of the Federal Insurance
Contributions Act, (b) a leased employee within the meaning of Code Section 414(n)(2), or (c) deemed to be an employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).

	1.23	"Entry Date" means each January 1 and July 1.



	1.24	"ERISA" means the Employee Retirement Income Security Act
of 1974, as amended.



	1.25	"Fiduciary" means each of the Named Fiduciaries and any
other person who exercises or has any discretionary authority or discretionary control regarding management or administration of the Plan or disposition of Plan assets and any other person who renders investment advice for a fee or has any authority or responsibility to do so with respect to any Plan assets.

	1.26	"Fund" means the amount at any given time of the cash and
other property held by the Trustee pursuant to the Plan.

	1.27	"Highly Compensated Employee" means each Employee who is
described in Subsection (a), unless the Plan Sponsor makes an election pursuant to Subsection (b).

		(a)	(1)	The Employee during the Plan Year immediately
preceding the Plan Year in question:



              (A)	was at any time an owner of more than five
percent (5%) of the outstanding stock of a Plan Sponsor or Affiliate or more than five percent (5%) of the total combined voting power of all stock of a Plan Sponsor or Affiliate; or

	(B)	received Annual Earnings in excess of $96,368 (for the Plan
Year beginning in 1993) which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury; or

	(C)	received Annual Earnings in excess of $64,245 (for the Plan
Year beginning in 1993) which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury, and who was in the group consisting of the most highly compensated twenty percent (20%) of the Employees; or

	(D)	was at any time an officer of the Plan Sponsor or of any
Affiliate whose Annual Earnings was greater than fifty percent
(50%) of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which the Plan Year ends, where the term "officer" means an administrative executive in regular and continual service to the Plan Sponsor or Affiliate; provided, however, that in no event shall the number of officers exceed the lesser of Clause (i) or (ii) of this Subparagraph (D), where:

		(a)	equals fifty (50) Employees; and

	(b)	equals the greater of (I) three (3) Employees or (II) ten
percent (10%) of the number of Employees during the Plan Year, with any non-integer being increased to the next integer.



If for any year no officer of the Plan Sponsor meets the requirements of this Subparagraph (D), the highest paid officer of the Plan Sponsor for the Plan Year shall be considered an officer for purposes of this Subparagraph (D).

		(2)	The Employee during the Plan Year in question (A) is
described in Subsection (a)(1)(A), or (B) is both (i) described in Subsection (a)(1)(B), (a)(1)(C), or (a)(1)(D), and (ii) one of the 100 Employees who received the most Annual Earnings during that Plan Year.

		The Plan Administrator may make an election to substitute $64,245 (as adjusted) for $96,368 (as adjusted) in Subparagraph
(B) of Subsection (a)(1) provided that at all times during the Plan Year the Plan Sponsor and its Affiliates maintain significant business activities and have Employees in at least two significantly separate geographic areas and satisfy such other conditions as the Secretary of the Treasury prescribes.

		For purposes of Subparagraphs (C) and (D) of Subsection
(a)(1), the following shall be excluded when determining the number of Employees in the most highly compensated twenty percent (20%) of the Employees and the number of officers:

		(A)	employees who have not completed six (6) months of service,

	(B)	employees who normally work less than 17-1/2 hours per week,

	(C)	employees who normally work during not more than six (6)
months during any Plan Year,

		(D)	employees who have not attained age twenty-one (21),

	(E)	employees who are included in a unit of employees covered
by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Plan Sponsor or its Affiliates, provided ninety percent
(90%) or more of the Employees are covered under collective bargaining agreements and the Plan only covers Employees who are not covered under the collective bargaining agreements.

	(b)	Notwithstanding the provisions of Subsection (a), the
Primary Sponsor may elect to determine each Highly Compensated
Employee to be each Employee who during the Plan Year in question is described in Subsection (a) (determined without regard to the head language of Subsection (a)(1)), pursuant to the provisions of Treas. Reg. Section 1.414(q)-1T, Q&A-14(b).

	(c)	For purposes of this Section, if any Employee is a member
of the family of a five percent (5%) owner as defined in Subsection (a)(1) of this Section or of a Highly Compensated
Employee whose Annual Earnings is such that he is among the ten
(10) Highly Compensated Employees receiving the greatest amount of Annual Earnings during the Plan Year, then (1) the Employee shall not be considered a separate Employee, and (2) any Annual
Earnings paid to the Employee, and any applicable contribution or benefit on behalf of the Employee, shall be treated as if it were paid to, or on behalf of, the five percent (5%) owner or the Employee who is among the ten (10) Highly Compensated
Employees receiving the greatest amount of Annual Earnings during the Plan Year. For purposes of this Section (b), the term "family" means with respect to any Employee, the Employee's spouse and lineal descendants or ascendants and the spouses of lineal descendants or ascendants.

	(d)	For purposes of this Section, a former Employee shall be
treated as a Highly Compensated Employee if (1) the former
Employee was a Highly Compensated Employee at the time the former Employee separated from service with the Plan Sponsor or Affiliate or (2) the former Employee was a Highly Compensated
Employee at any time after the former Employee attained age fifty-five (55).

	(e)	For purposes of this Section, Employees who are nonresident
aliens and who receive no earned income from the Plan Sponsor or an Affiliate from sources within the United States shall not be treated as Employees.

	(f)	For purposes of this Section, Annual Earnings shall include
amounts paid by Affiliates and shall be determined without regard to the Annual Earnings Limit, as adjusted.

	"Hour of Service" means:

	(a)	Each hour for which an Employee is paid or entitled to
payment for the performance of duties for a Plan Sponsor or any Affiliate during the applicable computation period, and these hours shall be credited to the computation period in which the duties are performed.

	(b)	Each hour for which an Employee is paid or entitled to
payment by a Plan Sponsor or any Affiliate on account of a period of time during which no duties are performed (regardless of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, and these hours shall be computed and credited in accordance with the provisions of Section 2530.200b-2(b) and (c) of the U.S.
Department of Labor Regulations or any other federal regulations as may from time to time be applicable.

	(c)	In the event that a Plan Sponsor or an Affiliate acquires
substantially all of the assets of another corporation or entity or a controlling interest in the stock of another corporation or merges with another corporation or entity and is the surviving entity, then Hours of Service for an Employee who was employed by the prior corporation or entity and who is employed by a Plan
Sponsor or Affiliate will be credited from the effective date of the acquisition or merger unless the Plan Administrator otherwise specifies.

	(d)	Each hour for which back pay, regardless of mitigation of
damages, is either awarded or agreed to by a Plan Sponsor or any Affiliate, and these hours shall be credited to the computation period or periods to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, however, that the same Hours of Service shall not be credited both under Subsection (a) or (b) above and under this Subsection (d); and further provided that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Subsection (b) above shall be subject to the limitations set forth therein.



	(e)	Solely for purposes of determining whether a Break in
Service has occurred, each hour during any period that the Employee is absent from work (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for a child for a period immediately following its birth or placement. These hours shall be credited (A) only in the computation period in which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in a year solely because of the credit, or (B) in any other case, in the next following computation period. In no event shall an Employee be credited with more than 501 Hours of Service during any single continuous period during which he performs no duties for a Plan Sponsor or Affiliate.

		(f)	The Plan Administrator shall determine Hours of Service
from the employment records of a Plan Sponsor or in any other manner consistent with regulations promulgated by the Secretary of Labor, and shall construe any ambiguities in favor of crediting Employees with Hours of Service.

	1.29	"Integration Level" means $10,000; provided, however, that
for any calendar year during which an Employee's employment commences or terminates and in which the Employee was employed for at least one complete calendar month, the Integration Level shall be that amount calculated by multiplying $10,000, by a fraction, the numerator of which shall be the number of his complete calendar months of employment during that period or year and the denominator of which shall be twelve (12).
Notwithstanding the foregoing, if an Employee's employment terminates and subsequently recommences within the same Plan
Year, the Integration Level with respect to such Employee will be $10,000.

	1.30	"Investment Committee" means a committee, the membership
of which shall be designated by the Board of Directors, which may be established to direct the Trustee with respect to investments of the Fund in accordance with the Plan and the Trust and in a manner not contrary to the Code or ERISA. The
Board of Directors shall certify to the Trustee the establishment, composition and address of the Investment
Committee and all changes therein.

	1.31	"Investment Manager" means a Fiduciary which may be
appointed by the Board of Directors:

	(a)	who has the power to manage, acquire, or dispose of any
part or all of the assets of the Fund;

	(b)	who is registered as an investment adviser pursuant to the
Investment Advisers Act of 1940, is a bank, as defined in that Act, or is an insurance company qualified to perform services described in (a) above under the laws of more than one state; and

	(c)	who has acknowledged in writing that he is a Fiduciary with
respect to the Plan.

The Board of Directors shall certify to the Trustee the appointment, composition and address of the Investment Manager and all changes therein.



	1.32	"Named Fiduciary" means the following persons who shall be
the only Named Fiduciaries under the Plan and the Trust:



the Plan Administrator,

	(b)	the Trustee,

	(c)	the Board of Directors,

	(d)	the Investment Committee, and

	(e)	the Investment Manager.

	1.33	"Normal Fund Payment" means:

	(a)	in the case of a Participant who is not married on the date
payments to the Participant commence under the terms of the Plan, a single life annuity, payable in equal monthly installments, which is an immediate annuity for the life of the Participant;

	(b)	in the case of a Participant who is married on the date
payments are to commence under the terms of the Plan, a joint and survivor annuity which is the Actuarial Equivalent of a single life annuity to the Participant, payable in monthly installments, which is an immediate annuity for the life of the Participant with a survivor annuity for the life of his spouse equal to fifty percent (50%) of the amount of the annuity payable during the joint lives of the Participant and his spouse; and

	(c)	in the case of a Participant whose vested Accrued Benefit
has a present value Actuarial Equivalent of $3,500 or less, a lump sum payment in cash.

	Any annuity may be purchased from an insurance company designated by the Plan Administrator in writing to the Trustee, and may be distributed to the Participant or his spouse, as the case may be. The distribution, if any, shall be in full satisfaction of the benefits to which the Participant or his spouse is entitled under the Plan.

	1.34	"Normal Retirement Age" means age sixty-five (65), or in
the case of an Employee who becomes a Participant after age sixty (60), the fifth anniversary of the date on which he becomes a Participant.

	1.35	"Normal Retirement Date" means the first day of the month
coinciding with or next following the date on which a Participant retires on or after attaining Normal Retirement Age.

          1.36	"Participant" means any Employee who participates
in the Plan for so long as he has not received a full distribution from the Plan of his Accrued Benefit.

	1.37	"PBGC" means the Pension Benefit Guaranty Corporation.

	1.38	"Plan Administrator" means the organization, person or
persons appointed by the Board of Directors.

	1.39	"Plan Sponsor" means (a) the Primary Sponsor or any
successor thereto, or (b) each Affiliate or other corporation or organization which has adopted the Plan and become a party to the Trust in the manner set forth in Section 9 of the Plan.

	1.40	"Plan Year" means the six-month period between July 1 and
December 31, 1973, and each calendar year thereafter.

	1.41	"Postponed Retirement Date" means the first day of the
month coinciding with or next following the date on which a Participant who did not retire as of his Normal Retirement Date actually retires.

	1.42	"Retirement Date" means a Participant's Normal Retirement
Date, Early Retirement Date, or Postponed Retirement Date.

	1.43	"Social Security Retirement Age" means the age used as the
retirement age under Section 216(l) of the Social Security Act, as applied (a) without regard to the age increase factor, and
(b) as if the early retirement age under Section 216(l)(2) of that Act were 62.

	1.44	"Termination Completion Date" means (a) with respect to
Plan Years commencing before January 1, 1985, the last day of a Break in Service computation period, determined pursuant to
Section 1.10 of the Plan, and (b) with respect to Plan Years commencing after December 31, 1984, the last day of the fifth consecutive Break in Service computation period, determined pursuant to Section 1.10 of the Plan, in which a Participant completes a Break in Service.

	1.45	"Trust" means that certain trust agreement established
between the Primary Sponsor and the Trustee named therein or any trust agreement hereafter established.

	1.46	"Trustee" means the Trustee named in the Trust.

	1.47	"Valuation Date" means January 1 of each year, the
effective date of the resignation or removal of the Trustee, or the date of the termination of the Trust.

	1.48	"Vesting Service" means (a) each twelve-month period which
is "continuous service" (as defined in the Old Plan) commencing on the "most recent date of hire" of a Participant (as defined in the Old Plan) and ending on the anniversary of that date in 1976, and (b) commencing on January 1, 1976, each calendar year during which an Employee completes at least 1,000 Hours of Service. After January 1, 1976, in the event that the eligibility computation period of an Employee in which he first completes 1,000 Hours of Service overlaps two calendar years and such Employee fails to complete 1,000 Hours of Service in either of the overlapping calendar years, Vesting Service shall include the second of those two calendar years. Vesting Service shall not, however, include the following:

		(a)	twelve-month periods and calendar years beginning prior to
January 1, 1985, during which an Employee has not attained age twenty-two (22),

		(b)	twelve-month periods and calendar years beginning after
December 31, 1984, during which an Employee has not attained age eighteen (18), and



(c)	twelve-month periods prior to January 1, 1976, which were
not considered "continuous service" under the provisions of the Old Plan.

	Notwithstanding the above, those Employees who have not completed at least three (3) years of Vesting Service with a Plan Sponsor as of December 31, 1993, for all calendar years commencing on and after January 1, 1994, Vesting Service shall not include:

	(i)	in the case of an Employee who completes five consecutive
Breaks in Service for purposes of determining the vested portion of his Accrued Benefit derived from Plan Sponsor contributions which accrued before his Termination Completion Date, all service in Plan Years after his Termination Completion Date;



(ii)	in the case of an Employee who completes five consecutive
Breaks in Service and at that time does not have any vested right in Plan Sponsor contributions, all service before those Breaks in Service commenced.



              SECTION 2

         ELIGIBILITY AND PARTICIPATION

	2.1	Each Eligible Employee who was a Participant in the Plan on
the date immediately prior to January 1, 1994 shall continue to be a Participant as of January 1, 1994.

	2.2	Each former Participant who is reemployed by a Plan Sponsor
shall become a Participant as of the date of his reemployment.

	2.3	Each former Employee who completed at least one (1) year of
Eligibility Service but terminated employment with a Plan
Sponsor before becoming a Participant and who is reemployed by a Plan Sponsor shall become a Participant as of the later of the date of his reemployment or the date that he would have become a Participant had he not terminated employment.

	2.4	Commencing January 1, 1988, each other Eligible Employee
shall become a Participant on the Entry Date coinciding with or next following the date the Eligible Employee has both attained age twenty-one (21) and completed his Eligibility Service.



     SECTION 3

        FUNDING

	3.1	(a)	Each Plan Sponsor shall contribute to the Fund the
amounts an actuary determines are necessary to fund the benefits provided under the Plan. For this purpose, the Plan
Administrator shall establish a funding standard account to be maintained by the actuary, who shall be responsible for seeing that the account meets the funding requirements of ERISA Section
302 and Code Section 412.

		(b)	All forfeitures arising under the Plan shall be used to
reduce the cost of the Plan and shall not be used to increase benefits.

		(c)	A Plan Sponsor shall also have the right to contribute
additional amounts as it deems necessary or desirable to maintain the actuarial soundness of the Plan, and a Plan Sponsor may at any time discontinue contributions hereunder.

	3.2	No contributions by Participants shall be required or
permitted under the Plan.



                            SECTION 4

               DEATH BENEFITS

	4.1	Upon the death of a Participant whose retirement benefits
under the Plan have commenced, his Beneficiary shall be entitled to receive such payments as are payable to a Beneficiary in accordance with the form of payment selected by the Participant pursuant to Plan Section 6.

	4.2	(a)	If a Participant dies while married after becoming
vested in any portion of his Accrued Benefit, but before commencement of retirement payments under the Plan, the Participant's spouse shall receive a death benefit in the form set forth below:



(1)	in the case of a Participant who dies on or after attaining
Early Retirement Age or Normal Retirement Age, the Participant's spouse shall receive an immediate single life annuity, payable in monthly installments for the life of the Participant's spouse, commencing no later than sixty (60) days following the end of the Plan Year during which the Participant's death occurs, which is fifty percent (50%) of the amount of the annuity which would have been payable for the life of the Participant had the Participant retired on the day before his death and elected a Normal Fund Payment; provided, however, that if the lump sum present value of the Participant's Accrued
Benefit exceeds $3,500, the Participant's spouse may elect to receive a lump sum cash payment.

	(2)	in the case of a Participant who dies before attaining
Early Retirement Age or Normal Retirement Age, the Participant's spouse shall receive a single life annuity, payable in monthly installments for the life of the Participant's spouse, commencing no later than sixty (60) days following the end of the Plan Year during which the Participant would have attained his earliest retirement age, which is fifty percent (50%) of the amount of the annuity which would have been payable for the life of the Participant had the Participant

		(A)	separated from service on his date of death (unless the
Participant had earlier separated from service),



(B)	survived to the earliest retirement age under the Plan,

	C)	retired with a Normal Fund Payment as described under Plan
Section 1.33(b) at the earliest retirement age under the Plan, and



(D)	died on the day after the date on which he would have
attained the earliest retirement age under the Plan.

		The Participant's spouse may elect to delay the commencement of benefits under Paragraphs (1) and (2) above, but not beyond the date on which the Participant would have attained his Normal
Retirement Age.

		(b)	Notwithstanding Subsection (2) above, if, at the time of
the Participant's death prior to the commencement of his retirement payments, the lump sum present value of the death benefit payable to the Participant's spouse exceeds $3,500, the Participant's spouse may elect to receive (1) an immediate single life annuity commencing no later than sixty (60) days following the end of the Plan Year during which the Participant's death occurs, which is the Actuarial Equivalent of the single life annuity which would otherwise be payable to the Participant's spouse pursuant to Paragraph (2) of Subsection (a) hereof, or (2) a lump sum payment equal to the present value
Actuarial Equivalent thereof.

		(c)	If, at the time of the Participant's death prior to the
commencement of his retirement payments, the lump sum present value of the death benefit payable to the Participant's spouse does not exceed $3,500, it shall be paid to the Participant's spouse in the form of a lump sum cash payment.



	4.3	Any annuity may be purchased from an insurance company
designated by the Plan Administrator in writing to the Trustee and may be distributed to the spouse. The distribution, if any, shall be in full satisfaction of the benefits to which the spouse is entitled under the Plan. Any benefit payable under this Section 4 shall be paid in accordance with and subject to the provisions of Plan Sections 6.7, 6.9 and 6.10, and 7.2, if applicable, after receipt by the Trustee from the Plan
Administrator of due notice of the death of the Participant.



       SECTION 5

    RETIREMENT BENEFITS

	5.1	The amount of a Participant's Accrued Benefit upon his
Retirement Date shall be determined in accordance with this
Section 5.

	5.2	Each Participant who reaches Normal Retirement Age while an
Employee shall be entitled to retire on that date. The pension payable to a Participant as of his Normal Retirement Date shall be equal to the Accrued Benefit of the Participant at his Normal
Retirement Age.

	5.3	Each Participant who reaches his Early Retirement Date
while an Employee shall be entitled to elect in writing to the Plan Administrator to retire as of that date. The pension payable to a Participant as of his Early Retirement Date shall be equal to the Accrued Benefit of the Participant at his Early
Retirement Date, multiplied by the proper early retirement factor pursuant to the following schedule:



Number of years by which
Early Retirement Date precedes
Normal Retirement Date                 Factor

10                                 .500
 9                                 .533
 8                                 .566
 7                                 .600
 6                                 .633
 5                                 .666
 4                                 .733
 3                                 .800
 2                                 .866
 1                                 .933
 0                                 1.000

	The percentage reduction applicable to a Participant shall be adjusted to the actual number of years and whole months between a Participant's Early Retirement Date and Normal Retirement Date by arithmetic interpolation between the whole year percentage nearest to such actual number of years and whole months.

	5.4	Each Participant may remain an Employee after his Normal
Retirement Date and retire on his Postponed Retirement Date.
The pension payable to a Participant as of his Postponed
Retirement Date shall be equal to the Accrued Benefit of the Participant as of his Postponed Retirement Date.



                            SECTION 6

          PAYMENT OF BENEFITS ON RETIREMENT

	6.1	The retirement benefit (as described in Plan Section 5) of
a Participant who has attained a Retirement Date shall be fully vested and nonforfeitable. As of a Participant's Retirement
Date, payment of his vested retirement benefit shall be made in accordance with this Section 6. Payments shall commence no later than sixty (60) days following the end of the Plan Year in which a Retirement Date occurs. If the amount cannot be ascertained by the required date, payment shall commence retroactively to that date by no later than sixty (60) days after the earliest date on which the amount of the payment can be ascertained under the Plan.

	6.2	(a)  All retirement payments shall be in the form of a
Normal Fund Payment,unless the Participant's vested Accrued
Benefit then has a lump sum present value Actuarial Equivalent of greater than $3,500 and the Participant elects during the "applicable election period" (as hereinafter defined) not to receive the Normal Fund Payment by delivery to the Plan
Administrator of a form provided for that purpose by the Plan
Administrator.  For purposes of this Section, the term
"applicable election period" means, with respect to a Normal
Fund Payment described in Subsection (a) or (b) of the Plan
Section defining Normal Fund Payment, the 90-day period ending on the first date on which the Participant is entitled to payment. In the case of a married Participant, no election shall be effective unless:

		(1)	the spouse of the Participant consents in writing to the
election (including, if applicable, the identity of any Beneficiary selected other than the Participant's spouse and the alternate form of payment selected), and the consent acknowledges the effect of the election and is witnessed by a representative of the Plan designated by the Plan Administrator or by a notary public, or

		(2)	the Participant establishes to the satisfaction of the
Plan Administrator that spousal consent required pursuant to Subsection (a) may not be obtained because there is no spouse, the spouse cannot be located, the Participant has a court order indicating that he is legally separated or has been abandoned
(within the meaning of local law) unless a "qualified domestic relations order" (as defined in Code Section 414(p)) provides otherwise, or because of any other circumstances as permitted by regulations promulgated by the Department of the Treasury.

	Any spousal consent (or establishment that spousal consent may not be obtained) shall be effective only with respect to that spouse. If an election is made, the Participant must select one of the alternate forms of payment set forth in Subsection (b) of this Section by delivering a written instrument to the Trustee prior to the date payments are to otherwise commence.

	(b)	The alternate forms of retirement benefit payment are:

	(1) one lump sum payment of the entire amount of the Participant's Accrued Benefit in cash or in kind;

	(2) a straight life annuity providing for periodic payments for the life of the Participant;

	(3) a joint and survivor annuity payable in monthly installments, which is an actuarially reduced annuity payable to and during the lifetime of the Participant with a survivor annuity payable to and during the lifetime of a Beneficiary equal to either fifty percent (50%), seventy-five percent (75%), or one hundred percent (100%) of the annuity payable during the life of the Participant, and which is the Actuarial Equivalent of the single life annuity otherwise payable to the Participant; and

		(4) cash payments in monthly installments over a period certain not exceeding the lesser of (a) twenty (20) years or (b) the life expectancy of the Participant or the joint life expectancies of the Participant and his Beneficiary, as the case may be.

	If a Participant elects (3) above and his joint survivor dies after the election but before benefit payments have actually commenced to the Participant, the election will be void and the Participant shall elect another form of payment. Any alternate form of payment of retirement benefits which the Participant may elect shall be equal to the Actuarial Equivalent of the Accrued Benefit which would otherwise be payable as a Normal Fund
Payment to the Participant.

	6.3	Within a reasonable period of time prior to the
commencement of retirement payments to a Participant from the Fund, the Plan Administrator shall furnish the Participant with a written explanation of:

	(a)	the terms and conditions of the Normal Fund Payment,
including a general description of the eligibility conditions and other material features of the alternate forms of payment under the Plan,

	(b)	the right of the Participant to make, and the effect of, an
election not to receive the Normal Fund Payment,

	(c)	the rights of his spouse as described in Section 6.2 of the
Plan, and

	(d)	the right to make, and the effect of, a revocation of this
election.

The written explanation shall be provided to the Participant not less than thirty (30) days, nor more than ninety (90) days prior to the first date on which he is entitled to payment from the Fund. A Participant may revoke any election not to receive payment in the form of a Normal Fund Payment and make a new election at any time prior to commencement of payments.

	6.4	Notwithstanding anything to the contrary contained in the
Plan,

		(a)	the payments to be made to a Participant shall satisfy the
incidental death benefit requirements under Code Section
401(a)(9)(G) and the regulations thereunder; and

		(b)	if the lump sum present value Actuarial Equivalent of a
Participant's vested Accrued Benefit exceeds $3,500, it shall not be distributed prior to the Participant's Normal Retirement
Age without the written consent of the Participant, and if the Participant is married, his spouse (or if deceased, his surviving spouse).



	6.5	Notwithstanding any other provision of this Plan, if a
Participant's lump sum present value vested Accrued Benefit is $3,500 or less, the Plan Administrator shall direct the Trustee to distribute the Participant's vested Accrued Benefit to him in a single lump sum payment within a reasonable period of time after he ceases to be an Employee.

	6.6	Notwithstanding any other provision of this Plan, the
benefits payable to a Participant or his Beneficiary (other than pursuant to Section 6.7 below) shall be actuarially adjusted to reflect any benefits which the Participant received by reason of any prior participation in the Plan.

	6.7	Notwithstanding any other provision of this Plan,

	(a)	prior to the death of a Participant, all retirement
payments hereunder shall

	(1)	be distributed to the Participant not later than the
required beginning date (as defined below) or,

	(2)	be distributed, commencing not later than the required
beginning date (as defined below) --

	(A)	in accordance with regulations prescribed by the Secretary
of the Treasury, over the life of the Participant or over the lives of the Participant and his designated individual
Beneficiary, if any, or

	(B)	in accordance with regulations prescribed by the Secretary
of the Treasury, over a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his designated individual Beneficiary, if any.

	(b) (1) If

	(A)	the distribution of a Participant's retirement payments
have begun in accordance with Subsection (a)(2) of this Section, and

	(B)	the Participant dies before his entire vested Accrued
Benefit has been distributed to him, then the remaining portion of his vested Accrued Benefit shall be distributed at least as rapidly as under the method of distribution being used under Subsection (a)(2) of this Section as of the date of his death.

	(2)

If a Participant dies before the commencement of retirement payments hereunder, the entire interest of the Participant shall be distributed within five (5) years after his death.



	(3) If

	(A)	any portion of a Participant's benefit is payable to or for
the benefit of the Participant's designated individual
Beneficiary, if any,

	(B)	that portion is to be distributed, in accordance with
regulations prescribed by the Secretary of the Treasury, over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, and

	(C)	the distributions begin not later than one (1) year after
the date of the Participant's death or any later date as the Secretary of the Treasury may by regulations prescribe, then, for purposes of Paragraph (2) of this Subsection (b), the portion referred to in Subparagraph (A) of this Paragraph (3) shall be treated as distributed on the date on which the distributions begin.

	(4)	If the designated individual Beneficiary referred to in
Paragraph (3)(A) of this Subsection (b) is the surviving spouse of the Participant, then

	(A)	the date on which the distributions are required to begin
under Paragraph (3)(C) of this Subsection (b) shall not be earlier than the date on which the Participant would have attained age 70-1/2, and

	(B)	if the surviving spouse dies before the distributions to
the spouse begin, this Subsection (b) shall be applied as if the surviving spouse were the Participant.

	(c)	For purposes of this Section, the term "required beginning
date" means April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.
Notwithstanding the foregoing, in the case of a Participant who as attained age 70-1/2 before January 1, 1988, other than a Participant who is described in Section 1(b)(3) of Appendix C, the term "required beginning date" means April 1 of the calendar year following the later of (i) the calendar year in which the Employee attains age 70 1/2, or (ii) the calendar year in which the Participant retires or otherwise terminates employment with a Plan Sponsor.

	(d)	For purposes of this Section, the life expectancy of a
Participant and his spouse, except in the case of a life annuity, may be redetermined, but not more frequently than annually.

	(e)	Under regulations prescribed by the Secretary of the
Treasury, for purposes of this Section, any amount to be paid to a child shall be treated as if it had been paid to the surviving spouse of a Participant if the amount becomes payable to the surviving spouse upon the child reaching majority, or upon any other designated event permitted under regulations.

	6.8	(a)	If a Participant is reemployed by a Plan Sponsor after
beginning to receive payment of his retirement benefits or if the Participant continues to be employed by a Plan Sponsor after Normal Retirement Age, the payment of his retirement benefits shall be suspended for each month during which he performs
"substantial service" for a Plan Sponsor. A Participant will be deemed to be performing "substantial service" for a month if he receives payment from a Plan Sponsor for services performed for any Plan Sponsor or for reasons other than the performance of duties on eight (8) or more days during the month.

	(b)	The payment of retirement benefits which have been
suspended shall resume no later than the first day of the third calendar month after the month in which the Participant ceases to perform substantial service for a Plan Sponsor. Upon resumption, the initial payment shall include the amount of the payment scheduled to occur in the calendar month of resumption and any amounts which were withheld during the period between the cessation of the performance of substantial service by the Participant and the resumption of payment, reduced by an offsets described in Subsection (c) below.

	(c)	Upon the resumption of payments, there shall be deducted or
offset from such payments an amount equal to any payments made by the Plan to the Participant for any months in which the Participant performed substantial service for a Plan Sponsor, provided that the amount of the deduction or offset shall not exceed, in any one month, twenty-five percent (25%) of that month's benefit payment which would have been due the Participant, and further provided that the initial payment made upon the resumption of payments shall be subject to deduction or offset without limitation.

	(d)	Payments shall not be suspended unless the Plan
Administrator notifies the Participant of the suspension by personal delivery or first class mail during the first calendar month in which payments are to be suspended. The notification shall contain a description of the specific reasons why the payments are being suspended, a general description of the provisions of the Plan relating to the suspension of benefits and a copy of those provisions, a statement to the effect that applicable Department of Labor regulations may be found in
Section 2530.203-3 of the Code of Federal Regulations and a statement that the Participant may employ the claim review procedure described in Section 10 of the Plan to obtain a review by the Plan Administrator of the decision to suspend payments. If a reduction or offset is to be made to a Participant's payment, the notification shall also describe the periods of employment with respect to which payments were previously made from the Plan and during which the Participant performed substantial service for a Plan Sponsor, the amount of the benefit subject to reduction or offset and the manner in which the Plan Administrator intends to reduce or offset the benefit payment.

	(e)	A Participant who is receiving benefits must notify the
Plan Administrator of any employment, and in connection therewith the Plan Administrator shall be entitled to request from the Participant any information which the Plan
Administrator deems reasonably necessary to verify whether or not the Participant is employed. The Plan Administrator may require any Participant who is receiving benefit payments, as a condition to receiving any future benefit payments, to certify to the Plan Administrator in writing that he is unemployed or to provide information sufficient to establish that he is not performing substantial service for any Plan Sponsor.

	(f)	A Participant who is receiving payments is entitled to
request the Plan Administrator to determine whether any specific contemplated employment for a Plan Sponsor by the Participant will constitute substantial service. This request shall be treated as a claim for benefits under Section 10 of the Plan, and accordingly the Participant must comply with the claim review procedure described in Section 10.



(g)	In order to be entitled to the resumption of payment of
benefits, the Participant must notify the Plan Administrator in writing that he has ceased to perform substantial service. The notification by the Plan Administrator which is described in Subsection (d) above shall describe the procedure which the Participant must follow in notifying the Plan Administrator that he has ceased to perform substantial service and shall include any forms which the Participant must file with the Plan Administrator in connection therewith.

	(h)	If a Participant, the payment of whose benefits has been
suspended, resumes employment with a Plan Sponsor, his benefit shall be recomputed upon his subsequent retirement to reflect payments previously paid to him.

	6.9	Notwithstanding anything contained to the contrary in this
Section 6, the annual payments to a Participant who is among the twenty-five (25) highly compensated employees (within the meaning of Code Section 414(q)) who receive during their most recent year of employment with a Plan Sponsor the greatest
Annual Earnings (determined without regard to the Annual
Earnings Limit) shall not exceed an amount equal to the payments that would be made on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's Accrued Benefit and the Participant's other benefits described in Subsection (c) below. The restrictions of this Section will not apply, however, if:

	(a)	after payment to a Participant described in this Section of
all benefits described in Subsection (c) of this Section, the value of the Fund equals or exceeds 110% of the value of the Plan's current liabilities, as defined in Code Section
412(l)(7); or

	(b)	the value of the benefits described in Subsection (c) of
this Section for a Participant described in this Section is less than one percent (1%) of the value of the Plan's current liabilities, as defined in Code Section 412(l)(7).

	(c)	For purposes of this Section, "other benefits" includes
loans in excess of the amounts set forth in Code Section
72(p)(2)(A), any periodic income, any withdrawal values payable to a living Participant, and any death benefit which is payable from the Plan not provided for by insurance on the Participant's life.

	6.10	Notwithstanding any provisions of the Plan to the contrary
that would otherwise limit a Distributee's election under this
Section 6, a Distributee may elect on or after January 1, 1993, at the time and in the manner prescribed by the Plan
Administrator, to have any portion of an Eligible Rollover
Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover so long as all Eligible Rollover Distributions to a Distributee for a calendar year total or are expected to total at least $200 and, in the case of a Distributee who elects to directly receive a portion of an Eligible Rollover Distribution and directly roll the balance over to an Eligible Rollover Plan, the portion that is to be directly rolled over totals at least $500. If the Eligible Rollover Distribution is one to which Code Sections
401(a)(11) and 417 do not apply, such Eligible Rollover
Distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax
Regulations is given, provided that:

		(a)	the Plan Administrator clearly informs the Distributee
that the Distributee has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

               	(b)	the Distributee, after receiving the notice,
affirmatively elects a distribution.



        SECTION 7

     PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT

	7.1	Transfer of a Participant from one Plan Sponsor to another
Plan Sponsor or an Affiliate shall not be deemed for any purpose under the Plan to terminate the Participant's employment.

	7.2	A Participant who ceases to be an Employee for any reason
other than death or retirement shall be entitled to receive that portion of his Accrued Benefit, determined as of his termination of employment, in which he is vested according to the following vesting schedule:

Years of                                 Percentage
  Vesting Service                           Vested
  Less than 5                                   0%
  5 or more                                   100%

	7.3	A Participant whose lump sum present value vested Accrued
Benefit does not exceed $3,500 shall receive his vested Accrued
Benefit in the form of a lump sum cash payment within a reasonable period of time after he ceases to be an Employee. A
Participant's whose lump sum present value vested Accrued
Benefit exceeds $3,500 shall not be distributed without the Participant's consent, and if the Participant is married, the consent of the Participant's spouse, before the Participant's
Normal Retirement Age or death.

	7.4	If a Participant's lump sum present value vested Accrued
Benefit exceeds $3,500, the Participant shall receive his vested
Accrued Benefit in the form of a Normal Fund Payment commencing as soon as administratively feasible following the month the Participant attains age sixty-five (65), unless the Participant elects during the "applicable election period" (as defined in Section 6.2) not to receive the Normal Fund Payment by delivery to the Plan Administrator of a form provided for that purpose by the Plan Administrator. Any election not to receive the Normal
Fund Payment shall be made in accordance with the consent requirements set forth in Plan Section 6.2. If an election is made, the Participant must elect one of the alternate forms of payment available to such Participant in accordance with Subsection (a) or (b) of this Section by delivering a written instrument to the Trustee prior to the date payments are to commence.

	(a)	If the Participant has not yet attained age fifty-five
(55), he may elect

	(1)	one lump sum payment of the entire amount of the
Participant's vested Accrued Benefit in cash or in kind, or

	(2)	a Normal Fund Payment commencing as soon as
administratively feasible following the month in which the Participant terminates employment.



	(b)	If the Participant has not yet attained age fifty-five (55)
and at the time of his termination of employment has attained ten (10) years of Vesting Service, then upon such Participant's attainment of age fifty-five (55), or, regardless of the Participant's years of Vesting Service, upon the Participant's attainment of age sixty-five (65), he may elect

	(1) one lump sum payment of the entire amount of the Participant's vested Accrued Benefit in cash or in kind;

	(2) a straight life annuity providing for periodic payments for the life of the Participant;

	(3) a joint and survivor annuity payable in monthly installments, which is an actuarially reduced annuity payable to and during the lifetime of the Participant with a survivor annuity payable to and during the lifetime of a Beneficiary equal to either fifty percent (50%), seventy-five percent (75%), or one hundred percent (100%) of the annuity payable during the life of the Participant;

	(4) a Normal Fund Payment commencing as soon as administratively feasible following the month in which the Participant terminates employment; and

	(5) cash payments in monthly installments over a period certain not exceeding the lesser of (a) twenty (20) years or (b) the life expectancy of the Participant or the joint life expectancies of the Participant and his Beneficiary, as the case may be.

	If a Participant elects (a)(2), (b)(3) or (b)(4) above and his joint survivor dies after the election but before benefit payments have actually commenced to the Participant, the election will be void and the Participant shall elect another form of payment. With respect to Subsection (a) above, any alternate form of payment of retirement benefits which the Participant may elect shall be equal to the Actuarial Equivalent of the Accrued Benefit which would otherwise be payable as a Normal Fund Payment to the Participant, which would have otherwise commenced at the Participant's Normal Retirement Date.
 With respect to Subsection (b) above, any alternate form of payment of retirement benefits which the Participant may elect shall be subject to the reduction factors of Plan Section 5.3.

	7.5	(a)	In the event that any portion of the vested Accrued
Benefit of a Participant is paid to him prior to his Termination
Completion Date, he shall immediately forfeit the portion of his Accrued Benefit in which he is not vested as of the following
Valuation Date.  If the Participant is reemployed by a Plan
Sponsor or Affiliate prior to his Termination Completion Date and if the Participant repays to the Fund no later than the fifth anniversary of his reemployment the portion of his vested
Accrued Benefit which was paid to him, together with interest thereon compounded annually at a rate equal to 120% of the federal mid-term rate as in effect under Code Section 1274 at the beginning of each Plan Year from the date of distribution to the date of repayment, the forfeited portion of his Accrued
Benefit shall be restored on his behalf effective on the Valuation Date coinciding with or next following the repayment.

	(b)	Upon the termination of employment of a Participant who is
not vested in any part of his Accrued Benefit, the Participant shall be deemed to have received a distribution and his Accrued
Benefit shall be immediately forfeited.  Such Participant's
Accrued Benefit will be restored upon his reemployment prior to his Termination Completion Date.



	7.6	In the event that an amendment to the Plan directly or
indirectly changes the vesting schedule of the Plan, the vesting percentage for each Participant accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Participant with at least three (3) years of Vesting Service may irrevocably elect, by written notice to the Plan Administrator within the election period described below, to remain under the pre-amendment vesting schedule with respect to all of his benefits accrued both before and after the amendment. The election period shall begin no later than the date the amendment is adopted and shall end no earlier than sixty (60) days after the latest of the date the
(a) amendment is adopted, (b) amendment becomes effective or (c) Participant is issued written notice of the amendment by the Plan Administrator.

	7.7	The retirement benefits payable to a Participant pursuant
to this Section shall be subject to Plan Sections 6.7, 6.9 and 6.10.



                       SECTION 8

      ADMINISTRATION OF THE PLAN

	8.1	The Primary Sponsor shall enter into a Trust with the
Trustee, which Trust shall form a part of the Plan and is incorporated herein by reference. Each new Plan Sponsor shall enter into the Trust in connection with becoming a Plan Sponsor hereunder.

	8.2	Any person appointed to serve as the Plan Administrator
shall signify his acceptance with the Board of Directors. If an organization is appointed to serve as the Plan Administrator, it may designate in writing a person who may act on its behalf, who must signify his acceptance by filing his written acceptance with the Board of Directors. The Board of Directors shall have the right to remove the Plan Administrator at any time by notice in writing. The Plan Administrator may resign at any time by written notice of resignation to the Trustee and the Board of Directors. The Plan Administrator shall perform any act which the Plan authorizes or requires of the Plan Administrator by action taken in compliance with the documents by which it was created.

	8.3	(a)	The Plan Administrator, as a Named Fiduciary, may
allocate its fiduciary responsibilities among other Fiduciaries designated in writing by the Plan Administrator and may designate in writing other persons to carry out its fiduciary responsibilities under the Plan. The Plan Administrator may remove any person designated to carry out its fiduciary responsibilities under the Plan by notice in writing to that person.

	(b)	The Plan Administrator, and each other Fiduciary, may
employ persons to render advice with regard to any of their responsibilities. Charges for all services rendered shall be directly paid by each Plan Sponsor but until paid shall constitute a charge against the Fund.

	(c)	Each Plan Sponsor shall indemnify and hold harmless each
person constituting the Plan Administrator or the Investment
Committee from and against any and all claims, losses or expenses (including, without limitation, attorney's fees and court costs) arising in connection with the performance by the person of his duties in such capacity, other than any of the foregoing arising in connection with the willful neglect or willful misconduct of the person so acting.



	8.4	(a)	The Plan Administrator shall compute the amount of
retirement benefit which shall be payable to any Participant or Beneficiary pursuant to the Plan.

		The Plan Administrator shall advise the Trustee with respect to all payments of Retirement Income pursuant to the Plan and shall direct the Trustee in writing to make payments; provided, however, in no event shall the Trustee be required to make payments if the Trustee has actual knowledge that the payments are contrary to the terms of this Plan and the Trust.

	(c)	The Plan Administrator shall establish rules not contrary
to the provisions of the Plan or the Trust for the administration of the Plan. The Plan Administrator shall interpret the Plan and shall finally answer all questions arising in the administration, interpretation and application of the Plan, including determinations of eligibility for and the amount of any benefit. All determinations of the Plan
Administrator shall be final and binding on all Employees, Participants, Beneficiaries and Fiduciaries, subject to both the provisions of the Plan and the Trust and applicable law.

	(d)	The Plan Administrator shall furnish Participants with all
disclosures now or hereafter required by ERISA or the Code.  The
Plan Administrator shall file, as required, the various reports and disclosures concerning the Plan and its operations as required by ERISA and the Code, and shall be solely responsible for establishing and maintaining all records of the Plan.

	(e)	The statement of specific duties for a Plan Administrator
in this Section 8.4 is not in derogation of any other duties which a Plan Administrator has under the provisions of the Plan or any applicable law.

	8.5	The Board of Directors may by action in writing certified
by notice to the Trustee appoint an Investment Manager or Investment Managers to manage the Fund, including the power to acquire and dispose of assets. Any Investment Manager may be removed in the same manner in which appointed, and in the event of any removal, the Investment Manager shall, as soon as possible, but in no event more than thirty (30) days after notice of removal, turn over all assets managed by it to the Trustee or to any appointed successor Investment Manager so appointed, and shall make a full accounting to the Board of Directors with respect to all assets managed by it since its appointment as an Investment Manager.

	8.6	The Board of Directors may, by action in writing certified
by notice to the Trustee, appoint an Investment Committee to direct the investment of assets of the Fund. The Investment
Committee shall consist of one or more persons and the Board of Directors shall have the right to remove any person constituting any part of the Investment Committee at any time by notice in writing to the person or persons. A person constituting any part of the Investment Committee may resign at any time by written notice of resignation to the Board of Directors. Upon any removal, resignation or death, the Board of Directors may appoint a successor to that person. Until a successor has been appointed, the remaining person constituting the Investment
Committee may continue to act as the Investment Committee.



                            SECTION 9

             ADOPTION OF PLAN BY AFFILIATES

	Any corporation related to the Primary Sponsor by function or operation and any Affiliate, if the corporation or Affiliate is authorized to do so by a resolution adopted by the Board of Directors, may adopt this Plan and the related Trust by action of the board of directors of the corporation or Affiliate. Any adoption shall be evidenced by certified copies of the resolutions of the board of directors indicating the adoption and by the execution of the Trust by the adopting corporation or Affiliate. The resolution shall state the effective date for the purpose of the adopting corporation or Affiliate and, for the purpose of Code Section 415, the "limitation year" as to the adopting corporation or Affiliate. Notwithstanding the foregoing, however, if the Plan and Trust as adopted by an Affiliate or other corporation fails to receive the initial approval of the Internal Revenue Service as a qualified plan and trust, any contributions by the Affiliate or other corporation after payment of all expenses will be returned to the Plan
Sponsor free of any trust, and the Plan and Trust shall terminate as to the adopting Affiliate or other corporation.



                   SECTION 10

             CLAIM REVIEW PROCEDURE

	10.1	In the event that a Participant or Beneficiary is denied a
claim for benefits under the Plan (the "claimant"), the Plan
Administrator shall provide to the claimant written notice of the denial which shall set forth:

	(a)	the specific reasons for the denial;

	(b)	specific references to the pertinent Plan provisions on
which the denial is based;

	(c)	a description of any additional material or information
necessary for the claimant to perfect the claim and an explanation of why the material or information is necessary; and

	(d)	an explanation of the Plan's claim review procedure.

	10.2	After receiving written notice of the denial of a claim, a
claimant or his representative may:

	(a)	request a full and fair review of the denial by written
application to the Plan Administrator;

	(b)	review pertinent documents; and

	(c)	submit issues and comments in writing to the Plan
Administrator.





	10.3	If the claimant wishes a review of the decision denying
his claim to benefits under the Plan, he must submit a written application to the Plan Administrator within sixty (60) days after receiving written notice of the denial.

	10.4	Upon receiving a written application for review, the Plan
Administrator shall schedule a hearing before the appeal board of the Plan Sponsor for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator received the written application for review. All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

	10.5	At least ten (10) days prior to the scheduled hearing, the
claimant and his representative designated in writing by him, if any, shall receive written notice of the time and place the scheduled hearing.

	10.6	No later than sixty (60) days after receiving the written
application for review, the appeal board of the Plan Sponsor shall submit its decision on the written application to the claimant involved and to his representative, if any. The decision shall include specific reasons therefor and specific references to the pertinent Plan provisions on which it is based.



                           SECTION 11

               LIMITATION OF RIGHTS

	Neither this Plan, the Trust, nor participation in the Plan shall give any Employee any right or claim except to the extent that the right or claim is specifically fixed under the terms of the Plan. The establishment of the Plan shall not be construed to give any Employee a right to continue in a Plan Sponsor's employ or to interfere with a Plan Sponsor's right to terminate the employment of any Employee at any time.



                           SECTION 12

 LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY INCOMPETENT

             DISTRIBUTEE AND UNCLAIMED PAYMENTS

	12.1	No benefit which shall be payable under the Plan to any
person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void. No benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process, and the same shall not be recognized under the Plan, except to the extent as may be required by law. Notwithstanding the above, this Section shall not apply to a "qualified domestic relations order" (as defined in Code Section 414(p)), and benefits may be paid pursuant to the provisions of such an order. The Plan Administrator shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and if so, the procedures for complying therewith.

	12.2	Whenever any benefit which shall be payable under the Plan
is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of the minor or incompetent, or to the minor or incompetent without the intervention of a guardian or custodian, or to a legal guardian of the minor or incompetent if one has been appointed or to cause the same to be used for the benefit of the minor or incompetent.

	12.3	Whenever the Plan Administrator cannot ascertain the
whereabouts of any Participant to whom a payment is due under the Plan, the Plan Administrator may direct that the payment and all remaining payments otherwise due to the Participant be cancelled on the records of the Plan and the amount thereof applied as a forfeiture except that, in the event the Participant later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the Plan Sponsor shall contribute to the Plan an amount equal to the payment to be paid to him as soon as administratively feasible.



                           SECTION 13

             AMENDMENTS AND TERMINATION

	13.1	The Primary Sponsor reserves the right at any time to
amend or terminate the Plan or the Trust. The Primary Sponsor shall have no power, however, to amend the Plan or Trust in a manner which would permit any portion of the funds held under the Plan to be used for any purpose other than for the exclusive benefit of Participants or their Beneficiaries, or to become the property of a Plan Sponsor. No amendments shall have the effect of retroactively changing or depriving Participants or Beneficiaries of rights already accrued under the Plan.

	13.2	Each other Plan Sponsor shall have the right to terminate
its participation in the Plan by resolution of its board of directors or other governing body and notice in writing to the Primary Sponsor and the Trustee, unless the termination would result in the disqualification of the Plan or would adversely affect the exempt status of the Trust as to any other Plan
Sponsor. If contributions by or on behalf of a Plan Sponsor are completely terminated, the Plan and Trust shall be deemed terminated as to the Plan Sponsor. A termination by a Plan
Sponsor shall not terminate the Plan as to any other Plan
Sponsor.

	13.3	In the event of the termination of the Plan in accordance
with ERISA Section 4041, the assets of the Plan shall be distributed in accordance with ERISA Section 4044 and any regulations issued thereunder. In order that the assets of the Plan may be properly allocated, the total benefits payable under the Plan shall be divided with respect to each Participant among the priority categories (a) through (g) set forth below. Each
Participant's benefit assigned to a particular priority category shall then be separated between basic benefits and non-basic benefits. The Plan Administrator shall then value each type of benefit in each priority category in accordance with the valuation factors prescribed by the PBGC, and shall then allocate the assets of the Plan sequentially to the following priority categories:

	(a)	that portion of each Participant's Accrued Benefit which is
derived from his voluntary employee contributions.

	(b)	that portion of each Participant's Accrued Benefit which is
derived from his mandatory employee contributions.

	(c)	those benefits, excluding any increases resulting from Plan
amendments during the preceding five (5) years, payable as an annuity to all Participants and Beneficiaries:



		(1)	to whom benefits have been in pay status for at least
three (3) years prior to the date of Plan termination, taking the lowest benefit in pay status during the three (3) year period, and

	(2)	to whom any other benefits would have been in pay status as
of the beginning of the three (3) year period had an eligible
Participant actually retired on a retirement date prior to the beginning of the three (3) year period, as if the benefits had commenced as a Normal Fund Payment at the beginning of the three
(3) year period.

	(d)	those benefits, other than benefits payable pursuant to (b)
and (c) immediately above, to which Participants or their Beneficiaries are entitled, or would be entitled if their employment were terminated on the date of Plan termination, to the extent the benefits are guaranteed by the PBGC.

	(e)	all other benefits in which a Participant is vested as of
the date of Plan termination; provided, however, that if the Plan assets are insufficient to satisfy in full the benefits provided pursuant to category (d), the available assets shall be allocated in accordance with Section 13.5 of the Plan.

	(f)	all other benefits provided for under the Plan.

	(g)	if any assets remain as a result of actuarial error after
complete allocation pursuant to this Section 13.3, the remaining assets shall be paid to the terminating Plan Sponsor.

	13.4	In the event the Plan assets shall be insufficient to
provide in full the benefits of the entire class of individuals described within any priority category other than priority category (e), the available assets for the class shall be allocated among the Participants of that class and their Beneficiaries, pro rata among the individuals on the basis of the present value (as of the Plan termination date) of their respective benefits as described in that Section.

	13.5	In the event that the assets available for allocation
under Section 13.3(e) are insufficient to satisfy in full the benefits of Participants described within that Section, the available assets for that class shall be allocated on the basis of the benefits of Participants of that class and their Beneficiaries, based upon the Plan as in effect at the beginning of the five (5) year period ending on the date of Plan termination; or if additional assets remain available for allocation under Section 13.3(e), the available assets shall be allocated on the basis of the Plan as amended by the most recent
Plan amendment effective during the five (5) year period, under which the assets available for allocation are sufficient to satisfy in full the benefits of the class of individuals described in Section 13.3(e) and any assets thereafter remaining to be allocated under Section 13.3(e) shall be allocated on the basis of the Plan as amended by the next succeeding Plan amendment effective during the five (5) year period.

	13.6	The Plan Administrator may direct that any Retirement
Income payable in accordance with Section 13.3 shall be provided through the purchase of an annuity contract from an insurance company. If the allocations produce a Retirement Income of less than one hundred twenty dollars ($120) a year, a lump sum payment which is the Actuarial Equivalent of the Retirement
Income may be paid in lieu thereof.



	13.7	In the case of any merger or consolidation of the Plan
with, or any transfer of their assets or liabilities, to any other plan qualified under Code Section 401, the terms of the merger, consolidation or transfer shall ensure that each Participant in the Plan will receive a benefit which is no less than the benefit which the Participant would have received in the event of termination of the Plan and Trust immediately before the merger, consolidation or transfer.

	13.8	Subject to the limitations on entitlements to benefits
contained in this Section 13 of the Plan, in the event of the termination or partial termination of the Plan, the Accrued
Benefit as of the date of termination or partial termination of each affected Participant, to the extent funded as of that date, shall be fully vested. The Plan shall be considered a "single plan" (within the meaning of Treasury Regulation 1.414(1)-1(b)) of a controlled group of corporations (within the meaning of Code Section 414(b)), with all assets of the Plan available to pay benefits to all Participants and Beneficiaries.

	13.9	Notwithstanding any other provision of this Plan, a Plan
amendment which (a) eliminates or reduces an early retirement benefit, if any, or which eliminates or reduces a retirement-type subsidy (as defined in regulations issued by the Department of the Treasury), if any, or (b) eliminates an optional form of benefit, shall not be effective with respect to benefits attributable to service before the amendment is adopted. In the case of a retirement-type subsidy described in
(a) above, this Section shall be applicable only to a Participant who satisfies, either before or after the amendment, the preamendment conditions for the subsidy.



                           SECTION 14

           PROHIBITION AGAINST DIVERSION

	At no time shall any part of the Fund be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses, the return of contributions described in Section 15 and the return of residual assets to a Plan Sponsor as described in Section 13.3(g).



                           SECTION 15

        QUALIFICATION AND RETURN OF CONTRIBUTIONS

	15.1	All Plan Sponsor contributions to the Plan are contingent
upon deductibility. To the extent permitted by the Code and other applicable laws and regulations thereunder, upon a Plan
Sponsor's request, a contribution which was made by a mistake-in-fact, or conditioned upon initial qualification of the Plan, or upon the deductibility of the contribution under Code Section 404 shall be returned to the Plan Sponsor within one (1) year after the payment of the contribution, the denial of the qualification, or the disallowance of the deduction (to the extent disallowed), whichever is applicable. The amount to be returned to the Plan Sponsor shall be the excess of the contribution above the amount that would have been contributed had the mistake of fact or the mistake in determining the deduction not occurred, less any net loss attributable to such excess. Any net income attributable to such excess shall not be returned to the Plan Sponsor. In the event of a contribution which was conditioned upon initial qualification of the Plan, the amount to be returned to the Plan Sponsor shall be all of the assets of the Fund.

	15.2	If the Plan and the related Trust fail to receive the
initial approval of the Internal Revenue Service as a qualified plan, within one (1) year after the date of denial of qualification, the contribution by a Plan Sponsor of the Plan and the Trust, and the Plan and Trust shall thereupon terminate.



                           SECTION 16

                MISCELLANEOUS

	16.1	The Plan and the Trust shall be governed, administered,
regulated and construed under the laws of the State of Alabama and the laws of the United States to the extent they preempt state law or are otherwise applicable to the Plan.

	16.2	This Plan shall be binding upon the parties hereto, upon
each Plan Sponsor, upon each Participant and upon the Beneficiaries, heirs, executors, administrators, distributees and assigns of the individual Participants; the heirs, executors, administrators, and successors of the Trustee; and the successors and assigns of a Plan Sponsor, subject to Section
15 of the Plan.



IN WITNESS WHEREOF, the Primary Sponsor has caused this indenture to be executed as of the day and year first above written.



		SCI SYSTEMS (ALABAMA), INC.

	By:/s/A. Eugene Sapp, Jr.

     Title: President and Chief Operating Officer



 ATTEST:

 /s/Michael M. Sullivan

Title:Secretary



       [CORPORATE SEAL]

                             APPENDIX A

                     LIMITATION ON BENEFITS



                SECTION 1

		(a)	Notwithstanding any other provision of the Plan, in no
event shall the annual pension benefit of a Participant under the Plan attributable to Plan Sponsor contributions exceed the lesser of (1) $90,000, subject to adjustment in accordance with regulations issued by the Secretary of Treasury or other applicable provision of law, provided that any adjustment shall be effective as of January 1 of each calendar year and shall be applicable with respect to the limitation year ending with or within each calendar year, or (2) 100% of the Participant's
Average Annual Earnings for the three consecutive calendar years during which (A) he was a Participant and (B) his aggregate
Annual Earnings from a Plan Sponsor was the highest.







 (b)	In the case of a Participant who has less than ten (10)
years of participation in the Plan, the limitation under Subsection (a)(1) of this Section shall be determined by multiplying the otherwise applicable limit by a fraction, the numerator of which is the number of years (or part thereof) of participation in the Plan and the denominator of which is ten
(10). In the case of a Participant who has less than ten (10) years of Credited Service with a Plan Sponsor, the limitation under Subsection (a)(2) of this Section shall be determined by multiplying the otherwise applicable limit by a fraction, the numerator of which is the number of years (or part thereof) of Credited Service with a Plan Sponsor and the denominator of which is ten (10). Notwithstanding the above, in no event shall the limitations contained in this Subsection reduce the limitations referred to in Subsection (a) of this Section to an amount less than one-tenth (1/10) of the applicable limitation provided in Subsection (a) (as determined without regard to this Subsection). To the extent provided in regulations promulgated by the Secretary of the Treasury, this Subsection shall be applied separately with respect to each change in the benefit structure of the Plan.



                            SECTION 2

	If retirement payments to a Participant commence after the Participant attains age 62 but before the Participant attains Social Security Retirement Age, the limitation under Section 1(a)(1) of this Appendix A shall be adjusted as follows: (1) if the Participant's Social Security Retirement Age is 65, the limitation under Section 1(a)(1) of this Appendix A shall be reduced by 5/9 of 1% for each month by which retirement payments commence before the month in which the Participant attains age
65; or (2) if the Participant's Social Security Retirement Age is greater than 65, the limitation under Section 1(a)(1) of this Appendix A shall be reduced by 5/9 of 1% for each of the first
36 months and 5/12 of 1% for each of the additional months (up to 24) by which retirement payments commence before the Participant attains his Social Security Retirement age. If retirement payments to a Participant commence before the Participant attains age 62, the limitation under Section 1(a)(1) of this Appendix A shall be reduced so that it is the actuarial equivalent of the adjusted $90,000 limit at age 62; provided, however, that the interest rate in used in determining the actuarial equivalent shall be the greater of the interest rate in Plan Section 1.2 or five percent (5%) per year.



                            SECTION 3

	If the retirement payments to a Participant commence after the Participant's Social Security Retirement Age, the limitation under Section 1(a)(1) shall be adjusted so that it is the Actuarial Equivalent of a benefit of $90,000 beginning at the Social Security Retirement Age, multiplied by the cost-of-living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d), based on the lesser of the interest rate specified in Plan Section 1.2 or five percent (5%) per year.



                            SECTION 4

	In the event a Plan Sponsor maintains a defined contribution plan in which a Participant also participates, the sum of the defined benefit plan fraction and the defined contribution plan fraction shall not exceed 1.0.

	(a	The defined benefit plan fraction for any limitation year is a fraction:

	(1)	the numerator of which is the projected annual benefit of
the Participant under all defined benefit plans (determined as of the close of the year); and

	(2)	the denominator of which is the lesser of

	(A)	the product of 1.25, multiplied by the maximum annual
benefit allowable under Code Section 415(b)(1)(A), or

	(B)	the product of 1.4 multiplied by the amount which may be
taken into account under Code Section 415(b)(1)(B) with respect to a Participant under the defined benefit plan for the year
(determined as of the close of the year).



(b)	The defined contribution plan fraction for any limitation
year is a fraction:

	(1)	the numerator of which is the sum of a Participant's annual
additions as of the close of the year; and

	(2)	the denominator of which is the sum of the lesser of the
following amounts determined for the year and for all prior limitation years during which the Participant was employed by a Plan Sponsor:

	(A)	the product of 1.25, multiplied by the dollar limitation in
effect under Code Section 415(c)(1)(A) for the limitation year
(determined without regard to Code Section 415(c)(6)), or

	(B)	the product of 1.4 multiplied by the amount which may be
taken into account under Code Section 415(c)(1)(B) (or Code
Section 415(c)(7) if applicable) with respect to the Participant for the limitation year.



                            SECTION 5

	For purposes of determining whether the limitations set forth in this Appendix A have been satisfied for Plan Years beginning after December 31, 1986, the following transitional rules as established by Section 1106(i) of the Tax Reform Act of 1986 shall be applied:

	(a)	If the Accrued Benefit of a Participant determined as of
December 31, 1986 exceeds the limitations as set forth in this Appendix A, then for purposes of satisfying the limitations as set forth in this Appendix A, the limitation of Section 1(a)(1) of this Appendix A with respect to the Participant shall be equal to his Accrued Benefit as of December 31, 1986; and

	(b)	Pursuant to regulations prescribed by the Secretary of the
Treasury, for the last limitation year beginning before January
1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction, which number shall not exceed the numerator, so that the sum of the defined benefit plan fraction and the defined contribution plan fraction does not exceed 1.0 for such limitation year.



                            SECTION 6

	For purposes of this Appendix A, the term "limitation year" shall mean a Plan Year unless a Plan Sponsor elects, by adoption of a written resolution, to use any other twelve-month period in accordance with regulations issued by the Secretary of the Treasury.



                            SECTION 7

	For purposes of applying the limitations of this Appendix A, all defined contribution plans maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined contribution plan, and all defined benefit plans now or previously maintained or deemed to be maintained by a Plan
Sponsor shall be treated as one defined benefit plan.

                            SECTION 8

	In the event that the limitations set forth in this Appendix A are exceeded with respect to a Participant for a particular limitation year, a Plan Sponsor shall take appropriate steps to comply with the limitations. If a Participant is a participant in one or more defined contribution plans sponsored by a Plan
Sponsor, his benefit under this Plan shall be reduced, if the defined contribution plans do not provide for a sufficient automatic reduction of the Participant's annual additions in that case, so that the aggregate of all benefits does not exceed the permissible limits set forth in Code Section 415.



                            SECTION 9

	For purposes of applying the limitations set forth in this Appendix A, the term "Plan Sponsor" shall be deemed to mean a Plan Sponsor and any other corporations which are members of the same controlled group of corporations (as described in Code
Section 414(b), as modified by Code Section 415(h)) with a Plan Sponsor, any other trades or businesses under common control (as described in Code Section 414(c), as modified by Code Section 415(h)) with a Plan Sponsor, any other corporations, partnerships or other organizations which are members of an affiliated service group (within the meaning of Code Section 414(m)) with the Plan Sponsor and any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o). For purposes of applying the limitations set forth in this Appendix A, where a defined benefit plan provides for employee contributions, the annual benefit attributable to those contributions is not taken into account, but those contributions are considered a separate defined contribution plan maintained by the Plan Sponsor which is subject to the limitations set forth in this Appendix A.




                 APPENDIX B

                 PERMITTED DISPARITY LIMITATIONS



                       SECTION 1

     	As used in this Appendix B, the following words shall have the following meanings:

     	(a)	"Annual Disparity Fraction" means each of the
following:

     	(1)	Annual Defined Contribution Plan Fraction: means with
respect to each Plan that is a defined contribution plan and is a Section 401(l) Plan under which an Employee benefits, the result obtained by dividing the Disparity provided under such Plan for the plan year by the "maximum excess allowance" under Treasury Regulations Section 1.401(l)-2(b)(2) for the plan year;

    	(2)	Annual Defined Benefit Excess Plan Fraction: means with
respect to each Excess Plan that is a defined benefit plan and is a Section 401(l) Plan under which an Employee benefits, the result obtained by dividing the Disparity provided under such Plan for the plan year by the "maximum excess allowance" under Treasury Regulations Section 1.401(l)-3(b)(2) for the plan year;

   	(3)	Annual Defined Benefit Offset Plan Fraction:  means with
respect to Offset Plan that is a defined benefit plan and is a
Section 401(l) Plan under which an Employee benefits, the result obtained by dividing the Disparity provided under such Plan for the plan year by the "maximum offset allowance" under Treasury
Regulations Section 1.401(l)-3(b)(3) for the plan year;



(4)	Annual Imputed Disparity Plan Fraction: means with respect
to each Plan under which an Employee benefits that imputes
permitted disparity with respect to an Employee under Treasury
Regulations Section 1.401(a)(4)-7, one (1); and  		(5)	Annual
Nondisparate Plan Fraction: means with respect to each Plan under which an Employee benefits, that neither is a Section
401(l) Plan nor a plan that imputes permitted disparity pursuant to Treasury Regulations Section 1.401(a)(4)-7, zero (0).

     	(b)	"Base Benefit Percentage" means the rate at which
employer-provided benefits are determined under a defined benefit Excess Plan with respect to an Employee's average annual compensation at or below the Integration Level (expressed as a percentage of such average annual compensation), determined separately for the normal form and each optional form of benefit under the Plan.

     	(c)	"Base Contribution Percentage" means the rate at which
employer contributions are allocated to the account of an Employee under a defined contribution Excess Plan with respect to the Employee's plan year compensation at or below the Integration Level (expressed as a percentage of such plan year compensation).

     	(d)	"Cumulative Disparity Fraction" means the sum of the
Employee's Total Annual Disparity Fractions attributable to the
Employee's total years of service under all Plans.

     	(e)	"Disparity" means:

     	(1)	with respect to an Excess Plan that is a defined
contribution plan, the percentage difference obtained by subtracting the Base Contribution Percentage from the Excess
Contribution Percentage;

     	(2)	with respect to an Excess Plan that is a defined
benefit plan, the percentage difference obtained by subtracting the Base Benefit Percentage from the Excess Benefit Percentage;

     	(3)	with respect to an Offset Plan, the Offset Percentage.

     	(f)	"Excess Benefit Percentage" means the rate at which
employer-provided benefits are determined under a defined benefit Excess Plan with respect to an Employee's average annual compensation in excess of the Integration Level (expressed as a percentage of such average annual compensation), determined separately for the normal form and each optional form of benefit under the Plan.

     	(g)	"Excess Contribution Percentage" means the rate at
which employer contributions are allocated to the account of an Employee under a defined contribution Excess Plan with respect to the Employee's plan year compensation in excess of the Integration Level (expressed as a percentage of such plan year compensation).

     	(h)	"Excess Plan" means:    		(1)	a Plan which is a
defined contribution plan under which the rate at which employer contributions are allocated to the account of an Employee with respect to plan year compensation above the Integration Level
(expressed as a percentage of such plan year compensation) is greater than the rate at which employer contributions are allocated to the account of an Employee with respect to plan year compensation at or below the Integration Level (expressed as a percentage of such plan year compensation); or

     	(2)	a Plan which is a defined benefit plan under which the
rate at which employer-provided benefits are determined with respect to average annual compensation above the Integration
Level under such Plan (expressed as a percentage of such average annual compensation) is greater than the rate at which employer-provided benefits are determined with respect to average annual compensation at or below the Integration Level
(expressed as a percentage of such average annual compensation).

     	(i)	"Integration Level" means the dollar amount specified
in an Excess Plan at or below which the rate of employer-provided contributions or benefits (expressed in each case as a percentage of an Employee's plan year compensation or average annual compensation up to the specified dollar amount) under the Plan is less than the rate of employer-provided contributions or benefits (expressed in each case as a percentage of an Employee's plan year compensation or average annual compensation above the specified dollar amount) under the Plan above such dollar amount.

     	(j)	"Offset Level" means the dollar limit specified in the
Plan on the amount of each Employee's final average compensation taken into account in determining the offset under an Offset
Plan.

     	(k)	"Offset Percentage" means the rate at which an
Employee's employer-provided benefit is reduced or offset under an Offset Plan (expressed as a percentage of the Employee's final average compensation up to the Offset Level), determined separately for the normal form and each optional form of benefit under the Plan.

     	(l)	"Offset Plan" means a Plan which is a defined benefit
plan that is not an Excess Plan and that provides that each Employee's employer-provided benefit is reduced or offset by a specified percentage of the Employee's final average compensation up to the Offset Level under such Plan.

     	(m)	"Plans" or "Plan" means:   		(1)	a plan or plans of a
Plan Sponsor or any Affiliate; or

     	(2)	a plan or plans of any other employer for which the
Employee receives credit for purposes of benefit accrual under any plan of the Plan Sponsor.

     	For purposes of this Appendix, where specific reference is made to the Supplemental Retirement Plan of the SCI Systems, Inc. Employee Financial Security Program, the reference is made to the `Supplemental Retirement Plan'.

     	(n)	"Section 401(l) Plan" means an Excess Plan or an
Offset Plan which is intended to satisfy Section 401(l) of the Code.

     	(o)	"Total Annual Disparity Fraction" means the sum of the
Annual Disparity Fractions of all Plans in which an Employee participates, determined as of the end of the current Plan Year.
 For purposes of calculating an Employee's Total Annual
Disparity Fraction, the Total Annual Disparity Fraction shall include all Annual Disparity Fractions of all Plans with plan years ending in the current Plan Year.



                            SECTION 2

     	(a)	Notwithstanding any other provision of the
Supplemental Retirement Plan, in no event shall the Total Annual
Disparity Fraction for each Employee for a given Plan Year exceed one.

     	(b)	For purposes of calculating the Total Annual Disparity
Fraction for an Employee, the following rules shall apply:
		(1)	A separate Annual Disparity Fraction shall be determined
for each Plan (or number of Plans, if aggregated for purposes of complying with Code Section 401(a)(4)) under which an Employee benefits; provided, however, that:

     	(A)	if a Plan provides an allocation or benefit under two
or more formulae, an Annual Disparity Fraction shall be determined for each formula;

     	(B)	if a Plan provides an allocation or benefit under the
greater of two or more formulae, an Annual Disparity Fraction shall be determined for each of the formulae, and the largest of the fractions shall be the Employee's Annual Disparity Fraction under the Plan;

     	(C)	if --		(i)	an Employee's employer-provided accrued
benefit under a Plan which is a defined benefit plan is offset by the Employee's total employer-provided accrued benefit under another Plan which is a defined benefit plan or by the actuarial equivalent (as defined in Treasury Section 1.401(a)(4)-12) of the Employee's total account balance under a Plan which is a defined contribution plan that is attributable to employer contributions, or

     	(ii)	the amount allocated to the Employee's account under
a Plan which is a defined contribution plan is offset by the Total amount allocated to the Employee's account under another
Plan which is a defined contribution plan, then, the Employee's Annual Disparity Fraction under both Plans shall be the larger of the Annual Disparity Fractions calculated separately under each Plan.



                            SECTION 3

     	(a)	Notwithstanding any other provision of the
Supplemental Retirement Plan, the Cumulative Disparity Fraction of an Employee who has benefited under one or more defined benefit plans for any plan year beginning on or after January 1, 1994 shall not exceed thirty-five (35); provided, however, that an Employee shall not be treated as benefiting under a Plan which is a defined benefit plan for purposes of this Subsection
(a) if the employer can establish that, for that plan year, the Plan which is a defined benefit plan was not a Section 401(l) Plan and did not impute permitted disparity under Treasury Regulations Section 1.401(a)(4)-7.

     	(b)	For purposes of calculating an Employee's Cumulative
Disparity Fraction, the Employee's Total Annual Disparity
Fraction for each of the Employee's years of service, not to exceed thirty-five (35), under all Plans as of the end of the last plan year beginning before January 1, 1989, is one.
Therefore, if, before the first plan year beginning on or after January 1, 1989, an employee never participated in or benefitted under any plan taken into account for purposes of this Appendix
B, the employee's Total Annual Disparity Fraction is determined without regard to this subsection (b).



                            SECTION 4

     	(a)	In the event the limitations set forth in Section 2 of
this Appendix B are exceeded, the Excess Benefit Percentage under the Supplemental Retirement Plan shall be reduced by an amount necessary to lower the Disparity provided under the Retirement Plan so as to comply with the limitations set forth in this Appendix B.

     	(b)	In the event the limitations set forth in Section 3 of
this Appendix B are exceeded with respect to an Employee, then for all years of the Employee's Credited Service earned after such limitations are exceeded, such Employee's Accrued Benefit shall be determined with respect to his Annual Earnings for such Plan Years at a rate equal to the lesser of

     	(1)	.5% per year of Credited Service, or

	(2)	the highest percentage permitted under the 133 1/3% accrual
rule of Code Section 411(b)(1)(B).



                          APPENDIX C

                      TOP-HEAVY PROVISIONS



                            SECTION 5

	As used in this Appendix C, the following words shall have the following meanings:

	(a)	"Determination Date" means, with respect to any Plan Year,
the last day of the preceding Plan Year, or, in the case of the first Plan Year, means the last day of the first Plan Year.

	(b)	"Key Employee" means an Employee or former Employee
(including a beneficiary of a Key Employee or former Key
Employee) who at any time during the Plan Year containing the Determination Date or any of the four preceding Plan Years is:

	(1)	An officer of a Plan Sponsor or of any Affiliate of a Plan
Sponsor whose Annual Earnings was greater than fifty percent
(50%) of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which the Plan Year ends, where the term "officer" means an administrative executive in regular and continual service to a Plan Sponsor or Affiliate; provided, however, that in no event shall the number of officers exceed the lesser of Subparagraphs (A) or (B) of this Paragraph (1), where:

	(A)	equals fifty Employees; and

	(B)	equals the greater of (i) three Employees or (ii) ten
percent (10%) of the number of Employees during the Plan Year, with any non-integer being increased to the next integer; or

	(2)	One of the ten Employees owning both (A) more than one-half
percent (.5%) of the outstanding stock of the Plan Sponsor, more than one-half percent (.5%) of the total combined voting power of all stock of the Plan Sponsor, or more than one-half percent
(.5%) of the capital or profits interest in the Plan Sponsor, and (B) the largest percentage ownership interests in the Plan
Sponsor or any of its Affiliates, and whose Annual Earnings is equal to or greater than the amount set forth in Section 1(a) of Appendix A to the Plan for the calendar year in which the Determination Date falls; or

	(3)	An owner of more than five percent (5%) of the outstanding
stock of the Plan Sponsor or more than five percent (5%) of the total combined voting power of all stock of the Plan Sponsor; or

	(4)	An owner of more than one percent (1%) of the outstanding
stock of the Plan Sponsor or more than one percent (1%) of the total combined voting power of all stock of the Plan Sponsor, and who in the Plan Year had Annual Earnings calculated from the Plan Sponsor and all of its Affiliates in the sum of more than $150,000.

	Employees other than Key Employees are sometimes referred to in this Appendix as "non-key employees."

	(c)	"Required Aggregation Group" means:

	(1)	each plan of a Plan Sponsor and its Affiliates which
qualifies under Code Section 401(a) in which a Key Employee is a participant, and

	(2)	each other plan of a Plan Sponsor and its Affiliates which
qualifies under Code Section 401(a) and which enables any plan described in Subsection (a) of this Section to meet the requirements of Section 401(a)(4) or 410 of the Code.

(d)	(1)	"Top-Heavy" means:

	(A)	if the Plan is not included in a Required Aggregation
Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

	(i)	the present value of the cumulative Accrued Benefits under
the Plan for all Key Employees exceeds 60 percent of the present value of the cumulative Accrued Benefits under the Plan for all Participants; and

	(ii)	the Plan when included in every potential combination, if
any, with any or all of:

	(I)	any Required Aggregation Group, and

	(II)	any plan of a Plan Sponsor which is not part of any
Required Aggregation Group and which qualifies under Code
Section 401(a), is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection); and

		(B)	if the Plan is included in a Required Aggregation Group,
the Plan's condition in a Plan Year for which, as of the Determination Date:

	(i)	the Required Aggregation Group is a Top-Heavy Group (as
defined in Paragraph (2) of this Subsection); and

	(ii)	the Required Aggregation Group when included in every
potential combination, if any, with any or all of the plans of a Plan Sponsor and its Affiliates which are not part of the Required Aggregation Group and which qualify under Code Section 401(a) is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection).

	(C)	For purposes of Subparagraphs (A)(i) and (B)(ii) of this
Paragraph (1), any combination of plans must satisfy the requirements of Code Sections 401(a)(4) and 410.

	(2)	A group shall be deemed to be a Top-Heavy Group if:

	(A)	the sum, as of the Determination Date, of the present value
of the cumulative accrued benefits for all Key Employees under all plans included in such group exceeds

	(B)	60 percent of a similar sum determined for all participants
in such plans.

	(3)	(A)	For purposes of this Section, the present value of the
accrued benefit for any participant in a defined contribution plan as of any Determination Date or last day of a plan year shall be the sum of:

	(i)	as to any defined contribution plan other than a simplified
employee pension, the account balance as of the most recent valuation date occurring within the plan year ending on the Determination Date or last day of a plan year, and

	(ii)	as to any simplified employee pension, the aggregate
employer contributions, and

	(iii) an adjustment for contributions due as of the Determination Date or last day of a plan year.

	In the case of a plan that is not subject to the minimum funding requirements of Code Section 412, the adjustment in Clause (iii) of this Subparagraph (A) shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date or last day of the plan year to the extent not included under Clause (i) or (ii) of this Subparagraph (A); provided, however, that in the first plan year of the plan, the adjustment in Clause (iii) Subparagraph (A) shall also reflect the amount of any contributions made thereafter that are allocated as of a date in such first Plan Year. In the case of a plan that is subject to the minimum funding requirements, the account balance in Clause (i) of this Subparagraph (A) and the aggregate contributions in Clause (i) of this Subparagraph (A) shall include contributions that would be allocated as of a date not later than the Determination Date or last day of a plan year, even though those amounts are not yet required to be contributed, and the adjustment in Clause
(iii) of this Subparagraph (A) shall be the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Code Section 412(c)(10) to the extent not included under Clause (i) or (ii) of this Subparagraph (A).

	(B)	For purposes of this Subsection, the present value of the
accrued benefit for any participant in a defined benefit plan as of any Determination Date or last day of a plan year must be determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date or last day of a plan year as if such participant terminated as of such valuation date; provided, however, that in the first plan year of a plan, the present value of the accrued benefit for a current participant must be determined either (i) as if the participant terminated service as of the Determination Date or last day of a plan year or (ii) as if the participant terminated service as of such valuation date, but taking into account the estimated accrued benefit as of the Determination Date or last day of a plan year. For purposes of this Subparagraph (B), the valuation date must be the same valuation date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year. The actuarial assumptions utilized in calculating the present value of the accrued benefit for any participant in a defined benefit plan for purposes of this Subparagraph (B) shall be established by the Plan
Administrator after consultation with the actuary for the plan, and shall be reasonable in the aggregate and shall comport with the requirements set forth by the Internal Revenue Service in Q&A T-26 and T-27 of Regulation Section 1.416-1.

	(C)	For purposes of determining the present value of the
cumulative accrued benefit under a plan for any participant in accordance with this Subsection, the present value shall be increased by the aggregate distributions made with respect to the participant (including distributions paid on account of death to the extent they do not exceed the present value of the cumulative accrued benefit existing immediately prior to death) under each plan being considered, and under any terminated plan which if it had not been terminated would have been in a Required Aggregation Group with the participating plan, during the 5-year period ending on the Determination Date or last day of the plan year that falls within the calendar year in which the Determination Date falls.

	(D)	For purposes of this Paragraph (3), participant
contributions which are deductible as "qualified retirement contributions" within the meaning of Code Section 219 or any successor, as adjusted to reflect income, gains, losses, and other credits or charges attributable thereto, shall not be considered to be part of the accrued benefits under any plan.

	(E)	For purposes of this Paragraph (3), if any employee is not
a Key Employee with respect to any plan for any plan year, but such employee was a Key Employee with respect to such plan for any prior plan year, any accrued benefit for such employee shall not be taken into account.

	(F)	For purposes of this Paragraph (3), if any employee has not
any Plan Sponsor or Affiliate maintaining the plan at any time during the five-year period ending on the Determination Date, any accrued benefit for that employee shall not be taken into account.

	(G)	(i)	In the case of an "unrelated rollover" (as defined
below) between plans which qualify under Code Section 401(a),
(a) the plan providing the distribution shall count the distribution as a distribution under Subparagraph (C) of this Paragraph (3), and (b) the plan accepting the distribution shall not consider the distribution part of the accrued benefit under this Section; and

	(ii)	In the case of a "related rollover" (as defined below)
between plans which qualify under Code Section 401(a), (a) the plan providing the distribution shall not count the distribution as a distribution under Subparagraph (C) of this Paragraph (3), and (b) the plan accepting the distribution shall consider the distribution part of the accrued benefit under this Section.



For purposes of this Subparagraph (G), an "unrelated rollover" is a rollover as defined in Code Section 402(a)(5) or 408(d)(3) or a plan-to-plan transfer which is both initiated by the participant and made from a plan maintained by one employer to a plan maintained by another employer where the employers are not Affiliates. For purposes of this Subparagraph (G), a "related rollover" is a rollover as defined in Code Section 402(a)(5) or 408(d)(3) or a plan-to-plan transfer which is either not initiated by the participant or made to a plan maintained by the employer or an Affiliate.



                            SECTION 6

	Notwithstanding anything contained in the Plan to the contrary, in any Plan Year during which the Plan is Top-Heavy, a Participant's interest in his Accrued Benefit shall not vest at any rate which is slower than the following schedule, effective as of the first day of that Plan Year:

  Full Years of                               Percentage
  Vesting Service                            Vested
Less than Three                                        0%
Three or more                                      100%

	The schedule set forth above in this Section of Appendix B of the Plan shall be inapplicable to a Participant who has failed to perform an Hour of Service after the Determination Date on which the Plan has become Top-Heavy. When the Plan ceases to be Top-Heavy, the schedule set forth above in this Section of Appendix C to the Plan shall cease to be applicable; provided however, that the provisions of the Plan Section dealing with changes in the vesting schedule shall apply.



                            SECTION 7

	(a)	Notwithstanding anything contained in the Plan to the
contrary, and except as otherwise provided in Subsection (b) of this Section, the Accrued Benefit derived from Plan Sponsor contributions of each Participant who is not a Key Employee, when expressed as an annual retirement benefit (as defined below), shall not be less than the applicable percentage (as defined in Subsection (b) of this Section) of the Participant's average compensation (as defined in Subsection (d) of this Section below).

	(b)	For purposes of Subsection (a) of this Section, the term
"applicable percentage" means the lesser of:

	(1)	2 percent multiplied by the number of years of service (as
defined in (c) below) with a Plan Sponsor, or

	(2)	20 percent.

	For purposes of this Section:

	(1)	Except as provided in Paragraph (2) of this Subsection (c),
years of service shall be determined under the rules of Paragraphs (4), (5), and (6) of Code Section 411(a).

	(2)	A year of service with a Plan Sponsor shall not be taken
into account if:

	(A)	the Plan was not Top-Heavy for any Plan Year ending during
that year of service, or

	(B)	that year of service was completed in a Plan Year beginning
before January 1, 1984.

(d)	(1)	For purposes of Subsection (a) of this Section, "average
compensation" means the average of a Participant's Annual
Earnings for each Plan Year in the Participant's testing period
(as defined in Paragraph (2) of this Subsection).

	(2)	(A)	A Participant's testing period shall be the period of
consecutive Plan Years (not exceeding 5) during which the Participant had the greatest aggregate compensation from a Plan
Sponsor.

	(B)	The Plan Years taken into account under Subparagraph (A) of
this Paragraph (2) shall not include years for which the Participant did not earn a year of service under the rules of paragraphs (4), (5) and (6) of Code Section 411(a).

	(C)	A Plan Year shall not be taken into account under
Subparagraph (A) of this Paragraph (2) if:

	(i)	that Plan Year ends before January 1, 1984, or

	(ii)	that Plan Year begins after the close of the last Plan
Year in which the Plan was Top-Heavy.

	(e)	(1)	For purposes of Subsection (a) of this Section, the
term "annual retirement benefit" means a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at Normal Retirement age.

	(2)	If the Participant's benefit under this Plan begins at a
date other than his Normal Retirement age, the Participant shall receive a benefit which is no less than the Actuarial Equivalent of the annual retirement benefit provided under this Section.

	(f)	The minimum Accrued Benefit described under this Section
shall be provided to any Employee who is otherwise eligible for participation in the Plan, even if:

	(1)	The Employee fails to make mandatory employee contributions
required as a condition of participation in the Plan, or

	(2)	The Employee's compensation is less than a stated amount, or



(3)	The Employee is not employed by a Plan Sponsor or Affiliate
on a given date.



                            SECTION 8

	In any limitation year (as defined in Section 6 of Appendix A to the Plan) which contains any portion of a Plan Year in which the Plan is Top-Heavy, the number "1.0" shall be substituted for the number "1.25" in Section 5 of Appendix A to the Plan.

(End of Exhibit 10 ( k) (1) )

EXHIBIT 11 - COMPUTATION OF PRIMARY AND FULLY DILUTED EARNINGS PER SHARE (In thousands of dollars except number of shares and per share amounts)

																																													Year Ended:
																																													June 30,     June 30,    June 30,
																																													1994         1993        1992

Primary Earnings Per Share
Income from continuing operations            $29,936      $30,615     $ 9,061
Loss from discontinued operations             (8,775)      (4,056)     (5,236)
																																													--------------------------------
																							Net income             21,161       26,559       3,825
Add back after-tax interest expense for
debentures converted in fiscal 1993.             N/A        3,394         N/A
																																													--------------------------------
						Adjusted net income used in
							primary computation                   $21,161      $29,953     $ 3,825
																																													================================
Weighted average number of shares
	outstanding during period                27,138,945   26,965,660   20,968,969
Applicable number of shares for
	common stock equivalents
	(stock options) outstanding for period,
	using Treasury Stock Method based on
	average market price for period             564,248      566,648       (A)
																																										------------------------------------
Weighted average number of shares
	used in computation                      27,703,193   27,532,308   20,968,969
																																										====================================

Primary earnings per share:
	From continuing operations                   $ 1.08       $ 1.24       $  .43
	From discontinued operations                   (.32)        (.15)        (.25)
																																										------------------------------------
																		Net income                  $  .76       $ 1.09       $  .18
																																										====================================

Fully Diluted Earnings Per Share                (B)                        (B)
Income from continuing operations                         $30,615
Loss from discontinued operations                          (4,056)
																																																										-------
																		Net income                               26,559
Add back after-tax interest expense
	for debentures converted in fiscal 1993.                   3,394
Add back after-tax interest expense for
	outstanding 5 5/8% convertible subordinated
	debentures                                                 1,609
																																																											------
Adjusted net income used in fully diluted
computation                                               $31,562
																																																										=======
Weighted average number of shares
	outstanding during period                             26,965,660
Applicable number of shares for common
	stock equivalents (stock options)
	outstanding for period, using Treasury
	Stock Method based on period ended
	market price                                             602,512
Number of shares to be issued if 5 5/8%
	convertible subordinated debentures were
	converted                                              1,850,727
																																																							----------
Weighted average number of shares used
	in computation                                        29,418,899
																																																							==========
Fully diluted earnings per share:
	From continuing operations                                $ 1.21
	From discontinued operations                                (.14)
																																																											------
																		Net income                               $ 1.07
																																																											======


(A) Under the Treasury Stock Method, the weighted average number of shares associated with outstanding common stock options represented less than of 1% of the total weighted number of shares; therefore, their effect was not included in the earnings per share computation.

(B) The potential conversion of the convertible debentures were anti-dilutive for this period.

(End of Exhibit 11)